UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21311

PIMCO High Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

William G. Galipeau

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: July 31

Date of reporting period: July 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO Closed-End Funds

Annual Report

July 31, 2016

PIMCO Corporate & Income Opportunity Fund

PIMCO Corporate & Income Strategy Fund

PIMCO High Income Fund

PIMCO Income Strategy Fund

PIMCO Income Strategy Fund II

Letter from the Chairman of the Board & President

Dear Shareholder,

The global financial markets generated mixed results during the reporting period. Investor sentiment fluctuated as investors reacted to incoming economic data, shifting monetary policy, volatile commodity prices and numerous geopolitical issues.

On July 19, 2016, PIMCO announced that the firm’s Managing Directors have appointed Emmanuel (Manny) Roman as PIMCO’s next Chief Executive Officer. PIMCO’s current CEO, Douglas Hodge, will assume a new role as Managing Director and Senior Advisor when Mr. Roman joins PIMCO on November 1st. The announcement of Mr. Roman as PIMCO’s CEO is the culmination of a process undertaken by the firm to hire a senior executive who would add leadership and strategic insights combined with a deep appreciation of PIMCO’s diversified global businesses, investment process and focus on superior investment performance and client service. Mr. Roman’s appointment has the full support of the firm’s leadership including Mr. Hodge, PIMCO’s President Jay Jacobs, the firm’s Executive Committee and its Managing Directors. Mr. Roman has nearly 30 years of experience in the investment industry, with expertise in fixed income and proven executive leadership, most recently as CEO of Man Group PLC, one of the world’s largest publicly traded alternative asset managers and a leader in liquid, high-alpha investment strategies.

For the 12-month reporting period ended July 31, 2016

Despite a number of headwinds, the U.S. economy was resilient and continued to expand during the reporting period. That being said, the pace was far from robust. Looking back, U.S. gross domestic product (“GDP”), which represents the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 2.0% annual pace during the third quarter of 2015. Economic activity then decelerated, as GDP grew at a 1.4% and 1.1% annual pace during the fourth quarter of 2015 and first quarter of 2016, respectively. Finally, the Commerce Department’s second reading — released after the reporting period had ended — showed that second quarter 2016 GDP grew at an annual pace of 1.1%.

At its meeting in December 2015, the Federal Reserve (“Fed”) took its initial step toward normalizing monetary policy. In particular, the Fed raised interest rates from a range between 0% and 0.25% to a range between 0.25% and 0.50%. However, since that time the Fed has remained on hold. In its official statement following the Fed’s July 2016 meeting it said, “The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data.”

Economic activity outside the U.S. was mixed during the reporting period. In the eurozone, underlying economies gradually improved from low levels due to better domestic demand, while low inflation remained a concern. Against this backdrop, the European Central Bank (“ECB”) introduced additional easing measures, including the purchase of corporate bonds in an attempt to stimulate growth and spur inflation. The Bank of Japan also continued to pursue highly accommodative monetary policy. While the Bank of England (“BoE”) kept rates on hold, British voters’ decision in June 2016 to leave the European Union (“Brexit”) led to speculation that the country’s central bank would lower rates in the near future. This occurred on August 4, 2016 — after the reporting period ended — as the BoE lowered interest rates from 0.50% to 0.25%, an all-time low, and announced that it would purchase government and corporate bonds in an attempt to stimulate the U.K. economy. Elsewhere, economic activity in China moderated, which impacted growth in many emerging market economies.

Commodity prices were highly volatile during the reporting period. Crude oil began the reporting period at roughly $49 a barrel and ended the period at approximately $42 a barrel. Its low of $26 occurred on February 11, 2016 and its peak of $52 took place on June 9, 2016. Finally, foreign exchange markets fluctuated given economic data, central bank policy and, most recently, Brexit, which sent the pound sharply lower.

2	PIMCO CLOSED-END FUNDS

Outlook

Nine years since the financial crisis started, monetary easing is continuing with few signs of an end in sight. This appears to be especially true in a post-Brexit world rife with economic uncertainty and generally weak growth around the world. Against this backdrop, investor sentiment is likely to be challenged at times. Other questions facing investors are the upcoming November elections in the U.S. and a host of geopolitical issues, such as further moderating growth in China, instability in the Middle East, and further terrorist attacks, to name a few.

In such an environment, investors will be in for a choppy ride. However, in our view it won’t be without opportunity, especially for those with long-term outlooks, a healthy risk appetite and the latitude to invest actively. As always, we will continue to conduct extensive research and focus on quality and sustainability to help our shareholders navigate the many uncertainties around the globe.

In the following pages of this PIMCO Closed-End Funds Annual Report, please find specific details regarding investment performance and a discussion of factors that most affected the Funds’ performance over the 12 months ended July 31, 2016.

Thank you for investing with us. We value your trust and will continue to work diligently to meet your investment needs. If you have questions regarding any of your PIMCO Closed-End Funds investments, please contact your financial advisor or call the Funds’ shareholder servicing agent at (844) 33-PIMCO, or (844) 337-4626. We also invite you to visit our website at www.pimco.com to learn more about our views.

Sincerely,

Hans W. Kertess	Peter G. Strelow
Chairman of the Board of Trustees	President

ANNUAL REPORT	JULY 31, 2016	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well- diversified investment portfolio. It is important to note, however, that in an environment where interest rates trend upward, rising rates would negatively impact the performance of most bond funds, and fixed- income securities held by a Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund Management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with rising interest rates. This is especially true since the Federal Reserve Board has concluded its quantitative easing program and, at its meeting on December 16, 2015, raised interest rates for the first time since 2006 from a target range of 0% to 0.25% to a target range of 0.25% to 0.50%. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets” in corporate bonds. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in increased losses to a Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. In addition, in the current low interest rate environment, the market price of the Funds’ common shares may be particularly sensitive to changes in interest rates or the perception that there will be a change in interest rates.

The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, call risk, credit risk, management risk and the risk that a Fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in a Fund’s net asset value “NAV”. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying a derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not directly own. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and adversely affect the value or performance of derivatives and a Fund. For instance, in December 2015, the SEC proposed new regulations applicable to a mutual fund’s use of derivatives and related instruments. If adopted as proposed, these regulations could significantly limit or impact a Fund’s ability to invest in derivatives and other instruments, limit a Fund’s ability to employ certain strategies that use derivatives and adversely affect a Fund’s performance, efficiency in implementing its strategy, liquidity and ability to pursue its investment objectives and generate income.

Certain Funds’ monthly distributions may include, among other sources, payments and premiums (characterized as capital for financial accounting purposes and as ordinary income for tax purposes) generated by certain types of interest rate derivatives.

Strategies involving interest rate derivatives may attempt to capitalize on differences between short-term and long-term interest rates as part of a Fund’s duration and yield curve active management strategies. For instance, in the event that long-term interest rates are higher than short-term interest rates, a Fund may elect to pay a floating short-term interest rate and to receive a long-term fixed interest rate for a stipulated period of time, thereby generating payments as a function of the difference between current short-term interest rates and long-term interest rates, so long as the floating short-term interest rate (which may rise) is lower than the fixed long-term interest rate.

A Fund may also enter into opposite sides of multiple interest rate swaps or other derivatives with respect to the same underlying reference instrument (e.g., a 10-year U.S. treasury) that have different effective dates with respect to interest accrual time periods for the principal purpose of generating distributable gains (characterized as ordinary income for tax purposes) and that are not part of the Fund’s duration or yield curve management strategies (“paired swap transactions”). In a paired swap transaction, a Fund would generally enter into one or more interest rate swap agreements whereby the Fund agrees to make regular payments starting at the time the Fund enters into the agreements equal to a floating interest rate in return for payments equal to a fixed interest rate (the “initial leg”). The Fund would also enter into one or more interest rate swap agreements on the same underlying instrument, but take the opposite position (i.e., in this example, the Fund would make regular payments equal to a fixed interest rate in return for receiving payments equal to a floating interest

4	PIMCO CLOSED-END FUNDS

rate) with respect to a contract whereby the payment obligations do not commence until a date following the commencement of the initial leg (the “forward leg”).

A Fund’s income- and gain-generating strategies may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or the Fund’s debt investments, or arising from its use of derivatives. For instance, a significant portion of a Fund’s monthly distributions may be sourced from paired swap transactions utilized to produce current distributable ordinary income for tax purposes on the initial leg, with the expectation that the Fund will later realize a corresponding capital loss and potential decline in its net asset value with respect to the forward leg (to the extent there are not corresponding offsetting capital gains being generated from other sources). Because some or all of these transactions may generate capital losses without corresponding offsetting capital gains, portions of a Fund’s distributions recognized as ordinary income for tax purposes (such as from paired swap transactions) may be economically similar to a taxable return of capital when considered together with such capital losses.

The notional exposure of a Fund’s interest rate derivatives may represent a multiple of the Fund’s total net assets. There can be no assurance a Fund’s strategies involving interest rate derivatives will work as intended and such strategies are subject to the risks related to the use of derivatives generally, as discussed above (see also Notes 6 and 7 in the Notes to Financial Statements for further discussion on the use of derivative instruments and certain of the risks associated therewith).

A Fund’s use of leverage creates the opportunity for increased income for the Fund’s common shareholders, but also creates special risks. Leverage is a speculative technique that may expose a Fund to greater risk and increased costs. If shorter-term interest rates rise relative to the rate of return on a Fund’s portfolio, the interest and other costs of leverage to the Fund could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to the Fund’s common shareholders. In addition, fees and expenses of any form of leverage used by a Fund will be borne entirely by its common shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Fund’s common shares. There can be no assurance that a Fund’s use of leverage will result in a higher yield on its common shares, and it may result in losses. Leverage creates several major types of risks for a Fund’s common shareholders, including: (1) the likelihood of greater volatility of net asset value and market price of the Fund’s common shares, and of the investment return to the Fund’s common shareholders, than a comparable portfolio without leverage; (2) the possibility either that the Fund’s common share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on the Fund’s common shares will fluctuate because such costs vary over time; and (3) the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the net asset value of the Fund’s common shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Fund’s common shares.

A Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of certain foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in foreign securities. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Risks associated with investing in foreign securities may be increased when a Fund invests in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the emerging market.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and, as applicable, risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. In the case of a loan participation or assignment, a Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. In the event of the insolvency of the lender selling a loan participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans or acting as an originator of loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions

ANNUAL REPORT	JULY 31, 2016	5

Important Information About the Funds (Cont.)

associated with the loans. To the extent that a Fund originates a loan, it may be responsible for all or a substantial portion of the expenses associated with initiating the loan, irrespective of whether the loan transaction is ultimately consummated or closed. This may include significant legal and due diligence expenses, which will be indirectly borne by a Fund and its shareholders.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may experience additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Funds because the Funds may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

High-yield bonds (commonly referred to as “junk bonds”) typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher- rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money on its investment. The Funds may also invest in bonds and other instruments that are not rated, but which PIMCO considers to be equivalent to high-yield investments. The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

The global economic crisis brought several small economies in Europe to the brink of bankruptcy and many other economies into recession and weakened the banking and financial sectors of many European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all experienced large public budget deficits, the effects of which are still yet unknown and may slow the overall recovery of the European economies from the global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or other central banks or supranational agencies such as the International Monetary Fund. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in a deep economic downturn which could significantly affect the value of a Fund’s European investments. It is possible that one or more Economic and Monetary Union of the European Union (“EMU”) member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The exit of any country out of the euro may have an extremely destabilizing effect on other eurozone countries and their economies and a negative effect on the global economy as a whole. Such an exit by one country may also increase the possibility that additional countries may exit the euro should they face similar financial difficulties. In June 2016, the United Kingdom approved a referendum to leave the European Union. Significant uncertainty remains in the market regarding the ramifications of that development, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict.

As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational risks through breaches in cyber security. A breach in cyber

6	PIMCO CLOSED-END FUNDS

security refers to both intentional and unintentional cyber events that may cause a Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Cyber security breaches may involve unauthorized access to a Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches of a Fund’s third party service providers (including but not limited to advisers, sub-advisers, administrators, transfer agents, custodians, distributors and other third parties) or issuers that a Fund invests in can also subject a Fund to many of the same risks associated with direct cyber security breaches. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Like with operational risk in general, the Funds have established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially since the Funds do not directly control the cyber security systems of issuers or third party service providers. The Funds and their shareholders could be negatively impacted as a result.

The Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short- term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Funds’ performance and/or ability to achieve their investment objectives. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Funds could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Funds to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

The common shares of the Funds trade on the New York Stock Exchange. As with any stock, the price of a Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares of a Fund, the price received may be more or less than your original investment. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The common shares of a Fund may trade at a price that is less than the initial offering price and/or the net asset value of such shares. Further, if a Fund’s shares trade at a price that is more than the initial offering price and/or the net asset value of such shares, including at a substantial premium and/or for an extended period of time, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to net asset value thereafter.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: asset allocation risk, credit risk, stressed securities risk, distressed and defaulted securities risk, corporate bond risk, market risk, issuer risk, liquidity risk, equity securities and related market risk, mortgage-related and other asset-backed securities risk, extension risk, prepayment risk, privately issued mortgage-related securities risk, mortgage market/ subprime risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, redenomination risk, non- diversification risk, management risk, municipal bond risk, inflation- indexed security risk, senior debt risk, loans, participations and assignments risk, reinvestment risk, real estate risk, U.S. Government securities risk, foreign (non-U.S.) government securities risk, valuation risk, segregation and cover risk, focused investment risk, credit default swaps risk, event-linked securities risk, counterparty risk, preferred securities risk, confidential information access risk, other investment

ANNUAL REPORT	JULY 31, 2016	7

Important Information About the Funds (Cont.)

companies risk, private placements risk, inflation/deflation risk, regulatory risk, tax risk, recent economic conditions risk, market disruptions and geopolitical risk, potential conflicts of interest involving allocation of investment opportunities, repurchase agreements risk, securities lending risk, zero-coupon bond and payment-in-kind securities risk, portfolio turnover risk, smaller company risk, short sale risk and convertible securities risk. A description of certain of these risks is available in the Notes to Financial Statements of this Report.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table measures performance assuming that all dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about a Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends. Performance shown is net of fees and expenses.

The following table discloses the commencement of operations and diversification status of each Fund:

Fund Name	Commencement of Operations	Diversification Status
PIMCO Corporate & Income Opportunity Fund	12/27/02	Diversified
PIMCO Corporate & Income Strategy Fund	12/21/01	Diversified
PIMCO High Income Fund	04/30/03	Diversified
PIMCO Income Strategy Fund	08/29/03	Diversified
PIMCO Income Strategy Fund II	10/29/04	Diversified

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The Trustees are responsible generally for overseeing the management of the Funds. The Trustees authorize the Funds to enter into service agreements with the Investment Manager and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s original or any subsequent prospectus or Statement of Additional Information (SAI), any press release or shareholder report, any contracts filed as exhibits to a Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, on the other hand. The Trustees (or the Funds and their officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent or use a new prospectus or SAI with respect to a Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in a Fund’s prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Funds at (844) 33-PIMCO (844-337-4626), on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Each Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Funds at (844) 33-PIMCO (844-337-4626) and on the Funds’ website at www.pimco.com.

Updated portfolio holdings information about a Fund will be available at www.pimco.com approximately 15 calendar days after such Fund’s most recent fiscal quarter end, and will remain accessible until such Fund files a Form N-Q or a shareholder report for the period which includes the date of the information. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

8	PIMCO CLOSED-END FUNDS

PIMCO Corporate & Income Opportunity Fund

Symbol on NYSE - PTY

Allocation Breakdown†

Corporate Bonds & Notes	39.6%
Non-Agency Mortgage-Backed Securities	21.9%
Asset-Backed Securities	15.3%
Short-Term Instruments	10.0%
Municipal Bonds & Notes	6.4%
Other	6.8%
†	% of Investments, at value as of 07/31/2016. Financial derivative instruments, if any, are excluded.

Fund Information (as of July 31, 2016)(1)

Market Price	$14.75
NAV	$13.27
Premium/(Discount) to NAV	11.15%
Market Price Distribution Yield(2)	10.58%
NAV Distribution Yield(2)	11.76%
Total Effective Leverage(3)	42%

Average Annual Total Return(1) for the period ended July 31, 2016
	1 Year	5 Year	10 Year	Commencement of Operations (12/27/02)
Market Price	16.09%	9.04%	12.18%	13.35%
NAV	5.26%	11.81%	13.75%	13.78%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Corporate & Income Opportunity Fund’s primary investment objective is to seek high current income, with capital preservation and capital appreciation as secondary objectives.

Fund Insights at NAV

Following are key factors impacting the Fund’s performance during the reporting period:

»	The Fund’s exposure to U.S. interest rates was the primary contributor to performance, as interest rates rallied significantly.

»	The Fund’s allocation to non-agency mortgage-backed securities contributed to returns. The sector continued to benefit from an improving U.S. housing market and limited outstanding supply.

»

The Fund’s exposure to U.S. dollar-denominated Russian sovereign and quasi-sovereign bonds benefited returns. Spreads on these issues continued to retrace much of the widening that occurred in recent years, as geopolitical tensions in the region eased and investor sentiment improved.

»

The Fund’s allocation to high yield corporate bonds was the primary detractor from performance. The asset class faced headwinds from lower energy prices, financial market volatility and mutual fund withdrawals.

»	Exposure to local and hard currency-denominated Brazilian debt detracted from returns. Brazil was negatively impacted by its slowing economy, high inflation and an ongoing political crisis.

ANNUAL REPORT	JULY 31, 2016	9

PIMCO Corporate & Income Strategy Fund

Symbol on NYSE - PCN

Allocation Breakdown†

Corporate Bonds & Notes	46.8%
Non-Agency Mortgage-Backed Securities	24.0%
Asset-Backed Securities	15.9%
Municipal Bonds & Notes	3.7%
Short-Term Instruments	2.4%
Other	7.2%
†	% of Investments, at value as of 07/31/2016. Financial derivative instruments, if any, are excluded.

Fund Information (as of July 31, 2016)(1)

Market Price	$15.43
NAV	$14.28
Premium/(Discount) to NAV	8.05%
Market Price Distribution Yield(2)	8.75%
NAV Distribution Yield(2)	9.45%
Total Effective Leverage(3)	25%

Average Annual Total Return(1) for the period ended July 31, 2016
	1 Year	5 Year	10 Year	Commencement of Operations (12/21/01)
Market Price	24.21%	10.09%	11.75%	11.64%
NAV	6.78%	11.08%	12.56%	11.90%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Corporate & Income Strategy Fund’s primary investment objective is to seek high current income, with a secondary objective of capital preservation and appreciation.

Fund Insights at NAV

Following are key factors impacting the Fund’s performance during the reporting period:

»	The Fund’s exposure to U.S. interest rates was the primary contributor to performance, as interest rates rallied significantly.

»	The Fund’s allocation to non-agency mortgage-backed securities contributed to returns. The sector continued to benefit from an improving U.S. housing market and limited outstanding supply.

»

The Fund’s exposure to U.S. dollar-denominated Russian quasi-sovereign bonds benefited returns. Spreads on these issues continued to retrace much of the widening that occurred in recent years, as geopolitical tensions in the region eased and investor sentiment improved.

»

The Fund’s allocation to high yield corporate bonds was the primary detractor from performance. The asset class faced headwinds from lower energy prices, financial market volatility and mutual fund withdrawals.

»	Exposure to local and hard currency-denominated Brazilian debt detracted from returns. Brazil was negatively impacted by its slowing economy, high inflation and an ongoing political crisis.

10	PIMCO CLOSED-END FUNDS

PIMCO High Income Fund

Symbol on NYSE - PHK

Allocation Breakdown†

Corporate Bonds & Notes	56.6%
Non-Agency Mortgage-Backed Securities	14.7%
Asset-Backed Securities	14.6%
Municipal Bonds & Notes	6.9%
Short-Term Instruments	2.4%
Other	4.8%
†	% of Investments, at value as of 07/31/2016. Financial derivative instruments, if any, are excluded.

Fund Information (as of July 31, 2016)(1)

Market Price	$10.03
NAV	$6.63
Premium/(Discount) to NAV	51.28%
Market Price Distribution Yield(2)	12.38%
NAV Distribution Yield(2)	18.73%
Total Effective Leverage(3)	26%

Average Annual Total Return(1) for the period ended July 31, 2016
	1 Year	5 Year	10 Year	Commencement of Operations (04/30/03)
Market Price	19.92%	8.63%	10.80%	11.01%
NAV	8.68%	13.11%	11.29%	11.34%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO High Income Fund’s primary investment objective is to seek high current income, with capital appreciation as a secondary objective.

Fund Insights at NAV

Following are key factors impacting the Fund’s performance during the reporting period:

»	The Fund’s exposure to U.S. interest rates was the primary contributor to performance, as interest rates rallied significantly.

»	The Fund’s allocation to non-agency mortgage-backed securities contributed to returns. The sector continued to benefit from an improving U.S. housing market and limited outstanding supply.

»

The Fund’s exposure to U.S. dollar-denominated Russian quasi-sovereign bonds benefited returns. Spreads on these issues continued to retrace much of the widening that occurred in recent years, as geopolitical tensions in the region eased and investor sentiment improved.

»

The Fund’s allocation to high yield corporate bonds was the primary detractor from performance. The asset class faced headwinds from lower energy prices, financial market volatility and mutual fund withdrawals.

»	Exposure to local and hard currency-denominated Brazilian debt detracted from returns. Brazil was negatively impacted by its slowing economy, high inflation and an ongoing political crisis.

»	The Fund’s use of paired swap transactions during the reporting period supported the Fund’s monthly distributions, but generally resulted in a decline in the Fund’s net asset value.

ANNUAL REPORT	JULY 31, 2016	11

PIMCO Income Strategy Fund

Symbol on NYSE - PFL

Allocation Breakdown†

Corporate Bonds & Notes	49.3%
Asset-Backed Securities	23.9%
Non-Agency Mortgage-Backed Securities	14.3%
Municipal Bonds & Notes	4.5%
Short-Term Instruments	1.8%
Other	6.2%
†	% of Investments, at value as of 07/31/2016. Financial derivative instruments, if any, are excluded.

Fund Information (as of July 31, 2016)(1)

Market Price	$10.48
NAV	$10.53
Premium/(Discount) to NAV	(0.47)%
Market Price Distribution Yield(2)	10.31%
NAV Distribution Yield(2)	10.26%
Total Effective Leverage(3)	23%

Average Annual Total Return(1) for the period ended July 31, 2016
	1 Year	5 Year	10 Year	Commencement of Operations (08/29/03)
Market Price	12.41%	7.32%	5.31%	5.67%
NAV	1.91%	9.24%	6.08%	6.17%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Income Strategy Fund’s primary investment objective is to seek high current income, consistent with the preservation of capital.

Fund Insights at NAV

Following are key factors impacting the Fund’s performance during the reporting period:

»	The Fund’s exposure to U.S. interest rates was the primary contributor to performance, as interest rates rallied significantly.

»	The Fund’s allocation to non-agency mortgage-backed securities contributed to returns. The sector continued to benefit from an improving U.S. housing market and limited outstanding supply.

»

The Fund’s exposure to U.S. dollar-denominated Russian quasi-sovereign bonds benefited returns. Spreads on these issues continued to retrace much of the widening that occurred in recent years, as geopolitical tensions in the region eased and investor sentiment improved.

»

The Fund’s allocation to high yield corporate bonds was the primary detractor from performance. The asset class faced headwinds from lower energy prices, financial market volatility and mutual fund withdrawals.

»	Exposure to local and hard currency-denominated Brazilian debt detracted from returns. Brazil was negatively impacted by its slowing economy, high inflation and an ongoing political crisis.

12	PIMCO CLOSED-END FUNDS

PIMCO Income Strategy Fund II

Symbol on NYSE - PFN

Allocation Breakdown†

Corporate Bonds & Notes	45.4%
Non-Agency Mortgage-Backed Securities	21.8%
Asset-Backed Securities	16.3%
Municipal Bonds & Notes	7.0%
Short-Term Instruments	2.6%
Other	6.9%
†	% of Investments, at value as of 07/31/2016. Financial derivative instruments, if any, are excluded.

Fund Information (as of July 31, 2016)(1)

Market Price	$9.39
NAV	$9.42
Premium/(Discount) to NAV	(0.32)%
Market Price Distribution Yield(2)	10.22%
NAV Distribution Yield(2)	10.19%
Total Effective Leverage(3)	25%

Average Annual Total Return(1) for the period ended July 31, 2016
	1 Year	5 Year	10 Year	Commencement of Operations (10/29/04)
Market Price	11.92%	9.32%	4.72%	4.59%
NAV	2.34%	9.78%	4.81%	5.01%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Income Strategy Fund II’s primary investment objective is to seek high current income, consistent with the preservation of capital.

Fund Insights at NAV

Following are key factors impacting the Fund’s performance during the reporting period:

»	The Fund’s exposure to U.S. interest rates was the primary contributor to performance, as interest rates rallied significantly.

»	The Fund’s allocation to non-agency mortgage-backed securities contributed to returns. The sector continued to benefit from an improving U.S. housing market and limited outstanding supply.

»

The Fund’s exposure to U.S. dollar-denominated Russian quasi-sovereign bonds benefited returns. Spreads on these issues continued to retrace much of the widening that occurred in recent years, as geopolitical tensions in the region eased and investor sentiment improved.

»

The Fund’s allocation to high yield corporate bonds was the primary detractor from performance. The asset class faced headwinds from lower energy prices, financial market volatility and mutual fund withdrawals.

»	Exposure to local and hard currency-denominated Brazilian debt detracted from returns. Brazil was negatively impacted by its slowing economy, high inflation and an ongoing political crisis.

ANNUAL REPORT	JULY 31, 2016	13

Financial Highlights

		Investment Operations						Less Distributions to Common Shareholders(b)

	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Distributions on Preferred Shares from Net Investment Income(b)	Distributions on Preferred Shares from Realized Gains(b)		Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Corporate & Income Opportunity Fund
07/31/2016	$14.23	$1.30	$(0.65)	$(0.02)	$0.00		$0.63	$(1.59)	$0.00	$0.00	$(1.59)
12/01/2014 - 07/31/2015(f)	15.41	0.68	(0.33)	(0.00)^	0.00		0.35	(1.69)	0.00	0.00	(1.69	)(i)
11/30/2014	16.62	1.14	1.06	(0.00)^	(0.01)		2.19	(1.56)	(1.84)	0.00	(3.40)
11/30/2013	17.58	1.43	0.19	(0.00)^	(0.00	)^	1.62	(1.82)	(0.76)	0.00	(2.58)
11/30/2012	14.22	1.68	3.87	(0.01)	0.00		5.54	(2.18)	0.00	0.00	(2.18)
11/30/2011	16.29	1.88	(1.87)	(0.01)	0.00		0.00	(2.07)	0.00	0.00	(2.07)

PIMCO Corporate & Income Strategy Fund
07/31/2016	$14.75	$1.24	$(0.33)	$(0.01)	$0.00		$0.90	$(1.37)	$0.00	$0.00	$(1.37)
11/01/2014 - 07/31/2015(g)	15.60	0.73	(0.21)	(0.00)^	0.00		0.52	(1.37)	0.00	0.00	(1.37	)(i)
10/31/2014	16.04	0.99	0.87	(0.00)^	(0.00	)^	1.86	(1.35)	(0.95)	0.00	(2.30)
10/31/2013	15.90	1.28	0.44	(0.01)	0.00		1.71	(1.57)	0.00	0.00	(1.57)
10/31/2012	13.67	1.57	2.47	(0.01)	0.00		4.03	(1.80)	0.00	0.00	(1.80)
10/31/2011	15.51	1.72	(1.87)	(0.01)	0.00		(0.16)	(1.68)	0.00	0.00	(1.68)

PIMCO High Income Fund
07/31/2016	$7.37	$0.74	$(0.22)	$(0.00)^	$0.00		$0.52	$(1.18)	$0.00	$(0.08)	$(1.26)
04/01/2015 - 07/31/2015(h)	7.59	0.21	0.06	(0.00)^	0.00		0.27	(0.33)	0.00	(0.16)	(0.49	)(i)
03/31/2015	8.23	0.94	(0.12)	(0.00)^	0.00		0.82	(1.46)	0.00	0.00	(1.46)
03/31/2014	8.65	0.84	0.20	(0.00)^	0.00		1.04	(1.35)	0.00	(0.11)	(1.46)
03/31/2013	7.87	0.81	1.43	(0.00)^	0.00		2.24	(1.42)	0.00	(0.04)	(1.46)
03/31/2012	9.42	0.96	(1.05)	(0.00)^	0.00		(0.09)	(1.39)	0.00	(0.07)	(1.46)

PIMCO Income Strategy Fund
07/31/2016	$11.46	$0.88	$(0.70)	$(0.03)	$0.00		$0.15	$(1.08)	$0.00	$0.00	$(1.08)
07/31/2015	12.15	0.79	(0.34)	(0.03)	0.00		0.42	(1.22)	0.00	0.00	(1.22)
07/31/2014	11.70	0.79	0.78	(0.04)	0.00		1.53	(1.08)	0.00	0.00	(1.08)
07/31/2013	11.35	0.92	0.87	(0.04)	0.00		1.75	(1.40)	0.00	0.00	(1.40)
07/31/2012	11.39	1.16	(0.04)	(0.05)	0.00		1.07	(1.11)	0.00	0.00	(1.11)

PIMCO Income Strategy Fund II
07/31/2016	$10.27	$0.87	$(0.67)	$(0.02)	$0.00		$0.18	$(1.03)	$0.00	$0.00	$(1.03)
07/31/2015	10.88	0.70	(0.29)	(0.03)	0.00		0.38	(1.11)	0.00	0.00	(1.11)
07/31/2014	10.29	0.72	0.87	(0.04)	0.00		1.55	(0.96)	0.00	0.00	(0.96)
07/31/2013	10.23	0.88	0.68	(0.04)	0.00		1.52	(1.46)	0.00	0.00	(1.46)
07/31/2012	10.04	1.03	0.03	(0.04)	0.00		1.02	(0.83)	0.00	0.00	(0.83)

*	Annualized
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of common shares outstanding during the year or period.
(b)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2(c) in the Notes to Financial Statements for more information.
(c)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year or period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Funds’ dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.
(d)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders. The expense ratio and net investment income do not reflect the effects of dividend payments to preferred shareholders.
(e)	Interest expense primarily relates to participation in borrowing and financing transactions. See Note 5 in the Notes to Financial Statements for more information.
(f)	Fiscal year end changed from November 30th to July 31st.
(g)	Fiscal year end changed from October 31st to July 31st.
(h)	Fiscal year end changed from March 31st to July 31st.
(i)	Total distributions for the period ended July 31, 2015 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended July 31, 2015.
(j)	See Note 12 in the Notes to Financial Statements.

14	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Preferred Share Transactions	Common Share			Ratios/Supplemental Data
					Ratios to Average Net Assets
Increase Resulting from Tender and Repurchase of Auction-Rate Preferred Shares(j)	Net Assets Value End of Year or Period	Market Price End of Year or Period	Total Investment Return(c)	Net Assets Applicable to Common Shareholders (000s)	Expenses(d)(e)	Expenses Excluding Interest Expense(d)	Net Investment Income(d)	Preferred Shares Asset Coverage Per Share	Portfolio Turnover Rate

$0.00	$13.27	$14.75	16.09%	$946,843	0.89%	0.85%	9.93%	$124,468	45%
0.16	14.23	14.31	(13.61)	1,006,484	0.91 *	0.90 *	7.01 *	130,743	34
0.00	15.41	18.50	26.04	1,082,000	0.91	0.91	7.36	108,229	44
0.00	16.62	17.75	(0.15)	1,149,779	0.91	0.91	8.49	113,443	118
0.00	17.58	20.37	36.86	1,205,090	1.05	0.93	10.63	117,697	29
0.00	14.22	16.78	9.24	967,195	1.09	0.94	11.76	99,399	53

$0.51	$14.28	$15.43	24.21%	$553,569	1.10%	1.02%	8.91%	$274,223	43%
0.00	14.75	13.71	(7.12)	570,122	1.07 *	1.07 *	6.51 *	109,336	40
0.00	15.60	16.18	8.84	599,980	1.09	1.09	6.32	113,753	48
0.00	16.04	17.15	3.48	612,225	1.10	1.09	7.91	115,565	108
0.00	15.90	18.17	33.21	603,483	1.32	1.14	11.03	114,270	28
0.00	13.67	15.27	4.78	515,041	1.30	1.16	11.56	101,188	32

$0.26	$6.63	$10.03	19.92%	$841,102	1.08%	0.95%	11.20%	$231,185	42%
0.00	7.37	9.71	(18.40)	925,598	1.05 *	1.03 *	8.14 *	104,245	8
0.00	7.59	12.48	12.30	949,880	1.18	1.02	11.53	106,324	58
0.00	8.23	12.56	15.51	1,021,120	1.14	1.03	10.14	112,424	159
0.00	8.65	12.35	8.53	1,063,863	1.06	1.05	10.00	116,082	70
0.00	7.87	12.84	3.28	960,496	1.16	1.07	11.76	107,233	24

$0.00	$10.53	$10.48	12.41%	$266,347	1.17%	1.13%	8.49%	$154,837	38%
0.11	11.46	10.39	(2.62)	289,909	1.30	1.25	6.67	166,328	67
0.00	12.15	11.87	9.95	306,475	1.19	1.18	6.71	122,004	113
0.00	11.70	11.83	5.69	294,017	1.24	1.21	7.59	118,058	63
0.00	11.35	11.52	12.02	283,285	1.85	1.65	10.93	114,654	23

$0.00	$9.42	$9.39	11.92%	$556,840	1.14%	1.07%	9.25%	$175,544	38%
0.12	10.27	9.41	(0.12)	606,974	1.16	1.13	6.58	189,105	63
0.00	10.88	10.50	12.39	642,119	1.14	1.14	6.79	124,695	119
0.00	10.29	10.24	6.80	605,843	1.16	1.14	8.20	119,060	71
0.00	10.23	10.96	16.33	597,683	1.48	1.37	10.87	117,792	17

ANNUAL REPORT	JULY 31, 2016	15

Statements of Assets and Liabilities

July 31, 2016

(Amounts in thousands†, except per share amounts)	PIMCO Corporate & Income Opportunity Fund	PIMCO Corporate & Income Strategy Fund	PIMCO High Income Fund	PIMCO Income Strategy Fund	PIMCO Income Strategy Fund II

Assets:
Investments, at value
Investments in securities*	$1,271,246	$687,766	$1,084,625	$329,757	$694,980
Financial Derivative Instruments
Exchange-traded or centrally cleared	5,793	3,306	10,715	1,734	4,043
Over the counter	2,555	1,482	3,241	713	1,444
Cash	5	1	0	1	0
Deposits with counterparty	11,274	8,639	21,470	5,299	10,474
Foreign currency, at value	608	67	256	330	552
Receivable for investments sold	254	18,116	121	5,637	13,516
Interest and/or dividends receivable	11,635	6,132	12,872	2,815	6,179
Other assets	6	3	40	2	5
Total Assets	1,303,376	725,512	1,133,340	346,288	731,193

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$24,805	$91,401	$145,880	$16,112	$54,148
Financial Derivative Instruments
Exchange-traded or centrally cleared	6,819	3,315	11,990	1,903	4,549
Over the counter	57,062	2,910	7,383	1,854	4,084
Payable for investments purchased	19,315	12,022	7,628	5,668	12,292
Deposits from counterparty	460	1,820	3,425	430	1,221
Distributions payable to common shareholders	9,274	4,362	13,122	2,277	4,728
Distributions payable to preferred shareholders	26	5	9	10	21
Overdraft due to custodian	0	0	23	0	0
Accrued management fees	647	413	600	239	484
Other liabilities	175	170	203	173	376
Total Liabilities	118,583	116,418	190,263	28,666	81,903

Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share)	237,950	55,525	101,975	51,275	92,450

Net Assets Applicable to Common Shareholders	$946,843	$553,569	$841,102	$266,347	$556,840

Net Assets Applicable to Common Shareholders Consist of:
Common Shares:
Par value ($0.00001 per share)	$1	$0	$1	$0	$1
Paid in capital in excess of par	1,034,727	571,150	1,494,231	419,478	950,673
Undistributed (overdistributed) net investment income	11,608	8,897	(16,843)	1,149	6,597
Accumulated undistributed net realized (loss)	(222,772)	(80,679)	(661,802)	(182,275)	(468,738)
Net unrealized appreciation	123,279	54,201	25,515	27,995	68,307

Net Assets Applicable to Common Shareholders	$946,843	$553,569	$841,102	$266,347	$556,840

Net Asset Value Per Common Share	$13.27	$14.28	$6.63	$10.53	$9.42

Common shares issued and outstanding	71,339	38,775	126,835	25,300	59,103

Preferred shares issued and outstanding	10	2	4	2	4

Cost of investments in securities	$1,283,360	$709,296	$1,114,964	$340,091	$717,786
Cost of foreign currency held	$645	$67	$259	$348	$551
Cost or premiums of financial derivative instruments, net	$(55,576)	$(1,166)	$(3,020)	$(801)	$(1,663)

* Includes repurchase agreements of:	$63,979	$13,671	$16,067	$3,824	$10,863

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Statements of Operations

Year Ended July 31, 2016
(Amounts in thousands†)	PIMCO Corporate & Income Opportunity Fund	PIMCO Corporate & Income Strategy Fund	PIMCO High Income Fund	PIMCO Income Strategy Fund	PIMCO Income Strategy Fund II

Investment Income:
Interest, net of foreign taxes*	$98,049	$52,042	$101,646	$24,487	$55,445
Dividends	2,550	1,789	1,164	930	2,013
Total Income	100,599	53,831	102,810	25,417	57,458

Expenses:
Management fees	7,573	5,092	7,573	2,818	5,712
Auction agent fees and commissions	44	36	52	57	36
Trustee fees and related expenses	218	126	202	61	119
Interest expense	343	405	1,052	111	373
Auction rate preferred shares related expenses	136	196	201	55	52
Miscellaneous expense	31	10	15	3	3
Total Expenses	8,345	5,865	9,095	3,105	6,295

Net Investment Income	92,254	47,966	93,715	22,312	51,163

Net Realized Gain (Loss):
Investments in securities	10,111	4,508	5,172	61	1,695
Exchange-traded or centrally cleared financial derivative instruments	(117,740)	(55,433)	(2,606)	(30,634)	(74,148)
Over the counter financial derivative instruments	18,322	6,639	39,795	3,182	5,268
Foreign currency	(61)	(234)	(317)	(83)	222

Net Realized Gain (Loss)	(89,368)	(44,520)	42,044	(27,474)	(66,963)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(54,576)	(42,359)	(68,804)	(18,124)	(36,894)
Exchange-traded or centrally cleared financial derivative instruments	99,803	54,264	(14,085)	27,892	66,201
Over the counter financial derivative instruments	(1,450)	35	(20,978)	(42)	(1,357)
Foreign currency assets and liabilities	137	(46)	(95)	(6)	27

Net Change in Unrealized Appreciation (Depreciation)	43,914	11,894	(103,962)	9,720	27,977

Net Increase in Net Assets Resulting from Operations	$46,800	$15,340	$31,797	$4,558	$12,177

Distributions on Preferred Shares from Net Investment Income	$(1,253)	$(275)	$(528)	$(797)	$(1,437)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$45,547	$15,065	$31,269	$3,761	$10,740

* Foreign tax withholdings	$0	$2	$6	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	JULY 31, 2016	17

Statements of Changes in Net Assets

	PIMCO Corporate & Income Opportunity Fund				PIMCO Corporate & Income Strategy Fund

(Amounts in thousands†)	Year Ended July 31, 2016	Period from December 1, 2014 to July 31, 2015(a)		Year Ended November 30, 2014	Year Ended July 31, 2016	Period from November 1, 2014 to July 31, 2015(b)		Year Ended October 31, 2014

(Decrease) in Net Assets from:

Operations:
Net investment income	$92,254	$47,744		$79,920	$47,966	$28,166		$37,968
Net realized gain (loss)	(89,368)	(4,996)		28,093	(44,520)	3,953		17,611
Net change in unrealized appreciation (depreciation)	43,914	(18,369)		42,688	11,894	(12,132)		15,590
Net increase in net assets resulting from operations	46,800	24,379		150,701	15,340	19,987		71,169
Distributions on preferred shares from net investment income(d)	(1,253)	(313)		(125)	(275)	(160)		(41)
Distributions on preferred shares from net realized gains(d)	0	0		(296)	0	0		(122)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	45,547	24,066		150,280	15,065	19,827		71,006

Distributions to Common Shareholders:
From net investment income	(112,955)	(119,032)		(109,083)	(53,009)	(52,644)		(51,774)
From net realized capital gains	0	0		(127,359)	0	0		(36,294)
Tax basis return of capital	0	0		0	0	0		0

Total Distributions to Common Shareholders(d)	(112,955)	(119,032	)(e)	(236,442)	(53,009)	(52,644	)(e)	(88,068)

Preferred Share Transactions:
Net Increase resulting from tender and repurchase of Auction-Rate Preferred Shares***	0	11,317		0	19,858	0		0

Common Share Transactions**:
Issued as reinvestment of distributions	7,767	8,133		18,383	1,533	2,959		4,817

Total (Decrease) in Net Assets	(59,641)	(75,516)		(67,779)	(16,553)	(29,858)		(12,245)

Net Assets Applicable to Common Shareholders:
Beginning of year or period	1,006,484	1,082,000		1,149,779	570,122	599,980		612,225
End of year or period*	$946,843	$1,006,484		$1,082,000	$553,569	$570,122		$599,980

* Including undistributed (overdistributed) net investment income of:	$11,608	$(8,639)		$36,794	$8,897	$(4,556)		$11,115

** Common Share Transactions:
Shares issued as reinvestment of distributions	583	530		1,058	110	197		303

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Fiscal Year end changed from November 30th to July 31st.
(b)	Fiscal Year end changed from October 31st to July 31st.
(c)	Fiscal Year end changed from March 31st to July 31st.
(d)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2(c) in the Notes to Financial Statements for more information.
(e)

Total distributions for the period ended July 31, 2015 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended July 31, 2015.

***	See Note 12 in the Notes to Financial Statements.

18	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO High Income Fund				PIMCO Income Strategy Fund		PIMCO Income Strategy Fund II

Year Ended July 31, 2016	Period from April 1, 2015 to July 31, 2015(c)		Year Ended March 31, 2015	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2016	Year Ended July 31, 2015

$93,715	$26,276		$117,468	$22,312	$19,896	$51,163	$41,101
42,044	(29,322)		(29,862)	(27,474)	(3,515)	(66,963)	(3,754)
(103,962)	35,957		10,866	9,720	(5,066)	27,977	(12,764)
31,797	32,911		98,472	4,558	11,315	12,177	24,583
(528)	(130)		(356)	(797)	(815)	(1,437)	(1,538)
0	0		0	0	0	0	0

31,269	32,781		98,116	3,761	10,500	10,740	23,045

(149,487)	(41,672)		(182,280)	(27,324)	(30,835)	(60,876)	(65,838)
0	0		0	0	0	0	0
(9,562)	(19,452)		0	0	0	0	0

(159,049)	(61,124	)(e)	(182,280)	(27,324)	(30,835)	(60,876)	(65,838)

32,304	0		0	0	2,770	0	6,855

10,980	4,061		12,924	1	999	2	793

(84,496)	(24,282)		(71,240)	(23,562)	(16,566)	(50,134)	(35,145)

925,598	949,880		1,021,120	289,909	306,475	606,974	642,119
$841,102	$925,598		$949,880	$266,347	$289,909	$556,840	$606,974

$(16,843)	$(39,740)		$(32,887)	$1,149	$(1,974)	$6,597	$(2,589)

1,307	374		1,088	0	86	0	79

ANNUAL REPORT	JULY 31, 2016	19

Schedule of Investments PIMCO Corporate & Income Opportunity Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 134.3%

BANK LOAN OBLIGATIONS 2.3%
Fortescue Metals Group Ltd.
4.250% due 06/30/2019		$2,863	$2,810
iHeartCommunications, Inc.
7.246% due 01/30/2019		8,198	6,389
Sequa Corp.
5.250% due 06/19/2017		8,748	7,015
Westmoreland Coal Co.
7.500% due 12/16/2020		7,364	5,670

Total Bank Loan Obligations (Cost $25,559)			21,884

CORPORATE BONDS & NOTES 53.1%

BANKING & FINANCE 25.5%
AGFC Capital Trust
6.000% due 01/15/2067		1,800	990
Ally Financial, Inc.
8.000% due 11/01/2031		4,067	4,973
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 (f)	EUR	1,800	1,836
Banco do Brasil S.A.
6.250% due 04/15/2024 (f)		$4,200	2,581
9.000% due 06/18/2024 (f)		9,298	7,536
Banco Espirito Santo S.A.
2.625% due 05/08/2017 ^	EUR	500	159
4.000% due 01/21/2019 ^		5,000	1,593
4.750% due 01/15/2018 ^		1,000	319
Banco Santander S.A.
6.250% due 09/11/2021 (f)		400	400
Barclays Bank PLC
14.000% due 06/15/2019 (f)	GBP	12,050	20,114
Blackstone CQP Holdco LP
9.296% due 03/19/2019		$15,657	15,794
BNP Paribas S.A.
7.375% due 08/19/2025 (f)		11,000	11,234
Cantor Fitzgerald LP
6.500% due 06/17/2022		10,000	10,546
Co-operative Group Holdings Ltd.
7.500% due 07/08/2026	GBP	6,200	9,015
Communications Sales & Leasing, Inc.
8.250% due 10/15/2023		$5,300	5,439
Credit Agricole S.A.
7.500% due 06/23/2026 (f)	GBP	300	382
7.875% due 01/23/2024 (f)		$13,900	13,831
Credit Suisse Group AG
7.500% due 12/11/2023 (f)		2,936	3,050
Flagstar Bancorp, Inc.
6.125% due 07/15/2021		6,000	6,160
GSPA Monetization Trust
6.422% due 10/09/2029 (i)		9,108	10,421
HSBC Holdings PLC
5.250% due 09/16/2022 (f)	EUR	585	627
6.000% due 09/29/2023 (f)		5,477	6,254
Jefferies Finance LLC
7.375% due 04/01/2020		$300	282
7.500% due 04/15/2021		591	546
Jefferies LoanCore LLC
6.875% due 06/01/2020		10,500	9,424
Lloyds Bank PLC
12.000% due 12/16/2024 (f)		5,150	7,058
Lloyds Banking Group PLC
7.625% due 06/27/2023 (f)	GBP	6,298	8,370
7.875% due 06/27/2029 (f)		400	529
MPT Operating Partnership LP
5.250% due 08/01/2026		$2,203	2,321
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	2,550	2,851
Nationwide Building Society
10.250% (f)	GBP	21	3,570

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Navient Corp.
5.500% due 01/15/2019		$4,950	$5,105
5.625% due 08/01/2033		230	180
Novo Banco S.A.
5.000% due 04/04/2019	EUR	371	315
5.000% due 04/23/2019		152	129
5.000% due 05/14/2019		315	268
5.000% due 05/21/2019		73	62
5.000% due 05/23/2019		213	181
Omega Healthcare Investors, Inc.
4.375% due 08/01/2023		$2,600	2,634
OneMain Financial Holdings LLC
6.750% due 12/15/2019		2,116	2,150
PHH Corp.
6.375% due 08/15/2021		280	260
7.375% due 09/01/2019		1,050	1,071
Rio Oil Finance Trust
9.250% due 07/06/2024		1,834	1,586
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (f)		6,840	6,669
8.000% due 08/10/2025 (f)		9,835	9,798
Santander UK Group Holdings PLC
7.375% due 06/24/2022 (f)	GBP	7,650	10,031
Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022		$500	546
Springleaf Finance Corp.
5.250% due 12/15/2019		1,680	1,636
8.250% due 12/15/2020		6,680	6,931
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	8,560	10,839
6.052% due 10/13/2039		2,691	3,764
TIG FinCo PLC
8.500% due 03/02/2020		1,154	1,558
8.750% due 04/02/2020 (i)		7,339	7,454

			241,372

INDUSTRIALS 21.8%
Altice Financing S.A.
7.500% due 05/15/2026		$6,700	6,784
BMC Software Finance, Inc.
8.125% due 07/15/2021		3,031	2,485
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (c)(i)		8,226	6,992
Caesars Entertainment Operating Co., Inc.
9.000% due 02/15/2020 ^		27,145	26,222
Chesapeake Energy Corp.
3.930% due 04/15/2019		157	132
8.000% due 12/15/2022		300	272
Diamond 1 Finance Corp.
5.450% due 06/15/2023		219	232
6.020% due 06/15/2026		202	217
DISH DBS Corp.
7.750% due 07/01/2026		2,400	2,495
Eagle Materials, Inc.
4.500% due 08/01/2026 (b)		2,640	2,685
FAGE International S.A.
5.625% due 08/15/2026 (b)		1,500	1,536
Forbes Energy Services Ltd.
9.000% due 06/15/2019 ^		2,858	1,143
Ford Motor Co.
7.700% due 05/15/2097 (i)		31,901	41,324
Fresh Market, Inc.
9.750% due 05/01/2023		1,600	1,488
Hampton Roads PPV LLC
6.171% due 06/15/2053		1,800	1,805
Harvest Operations Corp.
2.330% due 04/14/2021		6,678	6,657
HCA, Inc.
7.500% due 11/15/2095		1,900	1,947
iHeartCommunications, Inc.
9.000% due 09/15/2022		5,810	4,292
Intelsat Luxembourg S.A.
7.750% due 06/01/2021		11,443	2,689
8.125% due 06/01/2023		1,939	461

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		$12,290	$11,153
Kinder Morgan Energy Partners LP
6.375% due 03/01/2041		800	845
Kinder Morgan, Inc.
7.750% due 01/15/2032		3,100	3,633
7.800% due 08/01/2031		6,000	7,164
Numericable SFR S.A.
6.250% due 05/15/2024		14,000	13,527
NXP BV
4.125% due 06/01/2021		4,860	5,042
Post Holdings, Inc.
5.000% due 08/15/2026 (b)		4,400	4,397
Prime Security Services Borrower LLC
9.250% due 05/15/2023		6,650	7,115
Revlon Escrow Corp.
6.250% due 08/01/2024 (b)		2,100	2,132
Sabine Pass Liquefaction LLC
5.875% due 06/30/2026		5,400	5,549
Safeway, Inc.
7.250% due 02/01/2031		470	463
Scientific Games International, Inc.
10.000% due 12/01/2022		5,600	5,005
Sequa Corp.
7.000% due 12/15/2017		13,090	2,225
SFR Group S.A.
7.375% due 05/01/2026		2,200	2,200
Tembec Industries, Inc.
9.000% due 12/15/2019		2,100	1,654
Transocean, Inc.
9.000% due 07/15/2023		1,813	1,704
UAL Pass-Through Trust
7.336% due 01/02/2021		1,889	1,983
UCP, Inc.
8.500% due 10/21/2017		10,900	10,850
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	5,416	7,251
Valvoline, Inc.
5.500% due 07/15/2024		$750	785

			206,535

UTILITIES 5.8%
CenturyLink, Inc.
7.500% due 04/01/2024		1,500	1,605
Frontier Communications Corp.
10.500% due 09/15/2022		1,190	1,287
11.000% due 09/15/2025		1,190	1,276
Gazprom OAO Via Gaz Capital S.A.
9.250% due 04/23/2019		11,200	12,885
Illinois Power Generating Co.
6.300% due 04/01/2020		4,570	1,828
7.000% due 04/15/2018		8,855	3,542
7.950% due 06/01/2032		1,175	470
Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030 (i)		15,730	16,792
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		525	144
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023		4,964	844
6.750% due 10/01/2023		4,684	796
Petrobras Global Finance BV
3.536% due 03/17/2020		420	388
4.250% due 10/02/2023	EUR	1,200	1,183
5.750% due 01/20/2020		$360	360
6.250% due 12/14/2026	GBP	6,100	7,155
6.625% due 01/16/2034		800	895
6.750% due 01/27/2041		$4,100	3,382
7.875% due 03/15/2019		487	518

			55,350

Total Corporate Bonds & Notes (Cost $526,225)			503,257

20	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 8.6%

CALIFORNIA 4.7%
Los Angeles Community Redevelopment Agency, California Tax Allocation Bonds, (NPFGC Insured), Series 2006
6.020% due 09/01/2021	$6,480	$6,497
Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.500% due 10/01/2030	3,425	3,855
San Diego Redevelopment Agency, California Tax Allocation Bonds, Series 2010
7.750% due 09/01/2040	21,545	24,661
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038	8,500	9,716

		44,729

ILLINOIS 2.7%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	23,700	25,076

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	1,400	1,195

WEST VIRGINIA 1.1%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	10,740	10,311

Total Municipal Bonds & Notes (Cost $73,943)		81,311

U.S. GOVERNMENT AGENCIES 3.8%
Fannie Mae
3.000% due 01/25/2042 (a)	1,578	143
3.500% due 02/25/2033 (a)	3,670	484
4.743% due 01/25/2029	800	806
5.612% due 07/25/2040 (a)	1,966	282
5.788% due 10/25/2028	1,000	1,069
8.867% due 01/25/2042	732	733
Freddie Mac
6.175% due 11/25/2055	14,780	7,929
6.619% due 02/15/2034 (a)	3,197	708
8.038% due 12/25/2027	4,449	4,343
8.245% due 07/15/2039	4,311	4,685
9.459% due 03/15/2044	1,518	2,121
10.716% due 04/15/2044	968	1,036
10.756% due 02/15/2036	6,525	8,594
11.238% due 03/25/2025	2,383	2,406
Ginnie Mae
3.000% due 12/20/2042 (a)	256	5
3.500% due 09/16/2041 - 06/20/2042 (a)	2,452	221
6.263% due 01/20/2042 (a)	3,304	495

Total U.S. Government Agencies (Cost $34,770)		36,060

NON-AGENCY MORTGAGE-BACKED SECURITIES 29.5%
Banc of America Alternative Loan Trust
6.000% due 01/25/2036 ^	288	247
6.000% due 04/25/2036 ^	5,307	4,732
Banc of America Funding Trust
5.500% due 01/25/2036	527	536
6.000% due 07/25/2037 ^	840	668
BCAP LLC Trust
2.973% due 03/27/2036	3,868	2,009
3.333% due 07/26/2037	798	35
5.196% due 03/26/2037	2,511	734

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.035% due 12/26/2036		$8,549	$7,712
8.970% due 10/26/2036		5,716	5,334
Bear Stearns ALT-A Trust
2.840% due 11/25/2036 ^		1,030	759
2.873% due 08/25/2046		6,761	5,178
3.076% due 08/25/2036 ^		4,415	3,278
3.241% due 11/25/2034		508	471
3.379% due 09/25/2035 ^		1,764	1,456
Bear Stearns Mortgage Funding Trust
7.000% due 08/25/2036		2,978	2,845
Chase Mortgage Finance Trust
2.695% due 12/25/2035 ^		32	30
6.000% due 02/25/2037 ^		2,670	2,225
6.000% due 03/25/2037 ^		569	495
6.000% due 07/25/2037 ^		2,118	1,792
Chase Mortgage Trust
3.750% due 02/25/2044		1,000	951
Citigroup Mortgage Loan Trust, Inc.
3.797% due 11/25/2035		18,312	10,317
5.242% due 04/25/2037 ^		5,025	4,315
5.294% due 03/25/2037 ^		1,518	1,366
6.000% due 11/25/2036		15,613	11,355
CitiMortgage Alternative Loan Trust
5.750% due 04/25/2037 ^		4,106	3,549
Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^		3,042	2,410
Countrywide Alternative Loan Trust
0.697% due 03/20/2046		6,769	5,069
0.758% due 08/25/2035		95	57
4.335% due 06/25/2047		5,363	4,379
4.762% due 04/25/2037 ^(a)		32,015	6,513
5.250% due 05/25/2021 ^		26	26
5.500% due 03/25/2035		832	688
5.500% due 09/25/2035 ^		7,138	6,422
5.500% due 03/25/2036 ^		267	202
5.750% due 01/25/2035		990	1,001
5.750% due 02/25/2035		1,097	1,082
6.000% due 02/25/2035		961	986
6.000% due 04/25/2036		2,605	2,061
6.000% due 05/25/2036 ^		2,730	2,176
6.000% due 02/25/2037 ^		915	648
6.000% due 02/25/2037		3,448	2,780
6.000% due 04/25/2037 ^		9,625	6,952
6.000% due 08/25/2037 ^		25,322	20,351
6.250% due 10/25/2036 ^		3,708	3,183
6.250% due 12/25/2036 ^		4,509	3,384
6.500% due 08/25/2036 ^		1,209	845
6.500% due 09/25/2036 ^		639	513
19.844% due 02/25/2036		2,818	4,135
Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 07/25/2037 ^		1,076	868
6.000% due 04/25/2036 ^		828	748
6.000% due 03/25/2037 ^		3,072	2,655
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 04/25/2036 ^		2,146	1,681
6.000% due 02/25/2037 ^		2,589	2,249
Deco Pan Europe Ltd.
0.503% due 04/27/2018	EUR	1,760	1,935
Epic Drummond Ltd.
0.044% due 01/25/2022		2,566	2,768
First Horizon Alternative Mortgage Securities Trust
6.000% due 08/25/2036 ^		$3,325	2,807
GSR Mortgage Loan Trust
2.884% due 11/25/2035 ^		2,715	2,472
2.919% due 03/25/2037 ^		4,558	3,776
5.500% due 05/25/2036 ^		400	381
IndyMac Mortgage Loan Trust
6.500% due 07/25/2037 ^		7,489	4,644
JPMorgan Alternative Loan Trust
2.681% due 03/25/2037		15,871	13,012
JPMorgan Mortgage Trust
2.789% due 10/25/2035		82	80
2.839% due 01/25/2037 ^		2,137	1,916
2.861% due 02/25/2036 ^		3,521	3,108
3.009% due 06/25/2036 ^		1,526	1,330
Lehman Mortgage Trust
6.000% due 07/25/2036 ^		2,358	1,770

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 07/25/2037 ^		$434	$391
26.742% due 11/25/2035 ^		410	706
Lehman XS Trust
0.708% due 06/25/2047		5,485	3,895
MASTR Alternative Loan Trust
6.750% due 07/25/2036		4,662	3,434
Merrill Lynch Mortgage Investors Trust
2.820% due 03/25/2036 ^		4,648	3,094
Mesdag Delta BV
0.094% due 01/25/2020	EUR	2,143	2,057
RBSSP Resecuritization Trust
0.673% due 10/27/2036		$3,609	315
0.693% due 08/27/2037		8,000	2,172
Residential Accredit Loans, Inc. Trust
0.678% due 08/25/2036		1,578	1,234
0.718% due 05/25/2037 ^		555	130
6.000% due 08/25/2036 ^		1,058	884
6.000% due 05/25/2037 ^		3,393	2,868
Residential Asset Securitization Trust
5.750% due 02/25/2036 ^		578	454
6.000% due 02/25/2037 ^		2,725	2,187
6.250% due 09/25/2037 ^		5,848	4,122
Residential Funding Mortgage Securities, Inc. Trust
3.530% due 02/25/2037		4,667	3,776
Structured Adjustable Rate Mortgage Loan Trust
2.795% due 11/25/2036 ^		7,455	5,704
2.857% due 01/25/2036 ^		9,936	7,526
2.924% due 07/25/2036 ^		1,824	1,472
3.130% due 07/25/2035 ^		3,607	3,105
4.559% due 03/25/2037 ^		1,442	998
Structured Asset Mortgage Investments Trust
0.608% due 08/25/2036		267	203
Suntrust Adjustable Rate Mortgage Loan Trust
2.867% due 02/25/2037 ^		1,072	945
3.034% due 04/25/2037 ^		1,351	1,153
6.042% due 02/25/2037 ^		11,593	9,849
WaMu Mortgage Pass-Through Certificates Trust
2.542% due 07/25/2037 ^		1,246	1,017
4.179% due 02/25/2037 ^		1,697	1,542
4.412% due 07/25/2037 ^		2,963	2,694
6.002% due 10/25/2036 ^		2,456	1,933
Washington Mutual Mortgage Pass-Through Certificates Trust
1.295% due 05/25/2047 ^		670	44
6.000% due 10/25/2035 ^		2,305	1,696
6.000% due 03/25/2036 ^		3,409	3,179
6.000% due 02/25/2037		8,707	7,723

Total Non-Agency Mortgage-Backed Securities (Cost $270,860)			278,954

ASSET-BACKED SECURITIES 20.5%
AMAC CDO Funding
1.788% due 11/23/2050		2,789	2,661
6.516% due 11/23/2050		876	879
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.838% due 03/25/2033		99	95
Bear Stearns Asset-Backed Securities Trust
0.888% due 04/25/2037		23,128	16,824
CIFC Funding Ltd.
0.000% due 05/24/2026 (e)		4,100	2,898
0.000% due 07/22/2026		3,000	1,834
Citigroup Mortgage Loan Trust, Inc.
0.648% due 12/25/2036		8,968	5,921
0.853% due 11/25/2046		11,202	9,699
Countrywide Asset-Backed Certificates
0.658% due 03/25/2037		5,314	4,835
0.688% due 06/25/2047		20,858	14,195
0.798% due 09/25/2037 ^		19,068	9,419
4.992% due 10/25/2046 ^		15,727	14,062
Credit-Based Asset Servicing and Securitization LLC
0.598% due 11/25/2036		1,572	983
4.023% due 12/25/2035 ^		153	152

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2016	21

Schedule of Investments PIMCO Corporate & Income Opportunity Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First Franklin Mortgage Loan Trust
0.648% due 10/25/2036	$6,098	$4,186
Fremont Home Loan Trust
0.638% due 01/25/2037	7,835	4,095
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.648% due 07/25/2037	3,886	2,395
JPMorgan Mortgage Acquisition Trust
5.830% due 07/25/2036 ^	157	89
Lehman XS Trust
6.290% due 06/24/2046	4,846	4,532
Long Beach Mortgage Loan Trust
0.788% due 01/25/2036	8,000	4,440
Merrill Lynch Mortgage Investors Trust
4.244% due 03/25/2037	7,874	2,726
Morgan Stanley ABS Capital, Inc. Trust
0.638% due 10/25/2036	8,728	5,227
Morgan Stanley Mortgage Loan Trust
6.250% due 07/25/2047 ^	1,648	1,153
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.138% due 07/25/2035	6,000	3,460
Renaissance Home Equity Loan Trust
5.612% due 04/25/2037	11,879	5,995
7.238% due 09/25/2037 ^	10,024	6,033
Residential Asset Securities Corp. Trust
1.068% due 08/25/2034	12,009	9,527
SLM Student Loan Trust
0.000% due 10/28/2029 (e)	8	9,603
0.000% due 01/25/2042 (e)	7	7,447
South Coast Funding Ltd.
1.230% due 08/10/2038	21,412	4,514

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Taberna Preferred Funding Ltd.
0.993% due 12/05/2036		$600	$420
1.013% due 08/05/2036		868	608
1.013% due 08/05/2036 ^		16,817	11,772
1.033% due 02/05/2036		11,162	8,316
Tropic CDO Ltd.
1.580% due 04/15/2034		25,000	13,250

Total Asset-Backed Securities (Cost $197,463)			194,245

SOVEREIGN ISSUES 1.7%
Autonomous Community of Catalonia
4.300% due 11/15/2016	EUR	5,100	5,739
4.900% due 09/15/2021		2,650	3,049
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	695,000	6,497
4.750% due 04/17/2019	EUR	600	605

Total Sovereign Issues (Cost $14,697)			15,890

		SHARES
COMMON STOCKS 0.1%

FINANCIALS 0.1%
TIG FinCo PLC (g)		794,831	505

Total Common Stocks (Cost $1,179)			505

PREFERRED SECURITIES 1.2%

BANKING & FINANCE 1.2%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (f)		7,870	9,463

	SHARES	MARKET VALUE (000S)
GMAC Capital Trust
6.411% due 02/15/2040	94,725	$2,408

Total Preferred Securities (Cost $11,403)		11,871

SHORT-TERM INSTRUMENTS 13.5%

REPURCHASE AGREEMENTS (h) 6.8%
		63,979

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 6.7%
0.301% due 10/06/2016 - 10/13/2016 (d)(e)(k)(m)	$63,320	63,290

Total Short-Term Instruments (Cost $127,261)		127,269

Total Investments in Securities (Cost $1,283,360)		1,271,246

Total Investments 134.3% (Cost $1,283,360)		$1,271,246

Financial Derivative Instruments (j)(l) (5.9)% (Cost or Premiums, net $(55,576))		(55,533)

Preferred Shares (25.1)%		(237,950)

Other Assets and Liabilities, net (3.3)%		(30,920)

Net Assets Applicable to Common Shareholders 100.0%		$946,843

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
TIG FinCo PLC	04/02/2015	$ 1,179	$505	0.05%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.480%	07/29/2016	08/01/2016	$5,000	U.S. Treasury Notes 1.750% due 03/31/2022	$(5,141)	$5,000	$5,000
MBC	0.550	07/29/2016	08/01/2016	54,900	U.S. Treasury Notes 1.375% due 03/31/2020	(56,840)	54,900	54,903
SSB	0.010	07/29/2016	08/01/2016	4,079	U.S. Treasury Notes 1.000% due 05/15/2018	(4,162)	4,079	4,079

Total Repurchase Agreements						$(66,143)	$63,979	$63,982

(1)	Includes accrued interest.

22	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2016

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date			Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
BCY	(0.250)%	02/18/2016	TBD	(2)		$(818)	$(817)
	(0.250)	03/04/2016	TBD	(2)		(194)	(194)
MSC	1.050	07/19/2016	10/19/2016			(9,325)	(9,328)
RDR	(1.000)	01/22/2016	TBD	(2)		(462)	(460)
	(0.750)	06/15/2016	06/15/2017			(3,650)	(3,646)
UBS	0.900	07/11/2016	10/06/2016			(4,206)	(4,208)
	1.150	05/18/2016	08/18/2016		GBP	(1,673)	(2,220)
	1.200	07/11/2016	10/06/2016			$(3,929)	(3,932)

Total Reverse Repurchase Agreements							$(24,805)

(2)	Open maturity reverse repurchase agreement.
(3)	The average amount of borrowings outstanding during the period ended July 31, 2016 was $(44,433) at a weighted average interest rate of 0.629%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of July 31, 2016:

(i)	Securities with an aggregate market value of $28,880 have been pledged as collateral under the terms of the following master agreements as of July 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$0	$(1,011)	$0	$(1,011)	$1,427	$416
BOS	5,000	0	0	5,000	(5,141)	(141)
MBC	54,903	0	0	54,903	(56,841)	(1,938)
MSC	0	(9,328)	0	(9,328)	10,421	1,093
RDR	0	(4,106)	0	(4,106)	4,019	(87)
SSB	4,079	0	0	4,079	(4,162)	(83)
UBS	0	(10,360)	0	(10,360)	11,467	1,107

Total Borrowings and Other Financing Transactions	$63,982	$(24,805)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(2,220)	$(17,468)	$(5,117)	$(24,805)

Total Borrowings	$0	$(2,220)	$(17,468)	$(5,117)	$(24,805)

Gross amount of recognized liabilities for reverse repurchase agreements					$(24,805)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$15,386	$1,089	$(97)	$53	$0
CDX.HY-25 5-Year Index	5.000	12/20/2020	23,958	1,313	1,065	93	0
CDX.HY-26 5-Year Index	5.000	06/20/2021	3,200	160	40	13	0

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2016	23

Schedule of Investments PIMCO Corporate & Income Opportunity Fund (Cont.)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-23 5-Year Index	1.000%	12/20/2019	$11,800	$132	$(59)	$10	$0
CDX.IG-24 5-Year Index	1.000	06/20/2020	17,600	206	(106)	16	0
CDX.IG-26 5-Year Index	1.000	06/20/2021	7,600	109	34	8	0

				$3,009	$877	$193	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR	2.750%	06/17/2025	$	145,380	$18,252	$9,059	$735	$0
Pay	3-Month USD-LIBOR	2.250	06/15/2026		44,400	3,798	1,698	238	0
Pay	3-Month USD-LIBOR	3.500	06/19/2044		305,100	126,579	136,532	4,552	0
Receive	3-Month USD-LIBOR *	2.250	12/21/2046		482,100	(56,215)	(14,832)	0	(6,819)
Pay	6-Month AUD-BBR-BBSW	3.500	06/17/2025	AUD	13,400	1,225	893	75	0

						$93,639	$133,350	$5,600	$(6,819)

Total Swap Agreements						$96,648	$134,227	$5,793	$(6,819)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of July 31, 2016:

(k)	Securities with an aggregate market value of $8,696 and cash of $11,274 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of July 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$5,793	$5,793	$0	$0	$(6,819)	$(6,819)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	08/2016	EUR	508		$562	$0	$(6)
BOA	08/2016		27,641		30,493	0	(410)
	08/2016	GBP	64,368		85,664	477	0
	08/2016		$28,490	EUR	25,900	466	0
	09/2016	EUR	25,900		$28,526	0	(465)
BPS	08/2016	BRL	5,405		1,653	0	(14)
	08/2016	GBP	396		519	0	(5)
	08/2016		$1,574	BRL	5,405	93	0
	09/2016		1,449		4,791	13	0
CBK	08/2016	AUD	182		$133	0	(5)
	08/2016	EUR	505		560	0	(5)

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2016

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	08/2016	GBP	1,416		$1,874	$5	$(5)
	08/2016		$2,784	EUR	2,528	42	0
	09/2016	GBP	144		$190	0	0
GLM	08/2016	AUD	246		182	0	(5)
	08/2016	EUR	86		95	0	(2)
	08/2016	GBP	575		755	0	(6)
	09/2016		218		287	0	(2)
JPM	08/2016	AUD	123		93	0	(1)
	08/2016	BRL	614		187	0	(3)
	08/2016	GBP	822		1,076	0	(11)
	08/2016	JPY	19,600		186	0	(6)
	08/2016		$190	BRL	614	0	0
	08/2016		1,309	GBP	985	0	(5)
	09/2016	EUR	172		$191	0	(1)
MSB	08/2016	GBP	142		188	0	0
NAB	08/2016		$6,380	JPY	673,141	218	0
	09/2016	JPY	673,141		$6,388	0	(216)
SCX	08/2016	EUR	172		189	0	(3)
	08/2016	JPY	653,541		6,420	15	0
	08/2016		$88,178	GBP	67,204	763	0
	09/2016	EUR	897		$996	0	(8)
	09/2016	GBP	67,204		88,219	0	(765)
TOR	08/2016		1,010		1,305	0	(32)
UAG	08/2016	EUR	549		606	0	(8)
	08/2016		$1,051	EUR	947	8	0

Total Forward Foreign Currency Contracts						$2,100	$(1,989)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at July 31, 2016 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Banco Espirito Santo S.A.	5.000%	09/20/2020	13.620%	EUR 3,000	$(115)	$(606)	$0	$(721)
	Navient Corp.	5.000	12/20/2020	4.419	$ 5,000	(51)	194	143	0
	Petrobras Global Finance BV	1.000	12/20/2024	6.275	1,800	(352)	(217)	0	(569)
BRC	Navient Corp.	5.000	12/20/2020	4.419	3,000	12	73	85	0
GST	Navient Corp.	5.000	12/20/2020	4.419	2,000	8	49	57	0
	Petrobras Global Finance BV	1.000	09/20/2020	5.476	20	(3)	0	0	(3)
	Petrobras Global Finance BV	1.000	12/20/2024	6.275	2,400	(476)	(283)	0	(759)
HUS	Petrobras Global Finance BV	1.000	12/20/2019	4.923	500	(41)	(20)	0	(61)
	Petrobras Global Finance BV	1.000	09/20/2020	5.476	60	(8)	(2)	0	(10)
	Petrobras Global Finance BV	1.000	12/20/2024	6.275	3,000	(623)	(326)	0	(949)
JPM	Banco Espirito Santo S.A.	5.000	09/20/2020	13.620	EUR 5,000	(206)	(996)	0	(1,202)
	Navient Corp.	5.000	12/20/2020	4.419	$ 5,000	31	112	143	0
	Russia Government International Bond	1.000	06/20/2019	1.559	28,600	(1,957)	1,539	0	(418)
	Russia Government International Bond	1.000	12/20/2020	2.190	1,300	(149)	86	0	(63)
MYC	Banco Espirito Santo S.A.	5.000	09/20/2020	13.620	EUR 3,000	(28)	(693)	0	(721)
	Chesapeake Energy Corp.	5.000	09/20/2020	12.934	$ 100	(10)	(15)	0	(25)
	Petrobras Global Finance BV	1.000	12/20/2019	4.923	14,500	(1,342)	(410)	0	(1,752)

						$(5,310)	$(1,515)	$428	$(7,253)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
							Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$ 66,373	$(12,957)	$1,017	$0	$(11,940)
BRC	ABX.HE.AAA.6-2 Index	0.110	05/25/2046	82,676	(16,852)	1,979	0	(14,873)
GST	ABX.HE.AAA.6-2 Index	0.110	05/25/2046	5,808	(1,192)	147	0	(1,045)
MEI	ABX.HE.AAA.6-2 Index	0.110	05/25/2046	80,022	(15,732)	1,337	0	(14,395)
MYC	ABX.HE.AAA.6-2 Index	0.110	05/25/2046	20,742	(4,035)	304	0	(3,731)

					$(50,768)	$4,784	$0	$(45,984)

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2016	25

Schedule of Investments PIMCO Corporate & Income Opportunity Fund (Cont.)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	11.500%	01/04/2021	BRL	61,500	$52	$(576)	$0	$(524)
CBK	Receive	1-Year BRL-CDI	12.230	01/04/2021		41,600	609	(669)	0	(60)
	Pay	3-Month USD-LIBOR	1.500	09/16/2021		$2,700	(1)	6	5	0
DUB	Pay	3-Month USD-LIBOR	1.500	09/16/2021		11,600	(2)	24	22	0
UAG	Pay	1-Year BRL-CDI	11.250	01/04/2021	BRL	105,000	(156)	(1,096)	0	(1,252)

							$502	$(2,311)	$27	$(1,836)

Total Swap Agreements							$(55,576)	$958	$455	$(55,073)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of July 31, 2016:

(m)	Securities with an aggregate market value of $54,068 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of July 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
AZD	$0	$0	$0	$0	$(6)	$0	$0	$(6)	$(6)	$0	$(6)
BOA	943	0	0	943	(875)	0	(12,464)	(13,339)	(12,396)	11,387	(1,009)
BPS	106	0	143	249	(19)	0	(1,290)	(1,309)	(1,060)	1,143	83
BRC	0	0	85	85	0	0	(14,873)	(14,873)	(14,788)	14,998	210
CBK	47	0	5	52	(15)	0	(60)	(75)	(23)	0	(23)
DUB	0	0	22	22	0	0	0	0	22	(20)	2
GLM	0	0	0	0	(15)	0	0	(15)	(15)	0	(15)
GST	0	0	57	57	0	0	(1,807)	(1,807)	(1,750)	1,751	1
HUS	0	0	0	0	0	0	(1,020)	(1,020)	(1,020)	1,098	78
JPM	0	0	143	143	(27)	0	(1,683)	(1,710)	(1,567)	1,607	40
MEI	0	0	0	0	0	0	(14,395)	(14,395)	(14,395)	14,405	10
MYC	0	0	0	0	0	0	(6,229)	(6,229)	(6,229)	6,264	35
NAB	218	0	0	218	(216)	0	0	(216)	2	0	2
SCX	778	0	0	778	(776)	0	0	(776)	2	(270)	(268)
TOR	0	0	0	0	(32)	0	0	(32)	(32)	0	(32)
UAG	8	0	0	8	(8)	0	(1,252)	(1,260)	(1,252)	1,243	(9)

Total Over the Counter	$2,100	$0	$455	$2,555	$(1,989)	$0	$(55,073)	$(57,062)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

26	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2016

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of July 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$193	$0	$0	$5,600	$5,793

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,100	$0	$2,100
Swap Agreements	0	428	0	0	27	455

	$0	$428	$0	$2,100	$27	$2,555

	$0	$621	$0	$2,100	$5,627	$8,348

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$6,819	$6,819

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,989	$0	$1,989
Swap Agreements	0	53,237	0	0	1,836	55,073

	$0	$53,237	$0	$1,989	$1,836	$57,062

	$0	$53,237	$0	$1,989	$8,655	$63,881

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended July 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$1,134	$0	$0	$(118,874)	$(117,740)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$17,604	$0	$17,604
Swap Agreements	0	13	0	0	705	718

	$0	$13	$0	$17,604	$705	$18,322

	$0	$1,147	$0	$17,604	$(118,169)	$(99,418)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$1,498	$0	$0	$98,305	$99,803

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,113)	$0	$(2,113)
Swap Agreements	0	3,818	0	0	(3,155)	663

	$0	$3,818	$0	$(2,113)	$(3,155)	$(1,450)

	$0	$5,316	$0	$(2,113)	$95,150	$98,353

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2016	27

Schedule of Investments PIMCO Corporate & Income Opportunity Fund (Cont.)

July 31, 2016

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of July 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2016
Bank Loan Obligations	$0	$16,214	$5,670	$21,884
Corporate Bonds & Notes
Banking & Finance	0	230,951	10,421	241,372
Industrials	0	195,685	10,850	206,535
Utilities	0	55,350	0	55,350
Municipal Bonds & Notes
California	0	44,729	0	44,729
Illinois	0	25,076	0	25,076
Virginia	0	1,195	0	1,195
West Virginia	0	10,311	0	10,311
U.S. Government Agencies	0	28,131	7,929	36,060
Non-Agency Mortgage-Backed Securities	0	278,954	0	278,954
Asset-Backed Securities	0	177,195	17,050	194,245
Sovereign Issues	0	15,890	0	15,890
Common Stocks
Financials	0	0	505	505
Preferred Securities
Banking & Finance	2,408	9,463	0	11,871
Short-Term Instruments
Repurchase Agreements	0	63,979	0	63,979

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2016
U.S. Treasury Bills	$0	$63,290	$0	$63,290

Total Investments	$2,408	$1,216,413	$52,425	$1,271,246

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	5,793	0	5,793
Over the counter	0	2,555	0	2,555

	$0	$8,348	$0	$8,348

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(6,819)	0	(6,819)
Over the counter	0	(57,062)	0	(57,062)

	$0	$(63,881)	$0	$(63,881)

Totals	$2,408	$1,160,880	$52,425	$1,215,713

There were no significant transfers between Levels 1 and 2 during the period ended July 31, 2016.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended July 31, 2016:

Category and Subcategory	Beginning Balance at 07/31/2015	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 07/31/2016	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 07/31/2016 (1)
Investments in Securities, at Value
Bank Loan Obligations	$8,897	$0	$(2,022)	$110	$6	$(1,321)	$0	$0	$5,670	$(1,204)
Corporate Bonds & Notes
Banking & Finance	10,454	0	(253)	5	3	212	0	0	10,421	244
Industrials	10,941	0	0	13	0	(104)	0	0	10,850	(104)
U.S. Government Agencies	0	8,796	(120)	70	48	(865)	0	0	7,929	(865)
Non-Agency Mortgage-Backed Securities	8,290	0	(8,338)	0	47	1	0	0	0	0
Asset-Backed Securities	0	17,023	0	0	0	27	0	0	17,050	27
Common Stocks
Financials	832	0	0	0	0	(327)	0	0	505	(327)

Totals	$39,414	$25,819	$(10,733)	$198	$104	$(2,377)	$0	$0	$52,425	$(2,229)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 07/31/2016	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$5,670	Third Party Vendor	Broker Quote	77.00
Corporate Bonds & Notes
Banking & Finance	10,421	Proxy Pricing	Base Price	113.75
Industrials	10,850	Proxy Pricing	Base Price	99.50
U.S. Government Agencies	7,929	Proxy Pricing	Base Price	53.65
Asset-Backed Securities	17,050	Proxy Pricing	Base Price	106,003.18-115,005.75
Common Stocks
Financials	505	Other Valuation Techniques (2)	—	—

Total	$52,425

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at July 31, 2016 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Corporate & Income Strategy Fund

July 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 124.2%

BANK LOAN OBLIGATIONS 1.5%
iHeartCommunications, Inc.
7.246% due 01/30/2019		$5,800	$4,521
Sequa Corp.
5.250% due 06/19/2017		4,912	3,939

Total Bank Loan Obligations (Cost $10,181)			8,460

CORPORATE BONDS & NOTES 58.1%

BANKING & FINANCE 31.8%
AGFC Capital Trust
6.000% due 01/15/2067		2,300	1,265
Ally Financial, Inc.
8.000% due 11/01/2031		2,186	2,672
Banco do Brasil S.A.
6.250% due 04/15/2024 (g)		4,460	2,741
9.000% due 06/18/2024 (g)		3,827	3,102
Banco Espirito Santo S.A.
2.625% due 05/08/2017 ^	EUR	1,100	351
4.000% due 01/21/2019 ^		4,300	1,370
4.750% due 01/15/2018 ^		5,100	1,625
Banco Santander S.A.
6.250% due 09/11/2021 (g)		1,300	1,300
Barclays PLC
6.500% due 09/15/2019 (g)		300	317
7.875% due 09/15/2022 (g)	GBP	7,567	9,676
8.000% due 12/15/2020 (g)	EUR	1,900	2,141
Blackstone CQP Holdco LP
9.296% due 03/19/2019		$9,188	9,269
BNP Paribas S.A.
7.375% due 08/19/2025 (g)(j)		6,200	6,332
Cantor Fitzgerald LP
6.500% due 06/17/2022 (j)		8,000	8,437
Co-operative Group Holdings Ltd.
7.500% due 07/08/2026	GBP	6,000	8,724
Communications Sales & Leasing, Inc.
8.250% due 10/15/2023 (j)		$3,100	3,181
Credit Agricole S.A.
7.875% due 01/23/2024 (g)(j)		8,500	8,458
Credit Suisse Group AG
7.500% due 12/11/2023 (g)		1,725	1,792
7.500% due 12/11/2023 (g)(j)		6,000	6,233
Flagstar Bancorp, Inc.
6.125% due 07/15/2021		3,500	3,593
GSPA Monetization Trust
6.422% due 10/09/2029 (j)		4,822	5,517
HSBC Holdings PLC
5.250% due 09/16/2022 (g)	EUR	3,900	4,180
6.000% due 09/29/2023 (g)		3,393	3,874
Jefferies Finance LLC
7.375% due 04/01/2020		$200	188
7.500% due 04/15/2021		344	318
Jefferies LoanCore LLC
6.875% due 06/01/2020 (j)		6,100	5,475
Lloyds Banking Group PLC
7.625% due 06/27/2023 (g)	GBP	5,700	7,575
7.875% due 06/27/2029 (g)		1,500	1,985
MPT Operating Partnership LP
5.250% due 08/01/2026		$1,283	1,352
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	1,350	1,510
Nationwide Building Society
10.250% (g)	GBP	12	2,065
Navient Corp.
5.500% due 01/15/2019 (j)		$7,405	7,636
5.625% due 08/01/2033 (j)		2,648	2,072
Novo Banco S.A.
5.000% due 04/04/2019	EUR	298	253
5.000% due 04/23/2019		608	517
5.000% due 05/14/2019		402	342
5.000% due 05/21/2019		225	191
5.000% due 05/23/2019		224	190

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Omega Healthcare Investors, Inc.
4.375% due 08/01/2023		$1,500	$1,520
OneMain Financial Holdings LLC
6.750% due 12/15/2019		1,349	1,371
PHH Corp.
6.375% due 08/15/2021		170	158
7.375% due 09/01/2019		700	714
Rio Oil Finance Trust
9.250% due 07/06/2024		3,426	2,964
9.750% due 01/06/2027		241	205
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (g)		4,070	3,968
8.000% due 08/10/2025 (g)		6,190	6,167
Santander UK Group Holdings PLC
7.375% due 06/24/2022 (g)	GBP	4,200	5,507
Sberbank of Russia Via SB Capital S.A.
5.717% due 06/16/2021		$1,900	2,034
6.125% due 02/07/2022		1,500	1,639
Springleaf Finance Corp.
5.250% due 12/15/2019		335	326
8.250% due 12/15/2020		2,700	2,801
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	7,751	9,814
6.052% due 10/13/2039		1,871	2,618
TIG FinCo PLC
8.500% due 03/02/2020		252	340
8.750% due 04/02/2020		5,189	5,270
Vnesheconombank Via VEB Finance PLC
6.902% due 07/09/2020		$600	644

			175,879

INDUSTRIALS 19.6%
Altice Financing S.A.
7.500% due 05/15/2026		1,800	1,822
BMC Software Finance, Inc.
8.125% due 07/15/2021		1,688	1,384
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (d)(j)		4,342	3,691
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 ^		3,300	3,193
9.000% due 02/15/2020 ^		1,885	1,824
11.250% due 06/01/2017 ^		8,170	7,864
Chesapeake Energy Corp.
3.930% due 04/15/2019		115	97
8.000% due 12/15/2022		100	91
Continental Airlines Pass-Through Trust
9.798% due 10/01/2022		1,058	1,176
Diamond 1 Finance Corp.
5.450% due 06/15/2023		128	136
6.020% due 06/15/2026		119	128
DISH DBS Corp.
7.750% due 07/01/2026 (j)		1,400	1,455
Eagle Materials, Inc.
4.500% due 08/01/2026 (c)		1,530	1,556
FAGE International S.A.
5.625% due 08/15/2026 (c)		800	819
Forbes Energy Services Ltd.
9.000% due 06/15/2019 ^		308	123
Ford Motor Co.
7.700% due 05/15/2097 (j)		7,830	10,143
9.980% due 02/15/2047 (j)		1,500	2,561
Fresh Market, Inc.
9.750% due 05/01/2023		800	744
Harvest Operations Corp.
2.330% due 04/14/2021		5,032	5,016
HCA, Inc.
7.500% due 11/15/2095		1,200	1,229
iHeartCommunications, Inc.
9.000% due 09/15/2022		3,440	2,541
Intelsat Luxembourg S.A.
7.750% due 06/01/2021		6,692	1,573
8.125% due 06/01/2023		1,121	266

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		$7,070	$6,416
Kinder Morgan Energy Partners LP
6.375% due 03/01/2041		400	423
Kinder Morgan, Inc.
7.800% due 08/01/2031		3,580	4,274
NXP BV
4.125% due 06/01/2021		2,830	2,936
Post Holdings, Inc.
5.000% due 08/15/2026 (c)		2,500	2,498
Prime Security Services Borrower LLC
9.250% due 05/15/2023 (j)		3,850	4,119
Revlon Escrow Corp.
6.250% due 08/01/2024 (c)		1,300	1,320
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	1,000	1,532
Sabine Pass Liquefaction LLC
5.875% due 06/30/2026		$3,100	3,185
Safeway, Inc.
7.250% due 02/01/2031		120	118
Sequa Corp.
7.000% due 12/15/2017		7,480	1,272
SFR Group S.A.
7.375% due 05/01/2026 (j)		5,340	5,340
Spanish Broadcasting System, Inc.
12.500% due 04/15/2017		2,100	2,084
Tembec Industries, Inc.
9.000% due 12/15/2019 (j)		2,200	1,732
Times Square Hotel Trust
8.528% due 08/01/2026		1,796	2,149
Transocean, Inc.
9.000% due 07/15/2023		1,054	991
UCP, Inc.
8.500% due 10/21/2017		6,000	5,973
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	3,825	5,121
6.542% due 03/30/2021		1,857	2,570
Valvoline, Inc.
5.500% due 07/15/2024		$437	457
Westmoreland Coal Co.
8.750% due 01/01/2022		5,955	4,570

			108,512

UTILITIES 6.7%
CenturyLink, Inc.
7.500% due 04/01/2024		870	931
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022 (j)		8,800	8,514
4.375% due 09/19/2022		280	271
6.000% due 11/27/2023 (j)		4,900	5,163
Illinois Power Generating Co.
6.300% due 04/01/2020		6,400	2,560
7.000% due 04/15/2018		1,900	760
7.950% due 06/01/2032		700	280
Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030		8,200	8,753
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		300	82
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023		2,748	467
6.750% due 10/01/2023		2,949	501
Petrobras Global Finance BV
3.536% due 03/17/2020		270	250
4.875% due 03/17/2020		420	410
5.750% due 01/20/2020		220	220
6.250% due 12/14/2026	GBP	4,800	5,630
6.625% due 01/16/2034		100	112
6.750% due 01/27/2041		$2,300	1,898
7.875% due 03/15/2019		315	335

			37,137

Total Corporate Bonds & Notes (Cost $342,782)			321,528

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2016	29

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 4.5%

CALIFORNIA 1.0%
Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.750% due 10/01/2037	$1,220	$1,356
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038	3,400	3,887

		5,243

ILLINOIS 2.4%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	12,700	13,437

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	785	670

WEST VIRGINIA 1.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	6,010	5,770

Total Municipal Bonds & Notes (Cost $23,301)		25,120

U.S. GOVERNMENT AGENCIES 3.8%
Fannie Mae
3.000% due 02/25/2043 (a)	69,161	11,617
4.743% due 01/25/2029	400	403
5.788% due 10/25/2028	600	642
Freddie Mac
6.175% due 11/25/2055	8,332	4,470
8.038% due 12/25/2027	3,300	3,221
11.238% due 03/25/2025	745	752

Total U.S. Government Agencies (Cost $22,216)		21,105

NON-AGENCY MORTGAGE-BACKED SECURITIES 29.9%
Banc of America Alternative Loan Trust
5.500% due 10/25/2035 ^	5,718	5,110
6.000% due 01/25/2036 ^	155	133
Banc of America Funding Trust
6.000% due 07/25/2037 ^	436	346
Banc of America Mortgage Trust
3.066% due 03/25/2035	142	132
5.500% due 11/25/2035 ^	2,665	2,514
6.000% due 03/25/2037 ^	572	523
6.500% due 09/25/2033	224	235
BCAP LLC Trust
2.973% due 03/27/2036	2,236	1,161
3.247% due 08/28/2037	6,553	5,013
5.196% due 03/26/2037	1,313	384
9.325% due 07/26/2036	1,733	1,782
Bear Stearns ALT-A Trust
0.988% due 01/25/2036 ^	1,832	1,491
2.840% due 11/25/2036 ^	5,262	3,875
2.864% due 09/25/2047 ^	8,110	5,693
2.898% due 11/25/2035 ^	9,290	7,440
3.076% due 08/25/2036 ^	1,238	920
3.379% due 09/25/2035 ^	912	753
Bear Stearns Mortgage Funding Trust
7.000% due 08/25/2036	1,603	1,532
Chase Mortgage Finance Trust
2.695% due 12/25/2035 ^	16	15
6.000% due 07/25/2037 ^	1,090	922
Chase Mortgage Trust
3.750% due 02/25/2044	600	571
Citigroup Mortgage Loan Trust, Inc.
5.097% due 09/25/2037 ^	3,555	3,273
5.242% due 04/25/2037 ^	370	318

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^		$1,544	$1,223
Countrywide Alternative Loan Trust
5.500% due 03/25/2035		429	355
5.500% due 03/25/2036 ^		214	161
5.500% due 05/25/2036 ^		2,663	1,898
5.750% due 01/25/2035		539	545
5.750% due 02/25/2035		594	586
5.750% due 03/25/2037 ^		1,078	946
6.000% due 02/25/2035		1,350	1,385
6.000% due 04/25/2036		1,482	1,172
6.000% due 02/25/2037 ^		7,332	5,201
6.000% due 04/25/2037 ^		1,676	1,211
6.000% due 07/25/2037 ^		483	468
6.250% due 12/25/2036 ^		1,943	1,459
6.500% due 08/25/2036 ^		677	473
Countrywide Home Loan Mortgage Pass-Through Trust
2.930% due 09/20/2036 ^		421	332
6.000% due 07/25/2037		2,447	2,003
Credit Suisse Mortgage Capital Certificates
3.064% due 10/26/2036		7,931	4,601
Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 02/25/2037 ^		672	584
Deco Pan Europe Ltd.
0.503% due 04/27/2018	EUR	1,031	1,134
Epic Drummond Ltd.
0.137% due 01/25/2022		1,499	1,617
First Horizon Alternative Mortgage Securities Trust
6.000% due 08/25/2036 ^		$6,569	5,546
GSR Mortgage Loan Trust
3.286% due 08/25/2034		624	595
5.500% due 05/25/2036 ^		600	572
6.000% due 02/25/2036 ^		4,170	3,465
HarborView Mortgage Loan Trust
0.723% due 01/19/2036 ^		5,985	3,942
3.295% due 06/19/2036 ^		9,431	5,916
IndyMac Mortgage Loan Trust
6.500% due 07/25/2037 ^		3,852	2,389
Jefferies Resecuritization Trust
6.000% due 05/26/2036		18,264	13,716
JPMorgan Alternative Loan Trust
2.756% due 03/25/2037 ^		2,611	2,227
6.000% due 12/25/2035 ^		2,461	2,265
JPMorgan Mortgage Trust
2.839% due 01/25/2037 ^		1,111	996
2.861% due 02/25/2036 ^		4,251	3,752
2.895% due 04/25/2037		14	13
LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038		1,699	1,328
5.562% due 02/15/2040		1,801	1,357
Lehman Mortgage Trust
6.000% due 07/25/2036 ^		1,286	965
6.000% due 07/25/2037 ^		298	269
Lehman XS Trust
0.708% due 06/25/2047		3,229	2,293
MASTR Alternative Loan Trust
6.750% due 07/25/2036		2,396	1,765
Merrill Lynch Mortgage Investors Trust
2.820% due 03/25/2036 ^		959	639
Mesdag Delta BV
0.094% due 01/25/2020	EUR	1,304	1,252
Residential Accredit Loans, Inc. Trust
0.718% due 05/25/2037 ^		$274	64
3.848% due 12/26/2034 ^		2,829	2,310
6.000% due 08/25/2036 ^		508	424
Residential Asset Mortgage Products Trust
6.500% due 12/25/2031		800	815
Residential Asset Securitization Trust
6.000% due 11/25/2036 ^		3,251	2,149
6.250% due 09/25/2037 ^		3,025	2,132
6.250% due 06/25/2046		1,751	1,463
Residential Funding Mortgage Securities, Inc. Trust
3.530% due 02/25/2037		2,471	2,000
6.500% due 03/25/2032		240	249

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sequoia Mortgage Trust
2.781% due 02/20/2047	$545	$469
5.977% due 07/20/2037 ^	1,117	1,002
Structured Adjustable Rate Mortgage Loan Trust
2.795% due 11/25/2036 ^	3,897	2,982
2.857% due 01/25/2036 ^	3,127	2,368
2.924% due 07/25/2036 ^	963	777
3.130% due 07/25/2035 ^	1,246	1,072
3.441% due 07/25/2036 ^	9,007	6,173
4.559% due 03/25/2037 ^	4,274	2,959
Suntrust Adjustable Rate Mortgage Loan Trust
2.867% due 02/25/2037 ^	559	493
3.034% due 04/25/2037 ^	1,029	878
WaMu Mortgage Pass-Through Certificates Trust
2.542% due 07/25/2037 ^	653	533
4.179% due 02/25/2037 ^	849	771
4.412% due 07/25/2037 ^	1,572	1,430
6.002% due 10/25/2036 ^	3,274	2,577
Washington Mutual Mortgage Pass-Through Certificates Trust
1.295% due 05/25/2047 ^	331	22
6.000% due 10/25/2035 ^	2,426	1,786
Wells Fargo Mortgage-Backed Securities Trust
2.911% due 07/25/2036 ^	641	605
3.086% due 05/25/2036 ^	117	112

Total Non-Agency Mortgage-Backed Securities (Cost $164,099)		165,367

ASSET-BACKED SECURITIES 19.7%
ACE Securities Corp. Home Equity Loan Trust
0.878% due 02/25/2036	31,045	11,461
Argent Securities Trust
0.678% due 03/25/2036	4,230	2,207
Bear Stearns Asset-Backed Securities Trust
0.628% due 10/25/2036 ^	6,635	5,433
6.500% due 10/25/2036 ^	390	298
CIFC Funding Ltd.
0.000% due 05/24/2026 (f)	2,300	1,626
0.000% due 07/22/2026	1,500	917
Citigroup Mortgage Loan Trust, Inc.
0.648% due 12/25/2036	5,271	3,480
Countrywide Asset-Backed Certificates
0.628% due 06/25/2047 ^	2,026	1,454
0.658% due 03/25/2037	3,138	2,855
1.208% due 01/25/2036	4,000	3,318
4.992% due 10/25/2046 ^	8,823	7,889
Credit-Based Asset Servicing and Securitization LLC
0.598% due 11/25/2036	898	562
First Franklin Mortgage Loan Trust
1.118% due 09/25/2035	3,949	1,817
1.463% due 05/25/2036	8,213	3,448
Fremont Home Loan Trust
1.418% due 06/25/2035 ^	6,000	4,444
HSI Asset Securitization Corp. Trust
0.000% due 10/25/2036 (b)(f)	3,688	1,633
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.648% due 07/25/2037	11,981	7,385
JPMorgan Mortgage Acquisition Corp.
0.778% due 01/25/2036	820	761
JPMorgan Mortgage Acquisition Trust
0.648% due 11/25/2036	5,564	4,308
4.893% due 01/25/2037 ^	7,298	5,178
Lehman XS Trust
5.170% due 08/25/2035 ^	537	506
Long Beach Mortgage Loan Trust
0.788% due 01/25/2036	5,000	3,024
Merrill Lynch Mortgage Investors Trust
0.648% due 04/25/2037	600	324
Morgan Stanley ABS Capital, Inc. Trust
0.638% due 06/25/2036	2,258	2,015
Morgan Stanley Mortgage Loan Trust
6.250% due 07/25/2047 ^	879	615

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.008% due 08/25/2035		$5,000	$3,383
2.258% due 10/25/2034		573	405
Residential Asset Mortgage Products Trust
1.583% due 12/25/2033		236	219
1.688% due 01/25/2035 ^		3,040	2,008
SLM Student Loan Trust
0.000% due 10/28/2029 (f)		3	3,910
0.000% due 01/25/2042 (f)		4	4,255
Soundview Home Loan Trust
0.738% due 08/25/2037		2,000	1,439
South Coast Funding Ltd.
1.230% due 08/10/2038		10,886	2,295
Taberna Preferred Funding Ltd.
1.013% due 08/05/2036 ^		9,518	6,663
1.013% due 08/05/2036		514	360
1.123% due 07/05/2035		10,129	7,394

Total Asset-Backed Securities (Cost $109,781)			109,289

SOVEREIGN ISSUES 1.5%
Athens Urban Transportation Organisation
4.851% due 09/19/2016	EUR	200	223
Autonomous Community of Catalonia
4.300% due 11/15/2016		3,250	3,657
4.900% due 09/15/2021		1,500	1,726
Republic of Greece Government International Bond
3.000% due 02/24/2023		142	121
3.000% due 02/24/2024		142	118
3.000% due 02/24/2025		142	115
3.000% due 02/24/2026		142	113
3.000% due 02/24/2027		142	110
3.000% due 02/24/2028		142	108

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 02/24/2029	EUR	142	$106
3.000% due 02/24/2030		142	104
3.000% due 02/24/2031		142	103
3.000% due 02/24/2032		142	101
3.000% due 02/24/2033		142	100
3.000% due 02/24/2034		142	99
3.000% due 02/24/2035		142	98
3.000% due 02/24/2036		142	97
3.000% due 02/24/2037		142	96
3.000% due 02/24/2038		142	95
3.000% due 02/24/2039		142	95
3.000% due 02/24/2040		142	95
3.000% due 02/24/2041		142	95
3.000% due 02/24/2042		142	95
3.800% due 08/08/2017	JPY	47,000	439
4.750% due 04/17/2019	EUR	400	403

Total Sovereign Issues (Cost $8,054)			8,512

		SHARES
COMMON STOCKS 0.0%

FINANCIALS 0.0%
TIG FinCo PLC (h)		182,606	116

Total Common Stocks (Cost $271)			116

PREFERRED SECURITIES 2.1%

BANKING & FINANCE 2.1%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (g)		8,450	10,161
GMAC Capital Trust
6.411% due 02/15/2040		54,325	1,381

Total Preferred Securities (Cost $11,884)			11,542

		MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 3.1%

REPURCHASE AGREEMENTS (i) 2.5%
		$13,671

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.6%
0.296% due 10/06/2016 - 11/03/2016 (e)(f)(l)(n)	$3,058	3,056

Total Short-Term Instruments (Cost $16,727)		16,727

Total Investments in Securities (Cost $709,296)		687,766

Total Investments 124.2% (Cost $709,296)		$687,766

Financial Derivative Instruments (k)(m) (0.3)% (Cost or Premiums, net $(1,166))		(1,437)

Preferred Shares (10.0)%		(55,525)

Other Assets and Liabilities, net (13.9)%		(77,235)

Net Assets Applicable to Common Shareholders 100.0%		$553,569

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(h)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
TIG FinCo PLC	04/02/2015	$ 271	$116	0.02%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
MBC	0.550%	07/29/2016	08/01/2016	$10,600	U.S. Treasury Notes 1.375% due 03/31/2020	$(10,975)	$10,600	$10,600
SSB	0.010	07/29/2016	08/01/2016	3,071	U.S. Treasury Notes 1.000% due 05/15/2018	(3,134)	3,071	3,071

Total Repurchase Agreements						$(14,109)	$13,671	$13,671

(1)	Includes accrued interest.

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2016	31

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date		Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
BCY	(0.250)%	02/18/2016	TBD	(2)	$(1,571)	$(1,569)
DEU	1.000	06/27/2016	06/27/2017		(587)	(586)
	1.550	07/27/2016	10/27/2016		(2,848)	(2,849)
JML	1.300	07/19/2016	08/04/2016		(7,060)	(7,063)
	1.300	08/02/2016	08/16/2016		(4,171)	(4,171)
MSC	1.000	05/02/2016	08/02/2016		(13,286)	(13,320)
	1.000	05/10/2016	08/08/2016		(2,064)	(2,069)
	1.150	08/02/2016	11/02/2016		(13,724)	(13,724)
RBC	1.560	03/16/2016	09/06/2016		(6,540)	(6,579)
	1.610	05/23/2016	11/14/2016		(1,231)	(1,235)
	1.640	07/18/2016	01/18/2017		(2,777)	(2,779)
RDR	1.030	05/17/2016	08/17/2016		(8,113)	(8,131)
UBS	1.150	07/08/2016	08/03/2016		(3,411)	(3,414)
	1.430	05/18/2016	08/18/2016		(10,432)	(10,463)
	1.450	07/21/2016	10/20/2016		(5,442)	(5,444)
	1.500	06/14/2016	09/14/2016		(3,594)	(3,601)
	1.630	07/15/2016	11/14/2016		(4,401)	(4,404)

Total Reverse Repurchase Agreements						$(91,401)

(2)	Open maturity reverse repurchase agreement.
(3)	The average amount of borrowings outstanding during the period ended July 31, 2016 was $(35,135) at a weighted average interest rate of 1.102%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of July 31, 2016:

(j)	Securities with an aggregate market value of $92,296 have been pledged as collateral under the terms of the following master agreements as of July 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$0	$(1,569)	$0	$(1,569)	$1,879	$310
DEU	0	(3,435)	0	(3,435)	4,115	680
JML	0	(11,234)	0	(11,234)	13,677	2,443
MBC	10,600	0	0	10,600	(10,975)	(375)
MSC	0	(29,113)	0	(29,113)	17,231	(11,882)
RBC	0	(10,593)	0	(10,593)	11,927	1,334
RDR	0	(8,131)	0	(8,131)	8,437	306
SSB	3,071	0	0	3,071	(3,134)	(63)
UBS	0	(27,326)	0	(27,326)	32,085	4,759

Total Borrowings and Other Financing Transactions	$13,671	$(91,401)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(44,460)	$(18,473)	$(10,573)	$(73,506)

Total Borrowings	$0	$(44,460)	$(18,473)	$(10,573)	$(73,506)

Gross amount of recognized liabilities for reverse repurchase agreements (5)					$(73,506)

(5)	Unsettled reverse repurchase agreements liability of $(17,895) is outstanding at period end.

32	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2016

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$8,330	$590	$(53)	$29	$0
CDX.HY-25 5-Year Index	5.000	12/20/2020	12,771	700	612	50	0
CDX.HY-26 5-Year Index	5.000	06/20/2021	1,600	80	20	6	0

				$1,370	$579	$85	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	3-Month USD-LIBOR	2.000%	12/16/2020	$ 59,300	$2,589	$1,043	$158	$0
Pay	3-Month USD-LIBOR	2.000	06/15/2021	36,800	1,726	478	111	0
Pay	3-Month USD-LIBOR	2.750	06/17/2025	75,590	9,490	4,827	382	0
Pay	3-Month USD-LIBOR	3.500	06/19/2044	169,400	70,280	75,806	2,528	0
Receive	3-Month USD-LIBOR *	2.250	12/21/2046	234,240	(27,306)	(7,207)	0	(3,315)
Pay	6-Month AUD-BBR-BBSW	3.500	06/17/2025	AUD 7,600	695	507	42	0

					$57,474	$75,454	$3,221	$(3,315)

Total Swap Agreements					$58,844	$76,033	$3,306	$(3,315)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of July 31, 2016:

(l)	Securities with an aggregate market value of $984 and cash of $8,639 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of July 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$3,306	$3,306	$0	$0	$(3,315)	$(3,315)

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	08/2016	EUR	494		$548	$0	$(5)
	09/2016		100		112	0	0
BOA	08/2016		27,581		30,427	0	(409)
	08/2016	GBP	48,588		64,663	360	0
	08/2016		$29,835	EUR	27,123	488	0
	09/2016	EUR	27,123		$29,872	0	(487)

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2016	33

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
CBK	08/2016	EUR	150		$165	$0	$(2)
	08/2016	GBP	1,402		1,858	6	(4)
	08/2016	MXN	170		9	0	0
	08/2016		$152	AUD	201	0	0
	08/2016		1,628	EUR	1,478	25	0
	09/2016	GBP	84		$111	0	0
GLM	08/2016	AUD	74		54	0	(2)
	08/2016	EUR	50		55	0	(1)
	08/2016	GBP	377		495	0	(4)
	08/2016		$586	GBP	450	10	0
	09/2016	GBP	170		$224	0	(1)
JPM	08/2016	AUD	215		162	0	(1)
	08/2016	EUR	275		307	0	(1)
	08/2016	GBP	1,315		1,749	10	(1)
	08/2016		$1,200	GBP	903	0	(5)
	09/2016	EUR	201		$223	0	(2)
MSB	08/2016	GBP	197		260	0	(1)
SCX	08/2016	EUR	100		110	0	(2)
	08/2016	JPY	46,100		453	1	0
	08/2016		$67,288	GBP	51,283	582	0
	09/2016	GBP	51,283		$67,320	0	(584)
TOR	08/2016		799		1,032	0	(25)

Total Forward Foreign Currency Contracts						$1,482	$(1,537)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at July 31, 2016 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	12/20/2019	4.923%	$ 2,400	$(247)	$(43)	$0	$(290)
GST	Petrobras Global Finance BV	1.000	12/20/2019	4.923	8,900	(912)	(163)	0	(1,075)
	Petrobras Global Finance BV	1.000	09/20/2020	5.476	10	(1)	(1)	0	(2)
HUS	Petrobras Global Finance BV	1.000	09/20/2020	5.476	40	(6)	0	0	(6)

						$(1,166)	$(207)	$0	$(1,373)

Total Swap Agreements						$(1,166)	$(207)	$0	$(1,373)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of July 31, 2016:

(n)	Securities with an aggregate market value of $1,520 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of July 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
AZD	$0	$0	$0	$0	$(5)	$0	$0	$(5)	$(5)	$0	$(5)
BOA	848	0	0	848	(896)	0	0	(896)	(48)	(760)	(808)

34	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2016

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BPS	$0	$0	$0	$0	$0	$0	$(290)	$(290)	$(290)	$303	$13
CBK	31	0	0	31	(6)	0	0	(6)	25	0	25
GLM	10	0	0	10	(8)	0	0	(8)	2	0	2
GST	0	0	0	0	0	0	(1,077)	(1,077)	(1,077)	1,217	140
HUS	0	0	0	0	0	0	(6)	(6)	(6)	0	(6)
JPM	10	0	0	10	(10)	0	0	(10)	0	0	0
MSB	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
SCX	583	0	0	583	(586)	0	0	(586)	(3)	0	(3)
TOR	0	0	0	0	(25)	0	0	(25)	(25)	0	(25)

Total Over the Counter	$1,482	$0	$0	$1,482	$(1,537)	$0	$(1,373)	$(2,910)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of July 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$85	$0	$0	$3,221	$3,306

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,482	$0	$1,482

	$0	$85	$0	$1,482	$3,221	$4,788

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$3,315	$3,315

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,537	$0	$1,537
Swap Agreements	0	1,373	0	0	0	1,373

	$0	$1,373	$0	$1,537	$0	$2,910

	$0	$1,373	$0	$1,537	$3,315	$6,225

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended July 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$136	$0	$0	$(55,569)	$(55,433)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,637	$0	$10,637
Swap Agreements	0	133	0	0	(4,131)	(3,998)

	$0	$133	$0	$10,637	$(4,131)	$6,639

	$0	$269	$0	$10,637	$(59,700)	$(48,794)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$803	$0	$0	$53,461	$54,264

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(462)	$0	$(462)
Swap Agreements	0	162	0	0	335	497

	$0	$162	$0	$(462)	$335	$35

	$0	$965	$0	$(462)	$53,796	$54,299

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2016	35

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)

July 31, 2016

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of July 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2016
Bank Loan Obligations	$0	$8,460	$0	$8,460
Corporate Bonds & Notes
Banking & Finance	0	170,362	5,517	175,879
Industrials	0	102,539	5,973	108,512
Utilities	0	37,137	0	37,137
Municipal Bonds & Notes
California	0	5,243	0	5,243
Illinois	0	13,437	0	13,437
Virginia	0	670	0	670
West Virginia	0	5,770	0	5,770
U.S. Government Agencies	0	16,635	4,470	21,105
Non-Agency Mortgage-Backed Securities	0	165,367	0	165,367
Asset-Backed Securities	0	101,124	8,165	109,289
Sovereign Issues	0	8,512	0	8,512
Common Stocks
Financials	0	0	116	116
Preferred Securities
Banking & Finance	1,381	10,161	0	11,542

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2016
Short-Term Instruments
Repurchase Agreements	$0	$13,671	$0	$13,671
U.S. Treasury Bills	0	3,056	0	3,056

Total Investments	$1,381	$662,144	$24,241	$687,766

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	3,306	0	3,306
Over the counter	0	1,482	0	1,482

	$0	$4,788	$0	$4,788

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(3,315)	0	(3,315)
Over the counter	0	(2,910)	0	(2,910)

	$0	$(6,225)	$0	$(6,225)

Totals	$1,381	$660,707	$24,241	$686,329

There were no significant transfers between Levels 1 and 2 during the period ended July 31, 2016.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended July 31, 2016:

Category and Subcategory	Beginning Balance at 07/31/2015	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 07/31/2016	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 07/31/2016 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$5,535	$0	$(134)	$3	$1	$112	$0	$0	$5,517	$129
Industrials	6,022	0	0	7	0	(56)	0	0	5,973	(56)
U.S. Government Agencies	0	4,959	(68)	40	28	(489)	0	0	4,470	(488)
Asset-Backed Securities	0	8,150	0	0	0	15	0	0	8,165	15
Common Stocks
Financials	191	0	0	0	0	(75)	0	0	116	(75)

Totals	$11,748	$13,109	$(202)	$50	$29	$(493)	$0	$0	$24,241	$(475)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 07/31/2016	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$5,517	Proxy Pricing	Base Price	113.75
Industrials	5,973	Proxy Pricing	Base Price	99.50
U.S. Government Agencies	4,470	Proxy Pricing	Base Price	53.65
Asset-Backed Securities	8,165	Proxy Pricing	Base Price	106,003.18-115,005.75
Common Stocks
Financials	116	Other Valuation Techniques (2)	—	—

Total	$24,241

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at July 31, 2016 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

36	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO High Income Fund

July 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 129.0%

BANK LOAN OBLIGATIONS 1.2%
iHeartCommunications, Inc.
7.246% due 01/30/2019		$10,450	$8,145
Sequa Corp.
5.250% due 06/19/2017		2,573	2,063

Total Bank Loan Obligations (Cost $12,421)			10,208

CORPORATE BONDS & NOTES 73.0%

BANKING & FINANCE 37.4%
AGFC Capital Trust
6.000% due 01/15/2067		27,410	15,075
Ally Financial, Inc.
8.000% due 11/01/2031		200	245
Atlantic Marine Corps Communities LLC
5.383% due 02/15/2048		4,634	5,141
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 (g)	EUR	1,600	1,632
Banco do Brasil S.A.
6.250% due 04/15/2024 (g)		$7,350	4,517
9.000% due 06/18/2024 (g)		9,239	7,488
Banco Espirito Santo S.A.
2.625% due 05/08/2017 ^	EUR	1,900	605
4.000% due 01/21/2019 ^		5,800	1,848
4.750% due 01/15/2018 ^		6,400	2,039
Banco Santander S.A.
6.250% due 09/11/2021 (g)		2,300	2,300
Barclays PLC
7.875% due 09/15/2022 (g)	GBP	7,210	9,220
8.000% due 12/15/2020 (g)	EUR	7,140	8,046
Blackstone CQP Holdco LP
9.296% due 03/19/2019		$7,878	7,947
BNP Paribas S.A.
7.375% due 08/19/2025 (g)(j)		10,000	10,213
Cantor Fitzgerald LP
6.500% due 06/17/2022 (j)		13,100	13,816
Co-operative Group Holdings Ltd.
7.500% due 07/08/2026	GBP	3,000	4,362
Communications Sales & Leasing, Inc.
8.250% due 10/15/2023 (j)		$5,000	5,131
Credit Agricole S.A.
7.500% due 06/23/2026 (g)	GBP	400	509
7.875% due 01/23/2024 (g)		$5,950	5,920
7.875% due 01/23/2024 (g)(j)		3,600	3,582
Credit Suisse Group AG
7.500% due 12/11/2023 (g)		2,736	2,842
Doctors Co.
6.500% due 10/15/2023		10,000	11,243
Flagstar Bancorp, Inc.
6.125% due 07/15/2021		5,300	5,442
GSPA Monetization Trust
6.422% due 10/09/2029 (j)		8,037	9,195
HSBC Holdings PLC
6.000% due 09/29/2023 (g)	EUR	5,800	6,623
International Lease Finance Corp.
6.980% due 10/15/2018		$18,000	18,796
Jefferies Finance LLC
7.375% due 04/01/2020		300	282
Jefferies LoanCore LLC
6.875% due 06/01/2020 (j)		17,000	15,257
Lloyds Bank PLC
12.000% due 12/16/2024 (g)(j)		23,790	32,602
Midwest Family Housing LLC
6.631% due 01/01/2051		4,911	4,607
MPT Operating Partnership LP
5.250% due 08/01/2026		1,949	2,054
Nationwide Building Society
10.250% (g)	GBP	19	3,202
Navient Corp.
5.625% due 08/01/2033 (j)		$29,295	22,923

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Novo Banco S.A.
5.000% due 04/04/2019	EUR	439	$373
5.000% due 04/23/2019		1,045	888
5.000% due 05/14/2019		792	673
5.000% due 05/21/2019		387	329
5.000% due 05/23/2019		384	326
Omega Healthcare Investors, Inc.
4.375% due 08/01/2023		$2,300	2,330
PHH Corp.
6.375% due 08/15/2021		250	232
7.375% due 09/01/2019 (j)		1,990	2,030
Provident Funding Associates LP
6.750% due 06/15/2021		650	624
Rio Oil Finance Trust
9.250% due 07/06/2024		27,313	23,626
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (g)		7,040	6,864
8.000% due 08/10/2025 (g)		5,860	5,838
Santander UK Group Holdings PLC
7.375% due 06/24/2022 (g)	GBP	5,413	7,098
Tesco Property Finance PLC
5.411% due 07/13/2044		4,443	5,626
6.052% due 10/13/2039		4,700	6,575
TIG FinCo PLC
8.500% due 03/02/2020		937	1,265
8.750% due 04/02/2020		4,815	4,891

			314,292

INDUSTRIALS 29.0%
Altice Financing S.A.
7.500% due 05/15/2026 (j)		$5,400	5,467
BMC Software Finance, Inc.
8.125% due 07/15/2021 (j)		2,827	2,318
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (c)(j)		8,132	6,912
Caesars Entertainment Operating Co., Inc.
9.000% due 02/15/2020 ^		19,100	18,479
11.250% due 06/01/2017 ^		10,700	10,299
Chesapeake Energy Corp.
3.930% due 04/15/2019		120	101
8.000% due 12/15/2022		300	272
Diamond 1 Finance Corp.
5.450% due 06/15/2023		195	207
6.020% due 06/15/2026		181	195
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (j)		5,730	5,472
Enterprise Inns PLC
6.875% due 05/09/2025	GBP	5,000	6,582
FAGE International S.A.
5.625% due 08/15/2026 (b)		$1,300	1,331
Forbes Energy Services Ltd.
9.000% due 06/15/2019 ^		1,977	791
Ford Motor Co.
7.700% due 05/15/2097 (j)		16,610	21,516
Fresh Market, Inc.
9.750% due 05/01/2023 (j)		5,700	5,301
General Shopping Finance Ltd.
10.000% due 08/29/2016 (g)		5,300	3,259
General Shopping Investments Ltd.
12.000% due 03/20/2017 ^(g)		2,500	638
Hampton Roads PPV LLC
6.621% due 06/15/2053		20,444	18,779
Harvest Operations Corp.
2.330% due 04/14/2021		25,756	25,676
HCA, Inc.
7.500% due 11/15/2095		700	717
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	300	324
4.500% due 12/06/2016	JPY	10,000	96
iHeartCommunications, Inc.
9.000% due 09/15/2022 (j)		$6,800	5,023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Intelsat Luxembourg S.A.
7.750% due 06/01/2021		$5,615	$1,320
8.125% due 06/01/2023		5,704	1,355
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		11,650	10,572
Petroleos de Venezuela S.A.
8.500% due 11/02/2017		67	52
Post Holdings, Inc.
5.000% due 08/15/2026 (b)		3,800	3,798
Prime Security One MS, Inc.
4.875% due 07/15/2032		1,560	1,307
Prime Security Services Borrower LLC
9.250% due 05/15/2023 (j)		5,900	6,313
Revlon Escrow Corp.
6.250% due 08/01/2024 (b)		1,900	1,929
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	19,600	30,025
Safeway, Inc.
7.250% due 02/01/2031		$70	69
Sequa Corp.
7.000% due 12/15/2017		17,343	2,948
SFR Group S.A.
7.375% due 05/01/2026		7,227	7,227
Spanish Broadcasting System, Inc.
12.500% due 04/15/2017		3,320	3,295
Tembec Industries, Inc.
9.000% due 12/15/2019 (j)		20,075	15,809
Transocean, Inc.
9.000% due 07/15/2023		1,611	1,514
UCP, Inc.
8.500% due 10/21/2017		10,300	10,253
Valvoline, Inc.
5.500% due 07/15/2024		663	694
Warren Resources, Inc.
9.000% due 08/01/2022 ^		3,000	32
Westmoreland Coal Co.
8.750% due 01/01/2022		7,638	5,862

			244,129

UTILITIES 6.6%
CenturyLink, Inc.
7.200% due 12/01/2025		1,122	1,083
7.500% due 04/01/2024		1,330	1,423
Frontier Communications Corp.
10.500% due 09/15/2022		1,070	1,157
11.000% due 09/15/2025		1,070	1,147
Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023		9,900	10,432
Illinois Power Generating Co.
6.300% due 04/01/2020		30	12
7.000% due 04/15/2018		16,800	6,720
7.950% due 06/01/2032		900	360
Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030		15,200	16,226
NRG REMA LLC
9.237% due 07/02/2017		78	74
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		4,800	1,314
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023		5,186	882
6.750% due 10/01/2023		11,172	1,899
Petrobras Global Finance BV
3.536% due 03/17/2020		2,520	2,330
6.250% due 12/14/2026	GBP	8,600	10,087
6.625% due 01/16/2034		200	224

			55,370

Total Corporate Bonds & Notes (Cost $648,721)			613,791

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2016	37

Schedule of Investments PIMCO High Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 8.9%

CALIFORNIA 2.5%
Anaheim Redevelopment Agency, California Tax Allocation Bonds, (AGM Insured), Series 2007
6.506% due 02/01/2031	$2,000	$2,464
Sacramento County, California Revenue Bonds, Series 2013
7.250% due 08/01/2025	1,500	1,872
San Diego Redevelopment Agency, California Tax Allocation Bonds, Series 2010
7.625% due 09/01/2030	7,500	8,937
7.750% due 09/01/2040	6,500	7,440
San Diego Tobacco Settlement Funding Corp., California Revenue Bonds, Series 2006
7.125% due 06/01/2032	275	323

		21,036

DISTRICT OF COLUMBIA 1.3%
District of Columbia Revenue Bonds, Series 2011
7.625% due 10/01/2035	9,740	11,305

ILLINOIS 2.5%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
6.257% due 01/01/2040	11,000	10,224
7.517% due 01/01/2040	9,805	10,374

		20,598

NEW YORK 0.2%
Erie Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2005
6.000% due 06/01/2028	1,960	1,961

TEXAS 1.1%
El Paso Downtown Development Corp., Texas Revenue Bonds, Series 2013
7.250% due 08/15/2043	7,535	9,469

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	1,375	1,174

WEST VIRGINIA 1.2%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	10,110	9,706

Total Municipal Bonds & Notes (Cost $68,324)		75,249

U.S. GOVERNMENT AGENCIES 3.1%
Fannie Mae
3.500% due 09/25/2027 (a)	650	72
4.000% due 05/25/2020 (a)	107	0
5.788% due 10/25/2028	800	856
6.182% due 10/25/2017 - 01/25/2018 (a)	59,230	937
6.488% due 09/25/2028	3,500	3,835
9.024% due 10/25/2041 (j)	1,016	1,095
10.000% due 01/25/2034	219	270
14.048% due 05/25/2043 (j)	1,916	1,990
Freddie Mac
4.000% due 08/15/2020 (a)	650	33
4.500% due 10/15/2037 (a)	1,238	116
5.000% due 06/15/2033 (a)	2,211	265
5.619% due 07/15/2035 (a)	1,664	258
5.719% due 02/15/2042 (a)	2,744	434
6.175% due 11/25/2055	14,383	7,716
6.659% due 08/15/2036 (a)	961	228
9.688% due 10/25/2027	4,347	4,886

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
10.756% due 12/15/2043 (j)		$1,323	$1,450
12.037% due 05/15/2033		69	90
Ginnie Mae
3.500% due 06/20/2042 (a)		346	26
3.500% due 03/20/2043 (a)(j)		4,394	311
4.500% due 07/20/2042 (a)		337	58
5.000% due 09/20/2042 (a)		591	111
5.763% due 02/20/2042 (a)(j)		16,001	1,097

Total U.S. Government Agencies (Cost $33,180)			26,134

NON-AGENCY MORTGAGE-BACKED SECURITIES 18.9%
Adjustable Rate Mortgage Trust
0.658% due 05/25/2036		5,184	2,856
Banc of America Alternative Loan Trust
5.112% due 06/25/2046 ^(a)		9,849	1,761
Banc of America Funding Trust
6.000% due 07/25/2037 ^		755	600
6.250% due 10/26/2036		12,554	9,824
Banc of America Mortgage Trust
2.892% due 02/25/2036 ^		31	28
BCAP LLC Trust
5.196% due 03/26/2037		2,469	721
6.000% due 05/26/2037		7,213	4,857
8.120% due 10/26/2036		7,696	6,770
8.787% due 09/26/2036		7,380	6,747
11.881% due 06/26/2036		3,587	1,331
Bear Stearns Adjustable Rate Mortgage Trust
2.972% due 11/25/2034		157	151
3.133% due 05/25/2047 ^		479	434
Bellemeade Re Ltd.
6.788% due 07/25/2025		1,250	1,235
Chase Mortgage Finance Trust
2.695% due 12/25/2035 ^		33	31
4.381% due 09/25/2036 ^		177	157
5.500% due 05/25/2036 ^		9	8
Citigroup Mortgage Loan Trust, Inc.
0.803% due 07/25/2036		10	10
3.114% due 07/25/2037 ^		209	199
3.143% due 08/25/2037 ^		949	839
3.797% due 11/25/2035		16,756	9,440
6.500% due 09/25/2036		4,993	3,814
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.398% due 12/11/2049		15,639	12,514
Countrywide Alternative Loan Trust
0.738% due 12/25/2035		193	192
0.738% due 12/25/2046		3,242	1,975
2.955% due 02/25/2037 ^		460	397
3.297% due 07/25/2046 ^		383	361
4.441% due 07/25/2021 ^		399	380
4.512% due 04/25/2035 (a)		6,084	869
5.500% due 03/25/2036 ^		388	293
6.000% due 11/25/2036 ^		295	248
6.000% due 02/25/2037 ^		7,667	5,441
6.250% due 12/25/2036 ^		4,077	3,060
6.250% due 08/25/2037 ^		357	305
6.500% due 06/25/2036 ^		1,218	899
Countrywide Home Loan Mortgage Pass-Through Trust
2.785% due 09/25/2047 ^		84	75
2.930% due 09/20/2036 ^		743	585
4.862% due 12/25/2036 (a)		4,576	870
Credit Suisse Commercial Mortgage Trust
5.668% due 02/15/2039		1,000	910
Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 01/25/2036		2,632	2,023
Epic Drummond Ltd.
0.044% due 01/25/2022	EUR	2,388	2,576
Grifonas Finance PLC
0.152% due 08/28/2039		5,969	4,709
HarborView Mortgage Loan Trust
2.987% due 08/19/2036 ^		$620	463
3.162% due 08/19/2036 ^		34	31
IM Pastor Fondo de Titluzacion Hipotecaria
0.000% due 03/22/2043	EUR	8,001	6,664

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Alternative Loan Trust
2.756% due 03/25/2037 ^	$10,257	$8,748
JPMorgan Mortgage Trust
6.132% due 01/25/2037 ^(a)	25,046	6,562
LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038	2,614	2,043
5.562% due 02/15/2040	2,791	2,104
Lehman XS Trust
0.708% due 06/25/2047	4,987	3,541
Nomura Asset Acceptance Corp. Alternative Loan Trust
3.360% due 04/25/2036 ^	6,124	4,608
RBSSP Resecuritization Trust
9.000% due 06/26/2037	5,547	3,771
Residential Asset Securitization Trust
6.250% due 10/25/2036 ^	734	618
6.250% due 09/25/2037 ^	5,707	4,023
6.500% due 08/25/2036 ^	974	566
Structured Adjustable Rate Mortgage Loan Trust
2.857% due 01/25/2036 ^	249	189
3.055% due 04/25/2047	933	724
Structured Asset Mortgage Investments Trust
0.678% due 07/25/2046 ^	16,435	12,101
WaMu Mortgage Pass-Through Certificates Trust
2.406% due 05/25/2037 ^	223	178
Washington Mutual Mortgage Pass-Through Certificates Trust
6.192% due 04/25/2037 (a)	15,486	4,985
6.500% due 03/25/2036 ^	9,166	6,932

Total Non-Agency Mortgage-Backed Securities (Cost $151,095)		159,346

ASSET-BACKED SECURITIES 18.8%
ACE Securities Corp. Home Equity Loan Trust
0.628% due 07/25/2036	6,069	4,347
Apidos CLO
0.000% due 07/22/2026	3,000	1,524
Argent Securities Trust
0.678% due 03/25/2036	6,526	3,406
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.718% due 01/25/2036	12,289	10,067
CIFC Funding Ltd.
0.000% due 05/24/2026 (e)	4,000	2,828
0.000% due 07/22/2026	3,000	1,834
Citigroup Mortgage Loan Trust, Inc.
0.588% due 12/25/2036	14,537	9,590
0.648% due 12/25/2036	8,024	5,298
Countrywide Asset-Backed Certificates
4.906% due 07/25/2036	13,700	11,269
4.992% due 10/25/2046 ^	14,226	12,719
Credit-Based Asset Servicing and Securitization LLC
0.598% due 11/25/2036	1,348	843
Duke Funding Ltd.
1.272% due 08/07/2033	20,946	9,436
GSAA Trust
5.917% due 03/25/2037 ^	3,142	1,385
JPMorgan Mortgage Acquisition Trust
4.893% due 01/25/2037 ^	3,389	2,405
Long Beach Mortgage Loan Trust
0.678% due 02/25/2036	1,747	955
Merrill Lynch Mortgage Investors Trust
0.648% due 04/25/2037	1,000	540
4.244% due 03/25/2037	4,179	1,446
Morgan Stanley Mortgage Loan Trust
2.164% due 11/25/2036 ^	945	462
5.965% due 09/25/2046 ^	9,179	5,346
NovaStar Mortgage Funding Trust
0.648% due 10/25/2036	39,351	20,410
People’s Financial Realty Mortgage Securities Trust
0.648% due 09/25/2036	23,444	7,342
Renaissance Home Equity Loan Trust
5.812% due 11/25/2036	9,754	5,728

38	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.998% due 09/25/2037 ^		$8,404	$5,061
7.238% due 09/25/2037 ^		7,087	4,266
Sherwood Funding CDO Ltd.
0.830% due 11/06/2039		35,564	10,136
South Coast Funding Ltd.
1.230% due 08/10/2038		28,316	5,969
Taberna Preferred Funding Ltd.
1.013% due 08/05/2036		772	540
1.013% due 08/05/2036 ^		15,113	10,579
Trainer Wortham First Republic CBO Ltd.
1.834% due 11/06/2038		2,015	1,976
Washington Mutual Asset-Backed Certificates Trust
0.638% due 05/25/2036		308	224

Total Asset-Backed Securities (Cost $159,199)			157,931

SOVEREIGN ISSUES 1.4%
Athens Urban Transportation Organisation
4.851% due 09/19/2016	EUR	800	891
Autonomous Community of Catalonia
4.300% due 11/15/2016		3,900	4,389
4.900% due 09/15/2021		2,350	2,704
Republic of Greece Government International Bond
3.000% due 02/24/2023		25	21
3.000% due 02/24/2024		25	21
3.000% due 02/24/2025		25	20
3.000% due 02/24/2026		25	20
3.000% due 02/24/2027		25	19
3.000% due 02/24/2028		25	19
3.000% due 02/24/2029		25	19
3.000% due 02/24/2030		25	18
3.000% due 02/24/2031		25	18
3.000% due 02/24/2032		25	18

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 02/24/2033	EUR	25	$18
3.000% due 02/24/2034		25	17
3.000% due 02/24/2035		25	17
3.000% due 02/24/2036		25	17
3.000% due 02/24/2037		25	17
3.000% due 02/24/2038		25	17
3.000% due 02/24/2039		25	17
3.000% due 02/24/2040		25	17
3.000% due 02/24/2041		25	17
3.000% due 02/24/2042		25	17
4.500% due 11/08/2016	JPY	50,000	485
4.750% due 04/17/2019	EUR	3,000	3,025

Total Sovereign Issues (Cost $11,277)			11,858

		SHARES
COMMON STOCKS 0.1%

FINANCIALS 0.1%
TIG FinCo PLC (h)		828,934	527

Total Common Stocks (Cost $1,229)			527

PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (g)		2,490	2,994

Total Preferred Securities (Cost $2,932)			2,994

SHORT-TERM INSTRUMENTS 3.2%

REPURCHASE AGREEMENTS (i) 1.9%
			16,067

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 0.5%
Federal Home Loan Bank
0.330% due 09/16/2016 (e)(f)	$2,200	$2,199
0.345% due 10/17/2016 (e)(f)	1,600	1,599

		3,798

U.S. TREASURY BILLS 0.8%
0.298% due 10/06/2016 - 11/03/2016 (d)(e)(l)(n)	6,725	6,722

Total Short-Term Instruments (Cost $26,586)		26,587

Total Investments in Securities (Cost $1,114,964)		1,084,625

Total Investments 129.0% (Cost $1,114,964)		$1,084,625

Financial Derivative Instruments (k)(m) (0.6)% (Cost or Premiums, net $(3,020))		(5,417)

Preferred Shares (12.1)%		(101,975)

Other Assets and Liabilities, net (16.3)%		(136,131)

Net Assets Applicable to Common Shareholders 100.0%		$841,102

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(h)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
TIG FinCo PLC	04/02/2015	$ 1,229	$527	0.06%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.480%	07/29/2016	08/01/2016	$5,000	U.S. Treasury Notes 1.750% due 03/31/2022	$(5,141)	$5,000	$5,000
SAL	0.550	07/29/2016	08/01/2016	8,300	U.S. Treasury Notes 2.125% due 12/31/2022	(8,485)	8,300	8,300
SSB	0.010	07/29/2016	08/01/2016	2,767	U.S. Treasury Notes 1.000% due 05/15/2018	(2,827)	2,767	2,767

Total Repurchase Agreements						$(16,453)	$16,067	$16,067

(1)	Includes accrued interest.

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2016	39

Schedule of Investments PIMCO High Income Fund (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date		Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
BCY	(0.250)%	02/18/2016	TBD	(2)	$(2,594)	$(2,591)
BPS	1.420	05/13/2016	08/15/2016		(6,109)	(6,128)
	1.440	07/11/2016	10/06/2016		(3,081)	(3,084)
	1.450	07/08/2016	08/08/2016		(5,159)	(5,164)
	1.450	07/08/2016	10/07/2016		(26,279)	(26,304)
	1.690	07/26/2016	01/26/2017		(5,101)	(5,103)
DEU	(1.000)	06/27/2016	06/27/2017		(356)	(356)
	1.500	06/13/2016	09/09/2016		(12,727)	(12,753)
MSC	1.000	05/10/2016	08/08/2016		(19,386)	(19,431)
RBC	1.470	02/04/2016	08/04/2016		(10,575)	(10,652)
	1.550	04/01/2016	09/16/2016		(3,981)	(4,002)
	1.550	04/08/2016	10/07/2016		(6,142)	(6,172)
	1.560	05/13/2016	11/14/2016		(5,230)	(5,248)
	1.600	06/07/2016	12/07/2016		(8,247)	(8,267)
	1.600	06/08/2016	12/07/2016		(1,703)	(1,707)
	1.610	05/23/2016	11/14/2016		(6,235)	(6,255)
RDR	(1.000)	01/22/2016	01/21/2018		(905)	(900)
	1.030	05/10/2016	08/04/2016		(13,176)	(13,207)
UBS	1.520	05/27/2016	08/29/2016		(8,532)	(8,556)

Total Reverse Repurchase Agreements						$(145,880)

(2)	Open maturity reverse repurchase agreement.
(3)

The average amount of borrowings outstanding during the period ended July 31, 2016 was $(96,494) at a weighted average interest rate of 0.862%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of July 31, 2016:

(j)	Securities with an aggregate market value of $174,109 have been pledged as collateral under the terms of the following master agreements as of July 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$0	$(2,591)	$0	$(2,591)	$3,143	$552
BOS	5,000	0	0	5,000	(5,141)	(141)
BPS	0	(45,783)	0	(45,783)	52,226	6,443
DEU	0	(13,109)	0	(13,109)	15,355	2,246
MSC	0	(19,431)	0	(19,431)	21,889	2,458
RBC	0	(42,303)	0	(42,303)	47,798	5,495
RDR	0	(14,107)	0	(14,107)	14,655	548
SAL	8,300	0	0	8,300	(8,485)	(185)
SSB	2,767	0	0	2,767	(2,827)	(60)
UBS	0	(8,556)	0	(8,556)	9,923	1,367

Total Borrowings and Other Financing Transactions	$16,067	$(145,880)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(63,138)	$(52,315)	$(25,324)	$(140,777)
U.S. Government Agencies	0	0	0	(5,103)	(5,103)

Total Borrowings	$0	$(63,138)	$(52,315)	$(30,427)	$(145,880)

Gross amount of recognized liabilities for reverse repurchase agreements					$(145,880)

40	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2016

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$6,958	$493	$500	$24	$0
CDX.HY-25 5-Year Index	5.000	12/20/2020	12,375	678	1,050	48	0
CDX.HY-26 5-Year Index	5.000	06/20/2021	1,600	80	20	7	0

				$1,251	$1,570	$79	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	3-Month USD-LIBOR	2.750%	06/17/2025	$241,310	$30,296	$7,877	$1,220	$0
Pay	3-Month USD-LIBOR	2.250	06/15/2026	37,000	3,165	1,415	198	0
Pay	3-Month USD-LIBOR	3.500	06/19/2044	617,800	256,310	72,241	9,218	0
Receive	3-Month USD-LIBOR *	2.250	12/21/2046	846,220	(98,600)	(26,032)	0	(11,990)

					$191,171	$55,501	$10,636	$(11,990)

Total Swap Agreements					$192,422	$57,071	$10,715	$(11,990)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of July 31, 2016:

(l)	Securities with an aggregate market value of $578 and cash of $21,470 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of July 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$10,715	$10,715	$0	$0	$(11,990)	$(11,990)

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	08/2016	EUR	377		$417	$0	$(5)
	09/2016		152		170	0	0
BOA	08/2016	BRL	804		248	0	0
	08/2016	EUR	43,632		48,134	0	(647)
	08/2016	GBP	60,730		80,823	449	0
	08/2016		$244	BRL	803	4	0
	08/2016		49,211	EUR	44,737	805	0
	09/2016	BRL	804		$242	0	(4)
	09/2016	EUR	44,737		49,272	0	(803)

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2016	41

Schedule of Investments PIMCO High Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	08/2016	GBP	342		$448	$0	$(4)
CBK	08/2016	EUR	151		167	0	(2)
	08/2016	GBP	1,632		2,163	7	(4)
	08/2016		$2,262	EUR	2,054	34	0
	09/2016	GBP	128		$169	0	0
GLM	08/2016	EUR	76		84	0	(1)
	08/2016	GBP	765		1,004	0	(9)
	09/2016		129		170	0	(1)
JPM	08/2016		4,144		5,528	44	(1)
	09/2016	EUR	305		339	0	(2)
MSB	08/2016	BRL	804		249	1	0
	08/2016		$248	BRL	803	0	0
SCX	08/2016	EUR	228		$250	0	(5)
	08/2016	JPY	62,200		611	2	0
	08/2016		$90,120	GBP	68,683	780	0
	09/2016	GBP	68,683		$90,161	0	(782)
TOR	08/2016		1,412		1,824	0	(45)
UAG	08/2016	EUR	2,403		2,668	0	(19)

Total Forward Foreign Currency Contracts						$2,126	$(2,334)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at July 31, 2016 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Banco Espirito Santo S.A.	5.000%	09/20/2020	13.620%	EUR	5,000	$0	$(1,202)	$0	$(1,202)
	Petrobras Global Finance BV	1.000	12/20/2024	6.275	$	1,700	(332)	(206)	0	(538)
GST	Petrobras Global Finance BV	1.000	12/20/2024	6.275		2,200	(437)	(259)	0	(696)
HUS	Petrobras Global Finance BV	1.000	12/20/2019	4.923		400	(33)	(15)	0	(48)
	Petrobras Global Finance BV	1.000	12/20/2024	6.275		2,800	(581)	(304)	0	(885)
MYC	Chesapeake Energy Corp.	5.000	09/20/2020	12.934		100	(10)	(15)	0	(25)
	Petrobras Global Finance BV	1.000	12/20/2019	4.923		13,700	(1,268)	(387)	0	(1,655)

							$(2,661)	$(2,388)	$0	$(5,049)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	Pay	3-Month USD-LIBOR	1.500%	09/16/2021	$25,700	$(6)	$55	$49	$0
DUB	Pay	3-Month USD-LIBOR	1.500	09/16/2021	111,100	(18)	230	212	0
GLM	Pay	3-Month USD-LIBOR	1.450	10/20/2021	1,000,000	(335)	1,189	854	0

						$(359)	$1,474	$1,115	$0

Total Swap Agreements						$(3,020)	$(914)	$1,115	$(5,049)

42	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2016

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of July 31, 2016:

(n)	Securities with an aggregate market value of $5,642 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of July 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
AZD	$0	$0	$0	$0	$(5)	$0	$0	$(5)	$(5)	$0	$(5)
BOA	1,258	0	0	1,258	(1,454)	0	0	(1,454)	(196)	(900)	(1,096)
BPS	0	0	0	0	(4)	0	(1,740)	(1,744)	(1,744)	1,745	1
CBK	41	0	49	90	(6)	0	0	(6)	84	0	84
DUB	0	0	212	212	0	0	0	0	212	(240)	(28)
GLM	0	0	854	854	(11)	0	0	(11)	843	222	1,065
GST	0	0	0	0	0	0	(696)	(696)	(696)	724	28
HUS	0	0	0	0	0	0	(933)	(933)	(933)	1,057	124
JPM	44	0	0	44	(3)	0	0	(3)	41	0	41
MSB	1	0	0	1	0	0	0	0	1	(10)	(9)
MYC	0	0	0	0	0	0	(1,680)	(1,680)	(1,680)	1,754	74
NAB	0	0	0	0	0	0	0	0	0	(20)	(20)
SCX	782	0	0	782	(787)	0	0	(787)	(5)	0	(5)
TOR	0	0	0	0	(45)	0	0	(45)	(45)	0	(45)
UAG	0	0	0	0	(19)	0	0	(19)	(19)	0	(19)

Total Over the Counter	$2,126	$0	$1,115	$3,241	$(2,334)	$0	$(5,049)	$(7,383)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of July 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$79	$0	$0	$10,636	$10,715

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,126	$0	$2,126
Swap Agreements	0	0	0	0	1,115	1,115

	$0	$0	$0	$2,126	$1,115	$3,241

	$0	$79	$0	$2,126	$11,751	$13,956

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$11,990	$11,990

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,334	$0	$2,334
Swap Agreements	0	5,049	0	0	0	5,049

	$0	$5,049	$0	$2,334	$0	$7,383

	$0	$5,049	$0	$2,334	$11,990	$19,373

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2016	43

Schedule of Investments PIMCO High Income Fund (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended July 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(678)	$0	$0	$(1,928)	$(2,606)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$18,947	$0	$18,947
Purchased Options	0	0	0	0	(3,171)	(3,171)
Swap Agreements	0	306	0	0	23,713	24,019

	$0	$306	$0	$18,947	$20,542	$39,795

	$0	$(372)	$0	$18,947	$18,614	$37,189

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$1,762	$0	$0	$(15,847)	$(14,085)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(5,140)	$0	$(5,140)
Swap Agreements	0	(1,129)	0	0	(14,709)	(15,838)

	$0	$(1,129)	$0	$(5,140)	$(14,709)	$(20,978)

	$0	$633	$0	$(5,140)	$(30,556)	$(35,063)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of July 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2016
Bank Loan Obligations	$0	$10,208	$0	$10,208
Corporate Bonds & Notes
Banking & Finance	0	305,097	9,195	314,292
Industrials	0	233,876	10,253	244,129
Utilities	0	55,370	0	55,370
Municipal Bonds & Notes
California	0	21,036	0	21,036
District of Columbia	0	11,305	0	11,305
Illinois	0	20,598	0	20,598
New York	0	1,961	0	1,961
Texas	0	9,469	0	9,469
Virginia	0	1,174	0	1,174
West Virginia	0	9,706	0	9,706
U.S. Government Agencies	0	18,418	7,716	26,134
Non-Agency Mortgage-Backed Securities	0	158,111	1,235	159,346
Asset-Backed Securities	0	157,931	0	157,931
Sovereign Issues	0	11,858	0	11,858
Common Stocks
Financials	0	0	527	527
Preferred Securities
Banking & Finance	0	2,994	0	2,994

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2016
Short-Term Instruments
Repurchase Agreements	$0	$16,067	$0	$16,067
Short-Term Notes	0	3,798	0	3,798
U.S. Treasury Bills	0	6,722	0	6,722

Total Investments	$0	$1,055,699	$28,926	$1,084,625

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	10,715	0	10,715
Over the counter	0	3,241	0	3,241

	$0	$13,956	$0	$13,956

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(11,990)	0	(11,990)
Over the counter	0	(7,383)	0	(7,383)

	$0	$(19,373)	$0	$(19,373)

Totals	$0	$1,050,282	$28,926	$1,079,208

There were no significant transfers between Levels 1 and 2 during the period ended July 31, 2016.

44	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2016

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended July 31, 2016:

Category and Subcategory	Beginning Balance at 07/31/2015	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 07/31/2016	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 07/31/2016 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$9,224	$0	$(223)	$4	$3	$187	$0	$0	$9,195	$215
Industrials	10,339	0	0	12	0	(98)	0	0	10,253	(98)
U.S. Government Agencies	5,491	8,560	(117)	(5,015)	47	(313)	0	(937)	7,716	(842)
Non-Agency Mortgage-Backed Securities	3,427	0	(2,123)	0	55	(124)	0	0	1,235	(14)
Common Stocks
Financials	867	0	0	0	0	(340)	0	0	527	(340)

Totals	$29,348	$8,560	$(2,463)	$(4,999)	$105	$(688)	$0	$(937)	$28,926	$(1,079)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 07/31/2016	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$9,195	Proxy Pricing	Base Price	113.75
Industrials	10,253	Proxy Pricing	Base Price	99.50
U.S. Government Agencies	7,716	Proxy Pricing	Base Price	53.65
Non-Agency Mortgage-Backed Securities	1,235	Proxy Pricing	Base Price	98.85
Common Stocks
Financials	527	Other Valuation Techniques (2)	—	—

Total	$28,926

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at July 31, 2016 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2016	45

Schedule of Investments PIMCO Income Strategy Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 123.8%

BANK LOAN OBLIGATIONS 1.7%
iHeartCommunications, Inc.
7.246% due 01/30/2019		$3,100	$2,416
Sequa Corp.
5.250% due 06/19/2017		2,521	2,022

Total Bank Loan Obligations (Cost $5,347)			4,438

CORPORATE BONDS & NOTES 61.0%

BANKING & FINANCE 31.6%
Ally Financial, Inc.
8.000% due 11/01/2031		637	779
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 (g)	EUR	400	408
Banco do Brasil S.A.
6.250% due 04/15/2024 (g)		$1,700	1,045
9.000% due 06/18/2024 (g)		2,219	1,798
Banco Espirito Santo S.A.
2.625% due 05/08/2017 ^	EUR	1,400	446
4.000% due 01/21/2019 ^		3,800	1,211
4.750% due 01/15/2018 ^		1,200	382
Banco Santander S.A.
6.250% due 09/11/2021 (g)		500	500
Barclays Bank PLC
14.000% due 06/15/2019 (g)	GBP	3,700	6,176
Blackstone CQP Holdco LP
9.296% due 03/19/2019		$4,401	4,440
BNP Paribas S.A.
7.375% due 08/19/2025 (g)		3,100	3,166
Cantor Fitzgerald LP
6.500% due 06/17/2022 (j)		3,000	3,164
Co-operative Group Holdings Ltd.
7.500% due 07/08/2026	GBP	3,050	4,435
Communications Sales & Leasing, Inc.
8.250% due 10/15/2023		$1,500	1,539
Credit Agricole S.A.
7.500% due 06/23/2026 (g)	GBP	1,700	2,165
7.875% due 01/23/2024 (g)		$1,600	1,592
Credit Suisse Group AG
7.500% due 12/11/2023 (g)		3,740	3,885
Flagstar Bancorp, Inc.
6.125% due 07/15/2021		1,700	1,745
GSPA Monetization Trust
6.422% due 10/09/2029		2,322	2,656
HSBC Holdings PLC
6.000% due 09/29/2023 (g)	EUR	2,000	2,284
Jefferies Finance LLC
6.875% due 04/15/2022		$3,200	2,844
7.500% due 04/15/2021		200	185
Lloyds Bank PLC
12.000% due 12/16/2024 (g)		300	411
Lloyds Banking Group PLC
7.625% due 06/27/2023 (g)	GBP	3,300	4,386
MPT Operating Partnership LP
5.250% due 08/01/2026		$618	651
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	500	559
Nationwide Building Society
10.250% (g)	GBP	6	936
Navient Corp.
5.500% due 01/15/2019 (j)		$4,030	4,156
5.625% due 08/01/2033		100	78
Novo Banco S.A.
5.000% due 04/04/2019	EUR	101	86
5.000% due 04/23/2019		311	264
5.000% due 05/14/2019		206	175
5.000% due 05/21/2019		115	98
5.000% due 05/23/2019		115	98
Omega Healthcare Investors, Inc.
4.375% due 08/01/2023		$700	709

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OneMain Financial Holdings LLC
6.750% due 12/15/2019		$544	$553
7.250% due 12/15/2021		30	30
PHH Corp.
6.375% due 08/15/2021		80	74
7.375% due 09/01/2019		300	306
Rio Oil Finance Trust
9.250% due 07/06/2024		7,914	6,846
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (g)		1,600	1,560
8.000% due 08/10/2025 (g)		3,000	2,989
Santander UK Group Holdings PLC
7.375% due 06/24/2022 (g)	GBP	1,800	2,360
Springleaf Finance Corp.
5.250% due 12/15/2019		$525	511
8.250% due 12/15/2020		2,120	2,200
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	2,152	2,725
6.052% due 10/13/2039		1,265	1,770
TIG FinCo PLC
8.500% due 03/02/2020		111	150
8.750% due 04/02/2020		2,432	2,471
Vnesheconombank Via VEB Finance PLC
6.902% due 07/09/2020		$300	322

			84,319

INDUSTRIALS 21.4%
Altice Financing S.A.
7.500% due 05/15/2026		1,700	1,721
BMC Software Finance, Inc.
8.125% due 07/15/2021		866	710
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (c)(j)		2,204	1,873
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 ^		600	581
9.000% due 02/15/2020 ^		3,855	3,730
11.250% due 06/01/2017 ^		1,989	1,914
Chesapeake Energy Corp.
3.930% due 04/15/2019		62	52
Continental Airlines Pass-Through Trust
9.798% due 10/01/2022		846	940
Diamond 1 Finance Corp.
5.450% due 06/15/2023		61	65
6.020% due 06/15/2026		57	61
DISH DBS Corp.
7.750% due 07/01/2026		700	728
Eagle Materials, Inc.
4.500% due 08/01/2026 (b)		740	753
FAGE International S.A.
5.625% due 08/15/2026 (b)		400	410
Forbes Energy Services Ltd.
9.000% due 06/15/2019 ^		612	245
Ford Motor Co.
7.700% due 05/15/2097 (j)		9,030	11,697
Fresh Market, Inc.
9.750% due 05/01/2023		400	372
Harvest Operations Corp.
2.330% due 04/14/2021		2,127	2,120
HCA, Inc.
7.500% due 11/15/2095		200	205
iHeartCommunications, Inc.
9.000% due 09/15/2022		1,000	739
Intelsat Luxembourg S.A.
7.750% due 06/01/2021		3,279	771
8.125% due 06/01/2023		524	124
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		3,430	3,113
Kinder Morgan Energy Partners LP
6.375% due 03/01/2041		200	211
Kinder Morgan, Inc.
7.750% due 01/15/2032		800	938
7.800% due 08/01/2031		1,600	1,910

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NXP BV
4.125% due 06/01/2021		$1,360	$1,411
Post Holdings, Inc.
5.000% due 08/15/2026 (b)		1,200	1,199
Prime Security Services Borrower LLC
9.250% due 05/15/2023		1,900	2,033
Revlon Escrow Corp.
6.250% due 08/01/2024 (b)		600	609
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	700	1,072
Sabine Pass Liquefaction LLC
5.875% due 06/30/2026		$1,500	1,541
Safeway, Inc.
7.250% due 02/01/2031		70	69
Scientific Games International, Inc.
10.000% due 12/01/2022		1,600	1,430
Sequa Corp.
7.000% due 12/15/2017		3,804	647
SFR Group S.A.
7.375% due 05/01/2026		2,558	2,558
Spanish Broadcasting System, Inc.
12.500% due 04/15/2017		1,000	993
Tembec Industries, Inc.
9.000% due 12/15/2019		1,100	866
Transocean, Inc.
9.000% due 07/15/2023		508	478
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	1,963	2,628
6.542% due 03/30/2021		619	857
Valvoline, Inc.
5.500% due 07/15/2024		$211	221
Westmoreland Coal Co.
8.750% due 01/01/2022		3,026	2,322

			56,917

UTILITIES 8.0%
CenturyLink, Inc.
7.500% due 04/01/2024		420	449
Frontier Communications Corp.
10.500% due 09/15/2022		340	368
11.000% due 09/15/2025		340	365
Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023 (j)		6,600	6,955
6.000% due 11/27/2023		800	843
Illinois Power Generating Co.
6.300% due 04/01/2020		1,420	568
7.000% due 04/15/2018		2,600	1,040
7.950% due 06/01/2032		300	120
Northwestern Bell Telephone
7.750% due 05/01/2030		7,000	7,585
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		225	61
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023		1,330	226
6.750% due 10/01/2023		1,952	332
Petrobras Global Finance BV
3.536% due 03/17/2020		130	120
4.875% due 03/17/2020		210	205
5.750% due 01/20/2020		70	70
6.625% due 01/16/2034	GBP	100	112
6.750% due 01/27/2041		$1,200	990
7.875% due 03/15/2019		745	792

			21,201

Total Corporate Bonds & Notes (Cost $176,942)			162,437

MUNICIPAL BONDS & NOTES 5.6%

CALIFORNIA 0.9%
Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.500% due 10/01/2030		600	675

46	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038	$1,600	$1,829

		2,504

ILLINOIS 2.4%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	6,000	6,348

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	395	337

WEST VIRGINIA 2.2%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	6,040	5,799

Total Municipal Bonds & Notes (Cost $13,844)		14,988

U.S. GOVERNMENT AGENCIES 2.1%
Fannie Mae
3.500% due 12/25/2032 (a)	842	106
4.000% due 11/25/2042 (a)	3,001	472
4.743% due 01/25/2029	200	201
5.788% due 10/25/2028	300	321
13.600% due 12/25/2040	132	214
Freddie Mac
6.175% due 11/25/2055	4,166	2,235
8.038% due 12/25/2027	1,500	1,464
9.067% due 11/15/2040	251	298
11.238% due 03/25/2025	298	301

Total U.S. Government Agencies (Cost $5,764)		5,612

NON-AGENCY MORTGAGE-BACKED SECURITIES 17.7%
Banc of America Alternative Loan Trust
6.000% due 01/25/2036 ^	67	57
Banc of America Funding Trust
6.000% due 08/25/2036 ^	2,163	2,116
BCAP LLC Trust
2.973% due 03/27/2036	1,048	544
5.196% due 03/26/2037	630	184
11.881% due 06/26/2036	316	117
Bear Stearns ALT-A Trust
0.808% due 06/25/2046 ^	2,786	1,995
2.840% due 11/25/2036 ^	294	217
2.864% due 09/25/2047 ^	3,875	2,720
3.379% due 09/25/2035 ^	446	368
Bear Stearns Mortgage Funding Trust
7.000% due 08/25/2036	769	735
Chase Mortgage Finance Trust
2.695% due 12/25/2035 ^	7	7
6.000% due 02/25/2037 ^	668	556
6.000% due 07/25/2037 ^	424	358
6.250% due 10/25/2036 ^	1,324	1,127
Chase Mortgage Trust
3.750% due 02/25/2044	300	285
Citicorp Mortgage Securities Trust
5.500% due 04/25/2037	94	93
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	1,783	1,519
6.000% due 08/25/2037 ^	772	611
Countrywide Alternative Loan Trust
0.838% due 05/25/2037 ^	275	153
2.915% due 04/25/2036 ^	850	596
5.500% due 03/25/2035	214	177
5.500% due 12/25/2035 ^	2,456	2,071
5.500% due 03/25/2036 ^	107	81

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.750% due 01/25/2035		$260	$262
6.000% due 02/25/2035		244	250
6.000% due 08/25/2036 ^		337	302
6.000% due 04/25/2037 ^		838	606
6.250% due 11/25/2036 ^		544	485
6.250% due 12/25/2036 ^		1,181	887
6.500% due 08/25/2036 ^		339	237
Countrywide Home Loan Mortgage Pass-Through Trust
2.835% due 02/20/2035		42	42
5.500% due 10/25/2035 ^		539	491
6.250% due 09/25/2036 ^		456	395
Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 02/25/2037 ^		269	234
Deco Pan Europe Ltd.
0.503% due 04/27/2018	EUR	498	547
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
2.403% due 06/25/2034		$2,030	1,541
Epic Drummond Ltd.
0.044% due 01/25/2022	EUR	737	795
GSR Mortgage Loan Trust
5.500% due 05/25/2036 ^		$84	80
6.000% due 02/25/2036 ^		3,326	2,764
HarborView Mortgage Loan Trust
1.203% due 01/19/2035		270	241
3.058% due 07/19/2035		43	37
IndyMac Mortgage Loan Trust
6.500% due 07/25/2037 ^		1,883	1,168
JPMorgan Alternative Loan Trust
2.756% due 03/25/2037 ^		1,306	1,114
2.905% due 03/25/2036 ^		1,409	1,103
JPMorgan Mortgage Trust
2.839% due 01/25/2037 ^		427	383
2.861% due 02/25/2036 ^		377	333
LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038		813	635
5.562% due 02/15/2040		810	611
Lehman XS Trust
0.708% due 06/25/2047		1,544	1,096
Merrill Lynch Mortgage Investors Trust
2.820% due 03/25/2036 ^		1,258	837
Morgan Stanley Mortgage Loan Trust
5.962% due 06/25/2036		2,882	1,453
Residential Asset Securitization Trust
5.750% due 02/25/2036 ^		734	577
6.000% due 07/25/2037 ^		885	629
6.250% due 09/25/2037 ^		1,463	1,032
Residential Funding Mortgage Securities, Inc. Trust
4.071% due 08/25/2036 ^		1,332	1,176
6.000% due 09/25/2036 ^		170	156
6.000% due 06/25/2037 ^		2,269	2,086
Structured Adjustable Rate Mortgage Loan Trust
2.795% due 11/25/2036 ^		1,328	1,016
2.857% due 01/25/2036 ^		1,071	811
2.924% due 07/25/2036 ^		473	382
4.559% due 03/25/2037 ^		427	296
Suntrust Adjustable Rate Mortgage Loan Trust
2.867% due 02/25/2037 ^		233	205
3.034% due 04/25/2037 ^		1,458	1,244
WaMu Mortgage Pass-Through Certificates Trust
2.190% due 12/25/2046		396	363
4.179% due 02/25/2037 ^		424	386
6.002% due 10/25/2036 ^		626	493
Wells Fargo Mortgage-Backed Securities Trust
2.911% due 07/25/2036 ^		252	238
5.750% due 03/25/2037 ^		233	228
6.000% due 06/25/2037 ^		136	136

Total Non-Agency Mortgage-Backed Securities (Cost $44,739)			47,070

ASSET-BACKED SECURITIES 29.6%
Argent Securities Trust
0.678% due 03/25/2036		8,278	4,320

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Asset-Backed Funding Certificates Trust
0.638% due 10/25/2036		$7,723	$6,669
Bear Stearns Asset-Backed Securities Trust
6.500% due 10/25/2036 ^		244	186
CIFC Funding Ltd.
0.000% due 05/24/2026 (e)		1,200	848
0.000% due 07/22/2026		1,000	611
Citigroup Mortgage Loan Trust, Inc.
0.638% due 12/25/2036		4,638	2,638
0.648% due 12/25/2036		2,517	1,662
Countrywide Asset-Backed Certificates
0.628% due 06/25/2047 ^		950	682
0.688% due 06/25/2047		6,001	4,084
0.748% due 09/25/2046 ^		3,189	2,079
1.048% due 12/25/2035		5,550	5,409
Countrywide Asset-Backed Certificates Trust
4.981% due 08/25/2035		2,809	2,896
Credit-Based Asset Servicing and Securitization LLC
0.598% due 11/25/2036		449	281
GSAMP Trust
0.748% due 02/25/2046		4,777	3,667
1.463% due 03/25/2035 ^		7,936	5,239
JPMorgan Mortgage Acquisition Corp.
0.778% due 01/25/2036		410	380
JPMorgan Mortgage Acquisition Trust
0.808% due 04/25/2036		6,000	4,230
Lehman XS Trust
6.290% due 06/24/2046		2,714	2,538
MASTR Asset-Backed Securities Trust
5.233% due 11/25/2035		124	124
Merrill Lynch Mortgage Investors Trust
0.648% due 04/25/2037		300	162
Morgan Stanley Capital, Inc. Trust
0.778% due 01/25/2036		3,848	3,461
Morgan Stanley Mortgage Loan Trust
0.608% due 04/25/2037		4,144	2,046
6.250% due 07/25/2047 ^		440	307
Residential Asset Mortgage Products Trust
0.768% due 09/25/2036		394	348
Residential Asset Securities Corp. Trust
0.958% due 09/25/2035		13,627	11,178
Securitized Asset-Backed Receivables LLC Trust
0.628% due 05/25/2036		6,181	3,590
SLM Student Loan Trust
0.000% due 10/28/2029 (e)		1	1,564
0.000% due 01/25/2042 (e)		2	2,128
South Coast Funding Ltd.
1.230% due 08/10/2038		6,183	1,303
Taberna Preferred Funding Ltd.
1.013% due 08/05/2036 ^		4,823	3,376
1.013% due 08/05/2036		257	180
Trainer Wortham First Republic CBO Ltd.
1.834% due 11/06/2038		619	607

Total Asset-Backed Securities (Cost $77,324)			78,793

SOVEREIGN ISSUES 1.9%
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	1,700	1,953
4.900% due 09/15/2021		700	805
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	201,000	1,879
4.750% due 04/17/2019	EUR	300	303

Total Sovereign Issues (Cost $4,571)			4,940

		SHARES
COMMON STOCKS 0.0%

FINANCIALS 0.0%
TIG FinCo PLC (h)		91,836	58

Total Common Stocks (Cost $136)			58

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2016	47

Schedule of Investments PIMCO Income Strategy Fund (Cont.)

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 2.0%

BANKING & FINANCE 2.0%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (g)	2,790	$3,355
GMAC Capital Trust
6.411% due 02/15/2040	77,800	1,978

Total Preferred Securities (Cost $5,336)		5,333

SHORT-TERM INSTRUMENTS 2.2%

REPURCHASE AGREEMENTS (i) 1.4%
		3,824

	PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.2%
Federal Home Loan Bank
0.330% due 09/14/2016 (e)(f)	$600	600

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.6%
0.292% due 10/06/2016 - 11/03/2016 (d)(e)(m)	$1,665	$1,664

Total Short-Term Instruments (Cost $6,088)		6,088

Total Investments in Securities (Cost $340,091)		329,757

Total Investments 123.8% (Cost $340,091)		$329,757

Financial Derivative Instruments (k)(l) (0.5)% (Cost or Premiums, net $(801))		(1,310)

Preferred Shares (19.3)%		(51,275)

Other Assets and Liabilities, net (4.0)%		(10,825)

Net Assets Applicable to Common Shareholders 100.0%		$266,347

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(h)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
TIG FinCo PLC	04/02/2015	$136	$58	0.02%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
JPS	0.540%	07/29/2016	08/01/2016	$2,100	U.S. Treasury Notes 1.375% due 02/29/2020	$(2,149)	$2,100	$2,100
SSB	0.010	07/29/2016	08/01/2016	1,724	U.S. Treasury Notes 1.000% due 05/15/2018	(1,763)	1,724	1,724

Total Repurchase Agreements						$(3,912)	$3,824	$3,824

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date		Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
BCY	(0.250)%	02/18/2016	TBD	(2)	$(344)	$(344)
JML	1.300	08/02/2016	08/16/2016		(5,618)	(5,618)
RBC	1.550	05/02/2016	11/02/2016		(3,616)	(3,630)
RDR	(1.000)	01/22/2016	TBD	(2)	(730)	(726)
	1.050	05/04/2016	08/04/2016		(3,021)	(3,029)
UBS	0.900	07/11/2016	10/06/2016		(2,764)	(2,765)

Total Reverse Repurchase Agreements						$(16,112)

(2)	Open maturity reverse repurchase agreement.
(3)

The average amount of borrowings outstanding during the period ended July 31, 2016 was $(13,439) at a weighted average interest rate of 0.763%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

48	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2016

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of July 31, 2016:

(j)	Securities with an aggregate market value of $19,090 have been pledged as collateral under the terms of the following master agreements as of July 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$0	$(344)	$0	$(344)	$423	$79
JML	0	(5,618)	0	(5,618)	6,955	1,337
JPS	2,100	0	0	2,100	(2,149)	(49)
RBC	0	(3,630)	0	(3,630)	4,156	526
RDR	0	(3,755)	0	(3,755)	4,004	249
SSB	1,724	0	0	1,724	(1,763)	(39)
UBS	0	(2,765)	0	(2,765)	2,979	214

Total Borrowings and Other Financing Transactions	$3,824	$(16,112)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(3,029)	$(2,765)	$(4,700)	$(10,494)

Total Borrowings	$0	$(3,029)	$(2,765)	$(4,700)	$(10,494)

Gross amount of recognized liabilities for reverse repurchase agreements (5)					$(10,494)

(5)	Unsettled reverse repurchase agreements liability of $(5,618) is outstanding at period end.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$4,410	$313	$(28)	$15	$0
CDX.HY-25 5-Year Index	5.000	12/20/2020	2,376	130	137	9	0
CDX.HY-26 5-Year Index	5.000	06/20/2021	500	25	8	2	0

				$468	$117	$26	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2016	49

Schedule of Investments PIMCO Income Strategy Fund (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR	2.750%	06/17/2025	$	70,420	$8,841	$4,605	$356	$0
Pay	3-Month USD-LIBOR	2.250	06/15/2026		15,300	1,309	585	82	0
Pay	3-Month USD-LIBOR	3.500	06/19/2044		83,100	34,476	37,187	1,240	0
Receive	3-Month USD-LIBOR *	2.250	12/21/2046		134,560	(15,691)	(4,140)	0	(1,903)
Pay	6-Month AUD-BBR-BBSW	3.000	12/17/2019	AUD	6,200	174	81	8	0
Pay	6-Month AUD-BBR-BBSW	3.500	06/17/2025		3,900	357	260	22	0

						$29,466	$38,578	$1,708	$(1,903)

Total Swap Agreements						$29,934	$38,695	$1,734	$(1,903)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of July 31, 2016:

Cash of $5,299 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of July 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$1,734	$1,734	$0	$0	$(1,903)	$(1,903)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	08/2016	AUD	35		$25	$0	$(1)
	08/2016	EUR	143		158	0	(1)
	09/2016		48		54	0	0
BOA	08/2016	BRL	339		105	0	0
	08/2016	EUR	10,042		11,078	0	(149)
	08/2016	GBP	23,717		31,564	175	0
	08/2016		$103	BRL	339	2	0
	08/2016		10,675	EUR	9,705	175	0
	09/2016	BRL	339		$102	0	(2)
	09/2016	EUR	9,705		10,689	0	(174)
CBK	08/2016	AUD	368		269	0	(10)
	08/2016	EUR	72		79	0	(1)
	08/2016	GBP	517		685	2	(2)
	08/2016		$790	EUR	717	12	0
	09/2016	GBP	61		$81	0	0
GLM	08/2016	EUR	24		26	0	0
	08/2016	GBP	203		267	0	(2)
	08/2016		$298	GBP	229	5	0
	09/2016	GBP	61		$80	0	(1)
JPM	08/2016	AUD	69		52	0	0
	08/2016	GBP	139		184	0	0
	08/2016		$609	GBP	458	0	(3)
	09/2016	EUR	97		$108	0	(1)
MSB	08/2016	BRL	339		105	1	0
	08/2016	JPY	5,592		53	0	(2)
	08/2016		$104	BRL	339	0	0
NAB	08/2016	EUR	117		$130	0	(1)
	08/2016		$1,843	JPY	194,476	63	0
	09/2016	JPY	194,476		$1,845	0	(63)

50	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2016

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
SCX	08/2016	EUR	48		$53	$0	$(1)
	08/2016	JPY	188,884		1,855	4	0
	08/2016		$31,716	GBP	24,172	274	0
	09/2016	GBP	24,172		$31,731	0	(275)
TOR	08/2016		324		418	0	(10)

Total Forward Foreign Currency Contracts						$713	$(699)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at July 31, 2016 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	12/20/2024	6.275%	$ 500	$(98)	$(60)	$0	$(158)
GST	Petrobras Global Finance BV	1.000	12/20/2024	6.275	700	(139)	(83)	0	(222)
HUS	Petrobras Global Finance BV	1.000	12/20/2019	4.923	200	(16)	(8)	0	(24)
	Petrobras Global Finance BV	1.000	09/20/2020	5.476	20	(3)	0	0	(3)
	Petrobras Global Finance BV	1.000	12/20/2024	6.275	800	(166)	(87)	0	(253)
MYC	Petrobras Global Finance BV	1.000	12/20/2019	4.923	4,100	(379)	(116)	0	(495)

						$(801)	$(354)	$0	$(1,155)

Total Swap Agreements						$(801)	$(354)	$0	$(1,155)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of July 31, 2016:

(m)	Securities with an aggregate market value of $1,664 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of July 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
AZD	$0	$0	$0	$0	$(2)	$0	$0	$(2)	$(2)	$0	$(2)
BOA	352	0	0	352	(325)	0	0	(325)	27	(430)	(403)
BPS	0	0	0	0	0	0	(158)	(158)	(158)	282	124
CBK	14	0	0	14	(13)	0	0	(13)	1	0	1
GLM	5	0	0	5	(3)	0	0	(3)	2	0	2
GST	0	0	0	0	0	0	(222)	(222)	(222)	267	45
HUS	0	0	0	0	0	0	(280)	(280)	(280)	401	121
JPM	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
MSB	1	0	0	1	(2)	0	0	(2)	(1)	0	(1)
MYC	0	0	0	0	0	0	(495)	(495)	(495)	715	220
NAB	63	0	0	63	(64)	0	0	(64)	(1)	0	(1)
SCX	278	0	0	278	(276)	0	0	(276)	2	0	2
TOR	0	0	0	0	(10)	0	0	(10)	(10)	0	(10)

Total Over the Counter	$713	$0	$0	$713	$(699)	$0	$(1,155)	$(1,854)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2016	51

Schedule of Investments PIMCO Income Strategy Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of July 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$26	$0	$0	$1,708	$1,734

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$713	$0	$713

	$0	$26	$0	$713	$1,708	$2,447

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1,903	$1,903

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$699	$0	$699
Swap Agreements	0	1,155	0	0	0	1,155

	$0	$1,155	$0	$699	$0	$1,854

	$0	$1,155	$0	$699	$1,903	$3,757

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended July 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$19	$0	$0	$(30,653)	$(30,634)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,460	$0	$5,460
Swap Agreements	0	24	0	0	(2,302)	(2,278)

	$0	$24	$0	$5,460	$(2,302)	$3,182

	$0	$43	$0	$5,460	$(32,955)	$(27,452)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$229	$0	$0	$27,663	$27,892

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(193)	$0	$(193)
Swap Agreements	0	28	0	0	123	151

	$0	$28	$0	$(193)	$123	$(42)

	$0	$257	$0	$(193)	$27,786	$27,850

52	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2016

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of July 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2016
Bank Loan Obligations	$0	$4,438	$0	$4,438
Corporate Bonds & Notes
Banking & Finance	0	81,663	2,656	84,319
Industrials	0	56,917	0	56,917
Utilities	0	21,201	0	21,201
Municipal Bonds & Notes
California	0	2,504	0	2,504
Illinois	0	6,348	0	6,348
Virginia	0	337	0	337
West Virginia	0	5,799	0	5,799
U.S. Government Agencies	0	3,377	2,235	5,612
Non-Agency Mortgage-Backed Securities	0	47,070	0	47,070
Asset-Backed Securities	0	75,101	3,692	78,793
Sovereign Issues	0	4,940	0	4,940
Common Stocks
Financials	0	0	58	58
Preferred Securities
Banking & Finance	1,978	3,355	0	5,333
Short-Term Instruments
Repurchase Agreements	0	3,824	0	3,824

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2016
Short-Term Notes	$0	$600	$0	$600
U.S. Treasury Bills	0	1,664	0	1,664

Total Investments	$1,978	$319,138	$8,641	$329,757

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,734	0	1,734
Over the counter	0	713	0	713

	$0	$2,447	$0	$2,447

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,903)	0	(1,903)
Over the counter	0	(1,854)	0	(1,854)

	$0	$(3,757)	$0	$(3,757)

Totals	$1,978	$317,828	$8,641	$328,447

There were no significant transfers between Levels 1 and 2 during the period ended July 31, 2016.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended July 31, 2016:

Category and Subcategory	Beginning Balance at 07/31/2015	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 07/31/2016	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 07/31/2016 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$2,665	$0	$(64)	$0	$1	$54	$0	$0	$2,656	$62
U.S. Government Agencies	0	2,479	(34)	20	14	(244)	0	0	2,235	(244)
Asset-Backed Securities	0	3,684	0	0	0	8	0	0	3,692	8
Common Stocks
Financials	96	0	0	0	0	(38)	0	0	58	(38)

Totals	$2,761	$6,163	$(98)	$20	$15	$(220)	$0	$0	$8,641	$(212)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 07/31/2016	Valuation Technique		Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$2,656	Proxy Pricing		Base Price	113.75
U.S. Government Agencies	2,235	Proxy Pricing		Base Price	53.65
Asset-Backed Securities	3,692	Proxy Pricing		Base Price	106,003.18-115,005.75
Common Stocks
Financials	58	Other Valuation Techniques	(2)	—	—

Total	$8,641

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at July 31, 2016 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2016	53

Schedule of Investments PIMCO Income Strategy Fund II

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 124.8%

BANK LOAN OBLIGATIONS 1.7%
iHeartCommunications, Inc.
7.246% due 01/30/2019		$6,800	$5,300
Sequa Corp.
5.250% due 06/19/2017		5,249	4,209

Total Bank Loan Obligations (Cost $11,463)			9,509

CORPORATE BONDS & NOTES 56.7%

BANKING & FINANCE 29.4%
AGFC Capital Trust
6.000% due 01/15/2067		1,800	990
Ally Financial, Inc.
8.000% due 11/01/2031		2,720	3,326
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 (h)	EUR	1,000	1,020
Banco do Brasil S.A.
6.250% due 04/15/2024 (h)		$3,700	2,274
9.000% due 06/18/2024 (h)		4,509	3,655
Banco Espirito Santo S.A.
2.625% due 05/08/2017 ^	EUR	3,000	956
4.000% due 01/21/2019 ^		8,100	2,581
4.750% due 01/15/2018 ^		2,300	733
Banco Santander S.A.
6.250% due 09/11/2021 (h)		1,600	1,600
Barclays Bank PLC
7.625% due 11/21/2022		$4,400	4,927
Barclays PLC
6.500% due 09/15/2019 (h)	EUR	1,500	1,587
7.875% due 09/15/2022 (h)	GBP	415	531
8.000% due 12/15/2020 (h)	EUR	3,900	4,395
Blackstone CQP Holdco LP
9.296% due 03/19/2019		$5,170	5,215
BNP Paribas S.A.
7.375% due 08/19/2025 (h)		6,600	6,740
Cantor Fitzgerald LP
6.500% due 06/17/2022 (k)		8,500	8,964
Co-operative Group Holdings Ltd.
7.500% due 07/08/2026	GBP	6,150	8,942
Communications Sales & Leasing, Inc.
8.250% due 10/15/2023		$3,200	3,284
Credit Agricole S.A.
7.500% due 06/23/2026 (h)	GBP	3,600	4,584
7.875% due 01/23/2024 (h)		$4,800	4,776
Credit Suisse Group AG
7.500% due 12/11/2023 (h)		7,863	8,167
Flagstar Bancorp, Inc.
6.125% due 07/15/2021		3,500	3,593
GSPA Monetization Trust
6.422% due 10/09/2029 (k)		4,822	5,517
HSBC Holdings PLC
5.250% due 09/16/2022 (h)	EUR	3,900	4,180
6.000% due 09/29/2023 (h)		3,930	4,488
Jefferies Finance LLC
6.875% due 04/15/2022		$6,850	6,088
7.375% due 04/01/2020		200	188
7.500% due 04/15/2021		347	321
Jefferies LoanCore LLC
6.875% due 06/01/2020		200	180
Lloyds Banking Group PLC
7.625% due 06/27/2023 (h)	GBP	6,100	8,107
7.875% due 06/27/2029 (h)		1,200	1,588
MPT Operating Partnership LP
5.250% due 08/01/2026		$1,292	1,361
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	1,750	1,957
Nationwide Building Society
10.250% (h)	GBP	13	2,098
Navient Corp.
5.500% due 01/15/2019 (k)		$8,300	8,559
5.625% due 08/01/2033		150	117

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Novo Banco S.A.
5.000% due 04/04/2019	EUR	311	$264
5.000% due 04/23/2019		653	555
5.000% due 05/14/2019		431	366
5.000% due 05/21/2019		241	205
5.000% due 05/23/2019		240	204
Omega Healthcare Investors, Inc.
4.375% due 08/01/2023		$1,500	1,520
OneMain Financial Holdings LLC
6.750% due 12/15/2019		1,353	1,375
PHH Corp.
6.375% due 08/15/2021		170	158
7.375% due 09/01/2019		700	714
Rio Oil Finance Trust
9.250% due 07/06/2024		1,592	1,377
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (h)		4,080	3,978
8.000% due 08/10/2025 (h)		4,990	4,971
Santander UK Group Holdings PLC
7.375% due 06/24/2022 (h)	GBP	1,300	1,705
Springleaf Finance Corp.
5.250% due 12/15/2019		$675	657
8.250% due 12/15/2020		2,700	2,801
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	4,443	5,626
6.052% due 10/13/2039		2,648	3,705
TIG FinCo PLC
8.500% due 03/02/2020		687	927
8.750% due 04/02/2020		4,304	4,372
Vnesheconombank Via VEB Finance PLC
6.902% due 07/09/2020		$600	644

			163,713

INDUSTRIALS 20.0%
Altice Financing S.A.
7.500% due 05/15/2026		3,600	3,645
BMC Software Finance, Inc.
8.125% due 07/15/2021		1,800	1,476
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (d)(k)		4,650	3,952
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 ^		1,500	1,451
9.000% due 02/15/2020 ^		2,300	2,225
11.250% due 06/01/2017 ^		9,820	9,452
Chesapeake Energy Corp.
3.930% due 04/15/2019		134	113
8.000% due 12/15/2022		100	91
Diamond 1 Finance Corp.
5.450% due 06/15/2023		129	137
6.020% due 06/15/2026		120	129
DISH DBS Corp.
7.750% due 07/01/2026		1,400	1,455
Eagle Materials, Inc.
4.500% due 08/01/2026 (c)		1,540	1,566
FAGE International S.A.
5.625% due 08/15/2026 (c)		800	819
Forbes Energy Services Ltd.
9.000% due 06/15/2019 ^		1,164	466
Ford Motor Co.
7.700% due 05/15/2097 (k)		10,460	13,550
Fresh Market, Inc.
9.750% due 05/01/2023		900	837
Harvest Operations Corp.
2.330% due 04/14/2021		3,917	3,905
HCA, Inc.
7.500% due 11/15/2095		1,200	1,229
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	1,400	1,514
iHeartCommunications, Inc.
9.000% due 09/15/2022		$3,450	2,549
Intelsat Luxembourg S.A.
7.750% due 06/01/2021		6,888	1,619

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.125% due 06/01/2023		$1,135	$270
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		7,420	6,734
Kinder Morgan Energy Partners LP
6.375% due 03/01/2041		400	423
Kinder Morgan, Inc.
7.800% due 08/01/2031		3,500	4,179
NXP BV
4.125% due 06/01/2021		2,850	2,957
Post Holdings, Inc.
5.000% due 08/15/2026 (c)		2,600	2,598
Prime Security Services Borrower LLC
9.250% due 05/15/2023 (k)		3,950	4,226
Revlon Escrow Corp.
6.250% due 08/01/2024 (c)		1,300	1,320
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	1,300	1,991
Sabine Pass Liquefaction LLC
5.875% due 06/30/2026		$3,100	3,185
Safeway, Inc.
7.250% due 02/01/2031		120	118
Scientific Games International, Inc.
10.000% due 12/01/2022		3,300	2,949
Sequa Corp.
7.000% due 12/15/2017		7,918	1,346
SFR Group S.A.
7.375% due 05/01/2026 (k)		5,564	5,564
Spanish Broadcasting System, Inc.
12.500% due 04/15/2017		2,100	2,084
Spirit Issuer PLC
6.582% due 12/28/2027	GBP	1,000	1,383
Tembec Industries, Inc.
9.000% due 12/15/2019		$2,400	1,890
Transocean, Inc.
9.000% due 07/15/2023		1,064	1,000
UCP, Inc.
8.500% due 10/21/2017		2,000	1,991
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	4,028	5,393
6.542% due 03/30/2021		1,444	1,999
Valvoline, Inc.
5.500% due 07/15/2024		$440	460
Westmoreland Coal Co.
8.750% due 01/01/2022		6,335	4,862

			111,102

UTILITIES 7.3%
CenturyLink, Inc.
7.500% due 04/01/2024		880	942
Frontier Communications Corp.
10.500% due 09/15/2022		720	778
11.000% due 09/15/2025		720	772
Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023 (k)		13,900	14,647
Illinois Power Generating Co.
6.300% due 04/01/2020		3,035	1,214
7.000% due 04/15/2018		5,400	2,160
7.950% due 06/01/2032		700	280
Northwestern Bell Telephone
7.750% due 05/01/2030		12,625	13,681
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		375	103
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023		4,077	693
6.750% due 10/01/2023		4,428	753
Petrobras Global Finance BV
3.536% due 03/17/2020		270	250
4.875% due 03/17/2020		450	439
5.750% due 01/20/2020		220	220
6.625% due 01/16/2034	GBP	100	112
6.750% due 01/27/2041		$2,400	1,980

54	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.875% due 03/15/2019	$1,689	$1,795

		40,819

Total Corporate Bonds & Notes (Cost $348,373)		315,634

MUNICIPAL BONDS & NOTES 8.8%

CALIFORNIA 2.0%
La Quinta Financing Authority, California Tax Allocation Bonds, Series 2011
8.070% due 09/01/2036	3,000	3,432
Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.500% due 10/01/2030	1,200	1,351
San Francisco, California City & County Redevelopment Agency Tax Allocation Bonds, Series 2009
8.406% due 08/01/2039	1,650	2,324
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038	3,500	4,001

		11,108

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	180	193
7.750% due 01/01/2042	330	344

		537

OHIO 4.4%
Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	21,000	24,489

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	835	713

WEST VIRGINIA 2.2%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	12,570	12,068

Total Municipal Bonds & Notes (Cost $39,545)		48,915

U.S. GOVERNMENT AGENCIES 2.3%
Fannie Mae
3.500% due 02/25/2042 (a)	1,331	172
4.500% due 11/25/2042 (a)	3,499	604
4.743% due 01/25/2029	400	403
5.762% due 01/25/2040 (a)	504	101
5.788% due 10/25/2028	600	642
Freddie Mac
3.000% due 02/15/2033 (a)	2,846	324
3.500% due 12/15/2032 (a)	5,164	640
6.175% due 11/25/2055	8,828	4,736
8.038% due 12/25/2027	2,900	2,830
10.756% due 09/15/2035	1,188	1,536
11.238% due 03/25/2025	745	752
Ginnie Mae
3.500% due 06/20/2042 - 10/20/2042 (a)	1,117	108
4.000% due 10/16/2042 - 10/20/2042 (a)	637	91

Total U.S. Government Agencies (Cost $13,344)		12,939

NON-AGENCY MORTGAGE-BACKED SECURITIES 27.2%
Banc of America Alternative Loan Trust
6.000% due 01/25/2036 ^	155	133
Banc of America Funding Corp.
6.000% due 01/25/2037	9,244	7,088

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Funding Trust
3.165% due 01/20/2047 ^		$48	$40
BCAP LLC Trust
2.987% due 05/26/2036		170	3
3.163% due 08/26/2037		14,175	8,890
3.247% due 08/28/2037		6,672	5,104
3.333% due 07/26/2037		14,308	12,391
5.196% due 03/26/2037		1,313	384
5.825% due 12/26/2035		5,192	4,276
6.250% due 11/26/2036		6,049	5,314
8.647% due 05/26/2037		2,042	655
9.816% due 09/26/2036		5,555	4,579
11.881% due 06/26/2036		631	234
Bear Stearns ALT-A Trust
0.988% due 01/25/2036 ^		1,854	1,509
2.840% due 11/25/2036 ^		589	434
2.841% due 11/25/2035		9,026	7,121
2.864% due 09/25/2047 ^		8,190	5,749
3.379% due 09/25/2035 ^		933	770
Chase Mortgage Finance Trust
2.695% due 12/25/2035 ^		14	13
5.500% due 05/25/2036 ^		57	48
Chase Mortgage Trust
3.750% due 02/25/2044		600	571
Citicorp Mortgage Securities Trust
5.500% due 04/25/2037		187	186
6.000% due 09/25/2037		1,801	1,872
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^		3,661	3,118
6.000% due 08/25/2037 ^		1,608	1,274
Countrywide Alternative Loan Trust
2.915% due 04/25/2036 ^		1,754	1,229
5.500% due 03/25/2035		441	365
5.500% due 01/25/2036		1,070	925
5.500% due 03/25/2036 ^		174	131
5.750% due 01/25/2035		539	545
5.750% due 02/25/2035		594	586
5.750% due 12/25/2036 ^		1,048	758
6.000% due 02/25/2035		507	520
6.000% due 04/25/2036		766	606
6.000% due 04/25/2037 ^		2,523	1,798
6.250% due 11/25/2036 ^		1,119	997
6.250% due 12/25/2036 ^		762	572
6.500% due 08/25/2036 ^		677	473
Countrywide Home Loan Mortgage Pass-Through Trust
1.068% due 03/25/2035 ^		6,342	4,740
6.000% due 07/25/2037		2,573	2,107
6.250% due 09/25/2036 ^		937	812
Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 11/25/2035 ^		653	529
Credit Suisse Mortgage Capital Certificates
3.064% due 10/26/2036		7,981	4,630
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 04/25/2036 ^		232	182
Deco Pan Europe Ltd.
0.503% due 04/27/2018	EUR	1,067	1,173
Epic Drummond Ltd.
0.044% due 01/25/2022		1,524	1,644
First Horizon Alternative Mortgage Securities Trust
6.000% due 08/25/2036 ^		$1,784	1,506
First Horizon Mortgage Pass-Through Trust
2.750% due 11/25/2035 ^		948	775
3.058% due 05/25/2037 ^		590	472
IndyMac Mortgage Loan Trust
6.500% due 07/25/2037 ^		3,980	2,468
JPMorgan Alternative Loan Trust
2.756% due 03/25/2037 ^		1,795	1,531
2.905% due 03/25/2036 ^		2,974	2,329
2.947% due 05/25/2036 ^		2,716	2,088
JPMorgan Mortgage Trust
2.789% due 10/25/2035		425	415
2.861% due 02/25/2036 ^		654	577
6.500% due 09/25/2035		135	133
LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038		1,718	1,342
5.562% due 02/15/2040		1,891	1,425

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lehman Mortgage Trust
6.000% due 07/25/2036 ^	$1,286	$965
6.000% due 07/25/2037 ^	1,689	1,525
6.500% due 09/25/2037 ^	3,841	2,972
Lehman XS Trust
0.708% due 06/25/2047	3,261	2,316
MASTR Asset Securitization Trust
6.500% due 11/25/2037 ^	688	551
Merrill Lynch Mortgage Investors Trust
2.820% due 03/25/2036 ^	2,452	1,632
Nomura Asset Acceptance Corp. Alternative Loan Trust
4.976% due 05/25/2035 ^	16	14
RBSSP Resecuritization Trust
0.613% due 02/26/2047	6,481	6,100
Residential Accredit Loans, Inc. Trust
3.848% due 12/26/2034 ^	1,700	1,388
6.000% due 08/25/2036 ^	508	424
Residential Asset Securitization Trust
5.750% due 02/25/2036 ^	1,518	1,193
6.000% due 07/25/2037 ^	1,880	1,337
6.250% due 09/25/2037 ^	3,122	2,201
Residential Funding Mortgage Securities, Inc. Trust
3.289% due 09/25/2035	2,546	2,228
4.071% due 08/25/2036 ^	2,316	2,045
Structured Adjustable Rate Mortgage Loan Trust
2.795% due 11/25/2036 ^	3,897	2,982
2.857% due 01/25/2036 ^	3,213	2,433
2.924% due 07/25/2036 ^	963	777
Suntrust Adjustable Rate Mortgage Loan Trust
2.867% due 02/25/2037 ^	466	411
WaMu Mortgage Pass-Through Certificates Trust
4.179% due 02/25/2037 ^	849	771
4.303% due 05/25/2037 ^	2,035	1,794
4.412% due 07/25/2037 ^	1,546	1,406
6.002% due 10/25/2036 ^	1,252	986
Wells Fargo Mortgage-Backed Securities Trust
2.911% due 07/25/2036 ^	527	497
5.750% due 03/25/2037 ^	467	456

Total Non-Agency Mortgage-Backed Securities (Cost $146,798)		151,543

ASSET-BACKED SECURITIES 20.3%
Apidos CLO
0.000% due 07/22/2026	1,500	762
Argent Securities Trust
0.678% due 03/25/2036	4,260	2,223
Bear Stearns Asset-Backed Securities Trust
0.628% due 10/25/2036 ^	7,075	5,794
6.500% due 10/25/2036 ^	390	298
CIFC Funding Ltd.
0.000% due 05/24/2026 (f)	2,400	1,697
0.000% due 07/22/2026	1,500	917
Citigroup Mortgage Loan Trust, Inc.
0.638% due 12/25/2036	19,583	11,137
0.648% due 12/25/2036	5,310	3,506
Countrywide Asset-Backed Certificates
0.628% due 12/25/2046	17,910	13,066
0.628% due 06/25/2047 ^	2,026	1,454
0.658% due 03/25/2037	3,138	2,855
0.688% due 06/25/2047	12,581	8,562
Countrywide Asset-Backed Certificates Trust
1.238% due 11/25/2035	4,008	3,029
Credit-Based Asset Servicing and Securitization LLC
0.598% due 11/25/2036	898	562
Fremont Home Loan Trust
0.638% due 01/25/2037	16,549	8,650
HSI Asset Securitization Corp. Trust
0.000% due 10/25/2036 (b)(f)	3,688	1,633
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.648% due 07/25/2037	3,643	2,245
JPMorgan Mortgage Acquisition Corp.
0.778% due 01/25/2036	845	784

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2016	55

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lehman XS Trust
6.290% due 06/24/2046		$4,576	$4,280
Long Beach Mortgage Loan Trust
0.788% due 01/25/2036		5,000	3,024
MASTR Asset-Backed Securities Trust
5.233% due 11/25/2035		253	254
Merrill Lynch Mortgage Investors Trust
0.648% due 04/25/2037		600	324
Morgan Stanley Mortgage Loan Trust
6.250% due 07/25/2047 ^		879	615
SLM Student Loan Trust
0.000% due 10/28/2029 (f)		1	1,662
0.000% due 01/25/2042 (f)		4	4,255
South Coast Funding Ltd.
1.230% due 08/10/2038		13,107	2,763
Specialty Underwriting & Residential Finance Trust
0.988% due 09/25/2036		14,080	9,915
Taberna Preferred Funding Ltd.
0.993% due 12/05/2036		6,621	4,634
1.013% due 08/05/2036		514	360
1.013% due 08/05/2036 ^		10,161	7,113
1.123% due 07/05/2035		6,692	4,885

Total Asset-Backed Securities (Cost $115,046)			113,258

SOVEREIGN ISSUES 1.8%
Autonomous Community of Catalonia
4.300% due 11/15/2016	EUR	2,850	3,207
4.900% due 09/15/2021		1,500	1,726

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Autonomous Community of Valencia
2.115% due 09/03/2017	EUR	2,500	$2,828
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	204,000	1,907
4.750% due 04/17/2019	EUR	300	303

Total Sovereign Issues (Cost $9,940)			9,971

		SHARES
COMMON STOCKS 0.1%

FINANCIALS 0.1%
TIG FinCo PLC (i)		496,900	316

Total Common Stocks (Cost $737)			316

PREFERRED SECURITIES 2.7%

BANKING & FINANCE 2.7%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (h)		12,400	14,911

Total Preferred Securities (Cost $14,556)			14,911

SHORT-TERM INSTRUMENTS 3.2%

REPURCHASE AGREEMENTS (j) 2.0%
			10,863

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 0.2%
Federal Home Loan Bank
0.304% due 08/15/2016 (f)(g)	$500	$500
0.330% due 09/14/2016 (f)(g)	300	300
0.335% due 08/30/2016 (f)(g)	700	700

		1,500

U.S. TREASURY BILLS 1.0%
0.298% due 10/06/2016 - 11/03/2016 (e)(f)(m)(o)	5,624	5,621

Total Short-Term Instruments (Cost $17,984)		17,984

Total Investments in Securities (Cost $717,786)		694,980

Total Investments 124.8% (Cost $717,786)		$694,980

Preferred Shares (16.6)%		(92,450)

Financial Derivative Instruments (l)(n) (0.6)% (Cost or Premiums, net $(1,663))		(3,146)

Other Assets and Liabilities, net (7.6)%		(42,544)

Net Assets Applicable to Common Shareholders 100.0%		$556,840

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Coupon represents a yield to maturity.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(i)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
TIG FinCo PLC	04/02/2015	$737	$316	0.06%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
MBC	0.550%	07/29/2016	08/01/2016	$5,800	U.S. Treasury Notes 1.375% due 03/31/2020	$(6,005)	$5,800	$5,800
SSB	0.010	07/29/2016	08/01/2016	5,063	U.S. Treasury Notes 1.000% due 05/15/2018	(5,164)	5,063	5,063

Total Repurchase Agreements						$(11,169)	$10,863	$10,863

(1)	Includes accrued interest.

56	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2016

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date		Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
BCY	(0.250)%	02/18/2016	TBD	(2)	$(430)	$(430)
BPS	1.450	07/08/2016	10/07/2016		(7,505)	(7,512)
JML	1.300	08/02/2016	08/16/2016		(8,513)	(8,513)
MSC	1.000	05/02/2016	08/02/2016		(4,940)	(4,953)
	1.150	08/02/2016	11/02/2016		(4,948)	(4,948)
RBC	1.350	07/19/2016	10/07/2016		(4,998)	(5,000)
	1.570	07/08/2016	12/16/2016		(3,632)	(3,636)
RDR	(1.000)	01/22/2016	TBD	(2)	(187)	(186)
	(0.750)	05/25/2016	05/25/2017		(1,910)	(1,907)
	1.030	05/23/2016	08/17/2016		(8,630)	(8,647)
UBS	0.900	07/11/2016	10/06/2016		(8,412)	(8,416)

Total Reverse Repurchase Agreements						$(54,148)

(2)	Open maturity reverse repurchase agreement.
(3)	The average amount of borrowings outstanding during the period ended July 31, 2016 was $(41,370) at a weighted average interest rate of 0.850%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of July 31, 2016:

(k)	Securities with an aggregate market value of $56,133 have been pledged as collateral under the terms of the following master agreements as of July 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$0	$(430)	$0	$(430)	$566	$136
BPS	0	(7,512)	0	(7,512)	8,559	1,047
JML	0	(8,513)	0	(8,513)	10,538	2,025
MBC	5,800	0	0	5,800	(6,005)	(205)
MSC	0	(9,901)	0	(9,901)	5,517	(4,384)
RBC	0	(8,636)	0	(8,636)	9,451	815
RDR	0	(10,740)	0	(10,740)	11,231	491
SSB	5,063	0	0	5,063	(5,164)	(101)
UBS	0	(8,416)	0	(8,416)	8,860	444

Total Borrowings and Other Financing Transactions	$10,863	$(54,148)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(13,600)	$(20,928)	$(6,159)	$(40,687)

Total Borrowings	$0	$(13,600)	$(20,928)	$(6,159)	$(40,687)

Gross amount of recognized liabilities for reverse repurchase agreements (5)					$(40,687)

(5)	Unsettled reverse repurchase agreements liability of $(13,461) is outstanding at period end.

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2016	57

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$8,918	$631	$(56)	$31	$0
CDX.HY-25 5-Year Index	5.000	12/20/2020	10,593	581	525	41	0
CDX.HY-26 5-Year Index	5.000	06/20/2021	1,600	80	20	6	0

				$1,292	$489	$78	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR	2.750%	06/17/2025	$	149,020	$18,709	$9,618	$754	$0
Pay	3-Month USD-LIBOR	2.250	06/15/2026		26,800	2,292	1,025	144	0
Pay	3-Month USD-LIBOR	3.500	06/19/2044		201,500	83,597	90,171	3,006	0
Receive	3-Month USD-LIBOR *	2.250	12/21/2046		321,860	(37,543)	(9,903)	0	(4,549)
Pay	6-Month AUD-BBR-BBSW	3.000	12/17/2019	AUD	12,900	363	169	16	0
Pay	6-Month AUD-BBR-BBSW	3.500	06/17/2025		8,100	741	540	45	0

						$68,159	$91,620	$3,965	$(4,549)

Total Swap Agreements						$69,451	$92,109	$4,043	$(4,549)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of July 31, 2016:

(m)	Securities with an aggregate market value of $2,273 and cash of $10,474 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of July 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$4,043	$4,043	$0	$0	$(4,549)	$(4,549)

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	08/2016	AUD	74		$54	$0	$(2)
	08/2016	EUR	447		495	0	(5)
	09/2016		150		168	0	0
BOA	08/2016		34,090		37,607	0	(505)
	08/2016	GBP	38,440		51,158	284	0
	08/2016		$36,823	EUR	33,476	603	0
	09/2016	EUR	33,476		$36,869	0	(601)

58	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2016

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	08/2016	BRL	884		$273	$0	$0
	08/2016		$270	BRL	884	3	0
	09/2016	BRL	884		$267	0	(2)
CBK	08/2016	AUD	737		539	0	(21)
	08/2016	EUR	201		222	0	(3)
	08/2016	GBP	666		882	3	(3)
	08/2016		$1,557	EUR	1,414	24	0
	09/2016	GBP	85		$112	0	0
GLM	08/2016	EUR	51		56	0	(1)
	08/2016	GBP	339		445	0	(3)
	08/2016		$600	GBP	461	10	0
	09/2016	GBP	128		$168	0	(1)
JPM	08/2016	AUD	217		164	0	(1)
	08/2016	GBP	353		466	0	(1)
	08/2016		$780	GBP	587	0	(3)
	09/2016	EUR	303		$337	0	(3)
MSB	08/2016	BRL	884		274	1	0
	08/2016	GBP	158		209	0	0
	08/2016	JPY	5,803		55	0	(2)
	08/2016		$273	BRL	884	0	0
NAB	08/2016		1,879	JPY	198,275	64	0
	09/2016	JPY	198,275		$1,882	0	(64)
SCX	08/2016	EUR	152		167	0	(3)
	08/2016	JPY	192,472		1,891	5	0
	08/2016		$51,719	GBP	39,417	447	0
	09/2016	GBP	39,417		$51,743	0	(449)
TOR	08/2016		594		767	0	(19)

Total Forward Foreign Currency Contracts						$1,444	$(1,692)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at July 31, 2016 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	12/20/2024	6.275%	$ 1,000	$(195)	$(121)	$0	$(316)
GST	Petrobras Global Finance BV	1.000	09/20/2020	5.476	10	(1)	(1)	0	(2)
	Petrobras Global Finance BV	1.000	12/20/2024	6.275	1,400	(278)	(165)	0	(443)
HUS	Petrobras Global Finance BV	1.000	12/20/2019	4.923	300	(25)	(11)	0	(36)
	Petrobras Global Finance BV	1.000	09/20/2020	5.476	40	(6)	0	0	(6)
	Petrobras Global Finance BV	1.000	12/20/2024	6.275	1,700	(353)	(185)	0	(538)
MYC	Petrobras Global Finance BV	1.000	12/20/2019	4.923	8,700	(805)	(246)	0	(1,051)

						$(1,663)	$(729)	$0	$(2,392)

Total Swap Agreements						$(1,663)	$(729)	$0	$(2,392)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2016	59

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of July 31, 2016:

(o)	Securities with an aggregate market value of $2,755 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of July 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
AZD	$0	$0	$0	$0	$(7)	$0	$0	$(7)	$(7)	$0	$(7)
BOA	887	0	0	887	(1,106)	0	0	(1,106)	(219)	(540)	(759)
BPS	3	0	0	3	(2)	0	(316)	(318)	(315)	416	101
CBK	27	0	0	27	(27)	0	0	(27)	0	0	0
GLM	10	0	0	10	(5)	0	0	(5)	5	0	5
GST	0	0	0	0	0	0	(445)	(445)	(445)	542	97
HUS	0	0	0	0	0	0	(580)	(580)	(580)	619	39
JPM	0	0	0	0	(8)	0	0	(8)	(8)	0	(8)
MSB	1	0	0	1	(2)	0	0	(2)	(1)	0	(1)
MYC	0	0	0	0	0	0	(1,051)	(1,051)	(1,051)	1,009	(42)
NAB	64	0	0	64	(64)	0	0	(64)	0	(20)	(20)
SCX	452	0	0	452	(452)	0	0	(452)	0	0	0
TOR	0	0	0	0	(19)	0	0	(19)	(19)	0	(19)

Total Over the Counter	$1,444	$0	$0	$1,444	$(1,692)	$0	$(2,392)	$(4,084)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of July 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$78	$0	$0	$3,965	$4,043

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,444	$0	$1,444

	$0	$78	$0	$1,444	$3,965	$5,487

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$4,549	$4,549

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,692	$0	$1,692
Swap Agreements	0	2,392	0	0	0	2,392

	$0	$2,392	$0	$1,692	$0	$4,084

	$0	$2,392	$0	$1,692	$4,549	$8,633

60	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2016

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended July 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$241	$0	$0	$(74,389)	$(74,148)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,334	$0	$10,334
Swap Agreements	0	12	0	0	(5,078)	(5,066)

	$0	$12	$0	$10,334	$(5,078)	$5,268

	$0	$253	$0	$10,334	$(79,467)	$(68,880)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$727	$0	$0	$65,474	$66,201

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,855)	$0	$(1,855)
Swap Agreements	0	63	0	0	435	498

	$0	$63	$0	$(1,855)	$435	$(1,357)

	$0	$790	$0	$(1,855)	$65,909	$64,844

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of July 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2016
Bank Loan Obligations	$0	$9,509	$0	$9,509
Corporate Bonds & Notes
Banking & Finance	0	158,196	5,517	163,713
Industrials	0	109,111	1,991	111,102
Utilities	0	40,819	0	40,819
Municipal Bonds & Notes
California	0	11,108	0	11,108
Illinois	0	537	0	537
Ohio	0	24,489	0	24,489
Virginia	0	713	0	713
West Virginia	0	12,068	0	12,068
U.S. Government Agencies	0	8,203	4,736	12,939
Non-Agency Mortgage-Backed Securities	0	151,543	0	151,543
Asset-Backed Securities	0	107,341	5,917	113,258
Sovereign Issues	0	9,971	0	9,971
Common Stocks
Financials	0	0	316	316
Preferred Securities
Banking & Finance	0	14,911	0	14,911
Short-Term Instruments
Repurchase Agreements	0	10,863	0	10,863

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2016
Short-Term Notes	$0	$1,500	$0	$1,500
U.S. Treasury Bills	0	5,621	0	5,621

Total Investments	$0	$676,503	$18,477	$694,980

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	4,043	0	4,043
Over the counter	0	1,444	0	1,444

	$0	$5,487	$0	$5,487

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(4,549)	0	(4,549)
Over the counter	0	(4,084)	0	(4,084)

	$0	$(8,633)	$0	$(8,633)

Totals	$0	$673,357	$18,477	$691,834

There were no significant transfers between Levels 1 and 2 during the period ended July 31, 2016.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended July 31, 2016:

Category and Subcategory	Beginning Balance at 07/31/2015	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 07/31/2016	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 07/31/2016 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$5,535	$0	$(134)	$2	$1	$113	$0	$0	$5,517	$130
Industrials	2,007	0	0	3	0	(19)	0	0	1,991	(19)
U.S. Government Agencies	0	5,254	(72)	48	29	(523)	0	0	4,736	(523)

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2016	61

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)

July 31, 2016

Category and Subcategory	Beginning Balance at 07/31/2015	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 07/31/2016	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 07/31/2016 (1)
Asset-Backed Securities	$0	$5,902	$0	$0	$0	$15	$0	$0	$5,917	$15
Common Stocks
Financials	520	0	0	0	0	(204)	0	0	316	(204)

Totals	$8,062	$11,156	$(206)	$53	$30	$(618)	$0	$0	$18,477	$(601)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 07/31/2016	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$5,517	Proxy Pricing	Base Price	113.75
Industrials	1,991	Proxy Pricing	Base Price	99.50
U.S. Government Agencies	4,736	Proxy Pricing	Base Price	53.65
Asset-Backed Securities	5,917	Proxy Pricing	Base Price	106,003.18-115,005.75
Common Stocks
Financials	316	Other Valuation Techniques (2)	—	—

Total	$18,477

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at July 31, 2016 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

62	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Notes to Financial Statements

July 31, 2016

1. ORGANIZATION

PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II (each a “Fund” and collectively the “Funds”) are organized as closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). Each Fund was organized as a Massachusetts business trust on the dates shown in the table below. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Funds’ investment manager.

Fund Name	Formation Date
PIMCO Corporate & Income Opportunity Fund	September 13, 2002
PIMCO Corporate & Income Strategy Fund	October 17, 2001
PIMCO High Income Fund	February 18, 2003
PIMCO Income Strategy Fund	June 19, 2003
PIMCO Income Strategy Fund II	June 30, 2004

Each Fund has authorized an unlimited number of Common Shares at a par value of $0.00001 per share.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see Note 6, Financial Derivative Instruments). Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statements of Operations.

ANNUAL REPORT	JULY 31, 2016	63

Notes to Financial Statements (Cont.)

(c) Distributions — Common Shares  The Funds intend to declare distributions from net investment income and gains from the sale of portfolio securities and other sources to common shareholders monthly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year. A Fund may engage in investment strategies, including the use of derivatives, to, among other things, generate current, distributable income even if such strategies could potentially result in declines in the Fund’s net asset value. A Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non- U.S. equity markets or the Fund’s debt investments, or arising from its use of derivatives. A Fund may enter into opposite sides of interest rate swap and other derivatives for the principal purpose of generating distributable gains on the one side (characterized as ordinary income for tax purposes) that are not part of the Fund’s duration or yield curve management strategies (“paired swap transactions”), and with a substantial possibility that the Fund will experience a corresponding capital loss and decline in net asset value with respect to the opposite side transaction (to the extent it does not have corresponding offsetting capital gains). Consequently, common shareholders may receive distributions and owe tax at a time when their investment in a Fund has declined in value, which tax may be at ordinary income rates, and which may be economically similar to a taxable return of capital. The tax treatment of certain derivatives may be open to different interpretations. Any recharacterization of payments made or received by a Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine the sources of a Fund’s distributions during the reporting period, the Fund references its internal accounting records at the time the distribution is paid and generally bases its projections of the final tax character of those distributions on the tax characteristics of the distribution reflected in its internal accounting records at the time of such payment. If, based on such records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Notwithstanding a Fund’s estimates and projections, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Additionally, given differences in tax and U.S. GAAP treatment of certain distributions, a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP might report that the sources of these distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders each January.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of distributions.

(d) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-11 that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings.

64	PIMCO CLOSED-END FUNDS

July 31, 2016

The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. The Funds have adopted the ASU. The financial statements have been modified to provide enhanced disclosures surrounding secured borrowing transactions. See the Notes to Schedule of Investments for additional details.

In August 2014, the FASB issued ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The net asset value (“NAV”) of a Fund’s shares is determined by dividing the total value of portfolio investments and other assets attributable to that Fund, less any liabilities, by the total number of shares outstanding of that Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (the “SEC”).

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), a Fund’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign

ANNUAL REPORT	JULY 31, 2016	65

Notes to Financial Statements (Cont.)

(non-U.S.) equity securities on days when a Fund is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Fund is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market-based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market-based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Manager. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Funds cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

66	PIMCO CLOSED-END FUNDS

July 31, 2016

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments of each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedules of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from Pricing Services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Fund is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term debt investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	JULY 31, 2016	67

Notes to Financial Statements (Cont.)

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels, along with external third-party prices, are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation

Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

The validity of the fair value is reviewed by the Manager on a periodic basis and may be amended in accordance with a Fund’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Loan Participations, Assignments and Originations  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in or originations of loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, a Fund may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

68	PIMCO CLOSED-END FUNDS

July 31, 2016

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans or acting as an originator of loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans. To the extent that a Fund originates a loan, it may be responsible for all or a substantial portion of the expenses associated with initiating the loan. This may include significant legal and due diligence expenses, which will be indirectly borne by a Fund and its shareholders. A Fund may pay fees and expenses associated with originating a loan, including significant legal and due diligence expenses, irrespective of whether the loan transaction is ultimately consummated or closed.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, a Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because investing in unfunded loan commitments creates a future obligation for a Fund to provide funding to a borrower upon demand in exchange for a fee, the Fund will segregate or earmark liquid assets with the Fund’s custodian in amounts sufficient to satisfy any such future obligations. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of July 31, 2016, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of

ANNUAL REPORT	JULY 31, 2016	69

Notes to Financial Statements (Cont.)

investing in mortgage-related securities secured by commercial mortgage loans (“CMBS”) reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including without limitation, auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Fund may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to

70	PIMCO CLOSED-END FUNDS

July 31, 2016

maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may generally be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities held by the Funds at July 31, 2016 are disclosed in the Notes to Schedules of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total

ANNUAL REPORT	JULY 31, 2016	71

Notes to Financial Statements (Cont.)

amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price (see Note 7, Principal Risks).

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds may use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and of the realized appreciation (depreciation) and changes in unrealized appreciation (depreciation) related to such instruments on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to

Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

PIMCO Corporate & Income Opportunity Fund is subject to regulation as a commodity pool under the Commodity Exchange Act pursuant to recent rule changes by the Commodity Futures Trading Commission (the “CFTC”). The Manager has registered with the CFTC as a Commodity Pool Operator and a Commodity Trading Adviser with respect to the Fund, and is a member of the National Futures Association. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply to PIMCO Corporate & Income Opportunity Fund. Compliance with the CFTC’s regulatory requirements could increase PIMCO Corporate & Income Opportunity Fund’s expenses, adversely affecting its total return.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss).

Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they may invest. An option on an instrument (or an index) is a contract

72	PIMCO CLOSED-END FUNDS

July 31, 2016

that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(c) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains (losses) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains (losses) on the Statements of Operations.

For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued by a Fund at market value. In the case of a credit default swap (see below), however, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at

ANNUAL REPORT	JULY 31, 2016	73

Notes to Financial Statements (Cont.)

full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to Centrally Cleared Swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  A Fund may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each

74	PIMCO CLOSED-END FUNDS

July 31, 2016

sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default. Credit default swaps on indices are instruments often used to attempt to protect investors owning bonds against default, but may also be used for speculative purposes.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/ performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. If a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Asset Segregation  Certain of the transactions described above can be viewed as constituting a form of borrowing or financing transaction by the Fund. In such event, a Fund may, but is not required to cover its commitment under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board, in which case such transactions will not be considered “senior securities” by the Fund. With respect to forwards, futures contracts, options and swaps that are contractually permitted or required to cash settle (i.e., where physical delivery of the underlying reference asset is not required), a Fund is permitted to segregate or earmark liquid assets equal to the Fund’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value. By segregating or earmarking liquid assets equal to only its net marked-to market obligation under derivatives that are required to cash settle, a Fund will have the ability to employ leverage to a greater extent than if a Fund were to segregate or earmark liquid assets equal to the full notional value of the derivative.

7. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal

ANNUAL REPORT	JULY 31, 2016	75

Notes to Financial Statements (Cont.)

risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by a Fund will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by Fund management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed income investments would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the value of a portfolio of fixed income securities with an average duration of three years would generally be expected to decline by approximately 3% if interest rates rose by one percentage point. Convexity is an additional measure used to understand a security’s interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates and may be positive or negative Securities with negative convexity may experience greater losses during periods of rising interest rates, and accordingly Funds holding such securities may be subject to a greater risk of losses in periods of rising interest rates. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery, the Federal Reserve Board’s conclusion of its quantitative easing program, and recent increases in the interest rates for the first time since 2006, could potentially increase the probability of an upward interest rate environment in the near future. During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates. Rising interest rates may result in a decline in value of a Fund’s fixed-income investments and in periods of volatility. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. All of these factors, collectively and/or individually, could cause a Fund to lose value.

Foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure. If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the Fund’s returns.

The market values of a Fund’s investments may decline due to general market conditions which are not specifically related to a particular company or issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by a Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

76	PIMCO CLOSED-END FUNDS

July 31, 2016

A Fund’s investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund seeks to minimize concentrations of credit risk by undertaking transactions with a large number of counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. PIMCO, as Manager, seeks to minimize counterparty risks to a Fund in a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold, such counterparty is required to advance collateral to a Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Funds may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty (cash). Cash collateral received is typically not held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Funds and select counterparties. Master Repo Agreements maintain provisions for, among other things, transaction initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the

ANNUAL REPORT	JULY 31, 2016	77

Notes to Financial Statements (Cont.)

settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivatives transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the CFTC, or the applicable regulator. In the United States, counterparty risk may be reduced as creditors of a futures broker do not have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. FEES AND EXPENSES

(a) Management Fee  Pursuant to the Investment Management Agreement with PIMCO (the “Agreement”), and subject to the supervision of the Board, PIMCO is responsible for providing to each Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, New York Stock Exchange listing and related fees, tax services, valuation services and other services the Funds require for their daily operations.

Pursuant to the Agreement, PIMCO receives an annual fee, payable monthly, at the annual rates shown in the table below:

Fund Name	Annual Rate
PIMCO Corporate & Income Opportunity Fund	0.65%	(1)
PIMCO Corporate & Income Strategy Fund	0.81%	(1)
PIMCO High Income Fund	0.76%	(1)
PIMCO Income Strategy Fund	0.86%	(2)
PIMCO Income Strategy Fund II	0.83%	(2)

(1)	Management fees calculated based on the Fund’s average daily net asset value (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).
(2)

Management fees calculated based on the Fund’s average weekly “total managed assets”. Total managed assets includes total assets of each Fund (including any assets attributable to any preferred shares or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage).

(b) Fund Expenses  Each Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loan and other investments made by the Fund, subject to specific or general authorization by the Fund’s Board); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expense, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other

78	PIMCO CLOSED-END FUNDS

July 31, 2016

related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled investment vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, that may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) organizational and offering expenses of the Fund, including with respect to share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, and expenses associated with tender offers and other share repurchases and redemptions; and (xii) expenses of the Fund which are capitalized in accordance with U.S. GAAP.

Each of the Trustees of the Funds who is not an “interested person” under Section 2(a)(19) of the Act, (the “Independent Trustees”) also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (together with the Funds, the “PIMCO Closed-End Funds”), as well as PIMCO Managed Accounts Trust, an open-end investment company with multiple series for which PIMCO serves as investment adviser and administrator (“PMAT” and, together with the PIMCO Closed-End Funds, the “PIMCO-Managed Funds”). In addition, each of the Independent Trustees also serves as a trustee of certain investment companies (together, the “Allianz-Managed Funds”), for which Allianz Global Investors Fund Management (“AGIFM”), an affiliate of PIMCO that served as the investment manager of the PIMCO Managed Funds prior to the close of business on September 5, 2014, serves as investment adviser.

Each Independent Trustee currently receives annual compensation of $225,000 for his or her service on the Boards of the PIMCO-Managed Funds, payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman receives an additional $50,000 annually, payable quarterly. Trustees are also reimbursed for meeting-related expenses.

Each Trustee’s compensation for his or her service as a Trustee on the Boards of the PIMCO Managed Funds and other costs in connection with joint meetings of such Funds are allocated among the PIMCO-Managed Funds, as applicable, on the basis of fixed percentages between PMAT and the PIMCO Closed-End Funds. Trustee compensation and other costs will then be further allocated pro rata among the individual PIMCO-Managed Funds within each grouping based on each such PIMCO-Managed Fund’s relative net assets.

9. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended July 31, 2016, as indicated below, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

	Purchases	Sales
PIMCO Corporate & Income Opportunity Fund	$49,790	$112,303
PIMCO Corporate & Income Strategy Fund	43,630	72,254
PIMCO High Income Fund	49,957	185,183
PIMCO Income Strategy Fund	9,879	25,563
PIMCO Income Strategy Fund II	23,019	44,148

10. GUARANTEES AND INDEMNIFICATIONS

Under each Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other

ANNUAL REPORT	JULY 31, 2016	79

Notes to Financial Statements (Cont.)

securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended July 31, 2016, as indicated below, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Corporate & Income Opportunity Fund	$57,454	$60,734	$502,323	$458,064
PIMCO Corporate & Income Strategy Fund	11,259	6,302	370,850	262,098
PIMCO High Income Fund	22,482	15,155	422,775	476,563
PIMCO Income Strategy Fund	7,174	4,696	137,336	116,623
PIMCO Income Strategy Fund II	24,758	19,509	288,512	234,615

12. AUCTION-RATE PREFERRED SHARES

Each series of Auction-Rate Preferred Shares (“ARPS”) outstanding of each Fund has a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends. Dividends are accumulated daily at an annual rate that is typically re-set every seven days through auction procedures (or through default procedures in the event of failed auctions). Distributions of net realized capital gains, if any, are paid annually.

For the reporting period ended July 31, 2016, the annualized dividend rates on the ARPS ranged from:

Fund Name	Shares Issued and Outstanding	High	Low	As of July 31, 2016
PIMCO Corporate & Income Opportunity Fund
Series M	1,884	0.822%	0.160%	0.762%
Series T	1,770	0.842%	0.160%	0.762%
Series W	1,847	0.842%	0.140%	0.762%
Series TH	2,033	0.842%	0.120%	0.842%
Series F	1,984	0.822%	0.160%	0.722%

PIMCO Corporate & Income Strategy Fund
Series M	406	0.617%	0.120%	0.572%
Series T	449	0.632%	0.120%	0.572%
Series W	473	0.632%	0.105%	0.572%
Series TH	434	0.632%	0.090%	0.632%
Series F	459	0.617%	0.120%	0.542%

PIMCO High Income Fund
Series M	688	0.658%	0.128%	0.610%
Series T	958	0.674%	0.128%	0.610%
Series W	738	0.674%	0.112%	0.610%
Series TH	757	0.674%	0.096%	0.674%
Series F	938	0.658%	0.128%	0.578%

PIMCO Income Strategy Fund
Series T	766	1.689%	1.400%	1.689%
Series W	699	1.689%	1.400%	1.689%
Series TH	586	1.690%	1.399%	1.689%

PIMCO Income Strategy Fund II
Series M	721	1.690%	1.399%	1.687%
Series T	881	1.689%	1.400%	1.689%
Series W	671	1.689%	1.400%	1.689%
Series TH	753	1.690%	1.399%	1.689%
Series F	672	1.696%	1.401%	1.696%

80	PIMCO CLOSED-END FUNDS

July 31, 2016

Each Fund is subject to certain limitations and restrictions while ARPS are outstanding. Failure to comply with these limitations and restrictions could preclude a Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of ARPS at their liquidation preference plus any accumulated, unpaid dividends.

Preferred shareholders of each Fund, who are entitled to one vote per share, generally vote together with the common shareholders of the Fund but vote separately as a class to elect two Trustees of the Fund and on certain matters adversely affecting the rights of the ARPS.

Since mid-February 2008, holders of ARPS issued by the Funds have been directly impacted by a lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate,” as defined in the table below:

Fund Name		Applicable %		Reference Rate		Maximum Rate
PIMCO Corporate & Income Opportunity Fund		200%	x	7-day “AA” Financial Composite Commercial Paper Rates	=	Maximum Rate for PTY
PIMCO Corporate & Income Strategy Fund		150%	x	7-day “AA” Financial Composite Commercial Paper Rates	=	Maximum Rate for PCN
PIMCO High Income Fund		160%	x	7-day “AA” Financial Composite Commercial Paper Rates	=	Maximum Rate for PHK
PIMCO Income Strategy Fund (1)	The higher of	150% 1.25%	x +	7-Day USD LIBOR OR 7-Day USD LIBOR	= =	Maximum Rate for PFL
PIMCO Income Strategy Fund II (1)	The higher of	150% 1.25%	x +	7-Day USD LIBOR OR 7-Day USD LIBOR	= =	Maximum Rate for PFN

(1)	The Maximum Rate is the higher of a) the product of the Applicable % and Reference Rate or b) 1.25% plus the Reference Rate.

The maximum rate is a function of short-term interest rates and is typically higher than the rate that would have otherwise been set through a successful auction. If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Fund’s common shareholders could be adversely affected.

On October 16, 2015, PIMCO Corporate & Income Strategy Fund and PIMCO High Income Fund each commenced a voluntary tender offer for up to 100% of its outstanding ARPS at a price equal to a percentage of the ARPS’ per share liquidation preference and any unpaid dividends accrued through the expiration of the tender offers (each, a “Tender Offer” and, together, the “Tender Offers”). The price and per share liquidation preference for PIMCO Corporate & Income Strategy Fund and PIMCO High Income Fund can be found in the table below.

On November 20, 2015 PIMCO Corporate & Income Strategy Fund and PIMCO High Income Fund, announced the expiration and results of the Tender Offers. PIMCO Corporate & Income Strategy Fund and PIMCO High Income Fund accepted for payment 4,539 and 7,601 ARPS, respectively, which represented approximately 67% and 65%, respectively, of their outstanding ARPS. The ARPS of PIMCO Corporate & Income Strategy Fund and PIMCO High Income Fund that were not tendered remain outstanding.

Details of the ARPS tendered and not withdrawn per series for the period ended July 31, 2016 are provided in the table below:

Fund Name	Liquidation Preference Per Share	Tender Offer Price Per Share	Price Percentage	Cash Exchanged for ARPS Tendered	ARPS Outstanding as of 07/31/2015	ARPS Tendered	ARPS Outstanding after Tender Offer as of 07/31/2016
PIMCO Corporate & Income Strategy Fund
Series M	$25,000	$20,625	82.5%	$19,511,250	1,352	946	406
Series T	25,000	20,625	82.5	18,624,375	1,352	903	449
Series W	25,000	20,625	82.5	18,129,375	1,352	879	473
Series TH	25,000	20,625	82.5	18,933,750	1,352	918	434
Series F	25,000	20,625	82.5	18,418,125	1,352	893	459
				93,616,875	6,760	4,539	2,221

ANNUAL REPORT	JULY 31, 2016	81

Notes to Financial Statements (Cont.)

Fund Name	Liquidation Preference Per Share	Tender Offer Price Per Share	Price Percentage	Cash Exchanged for ARPS Tendered	ARPS Outstanding as of 07/31/2015	ARPS Tendered	ARPS Outstanding after Tender Offer as of 07/31/2016
PIMCO High Income Fund
Series M	$25,000	$20,750	83.0%	$34,196,000	2,336	1,648	688
Series T	25,000	20,750	83.0	28,593,500	2,336	1,378	958
Series W	25,000	20,750	83.0	33,158,500	2,336	1,598	738
Series TH	25,000	20,750	83.0	32,764,250	2,336	1,579	757
Series F	25,000	20,750	83.0	29,008,500	2,336	1,398	938
				157,720,750	11,680	7,601	4,079

13. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

PIMCO has received a Wells Notice from the staff of the SEC that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Fund or on PIMCO’s ability to provide investment management services to any Fund.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes has been made.

The Funds may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of July 31, 2016, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

Each Fund files U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2013-2015, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of July 31, 2016, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income (1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (2)	Other Book-to-Tax Accounting Differences (3)	Accumulated Capital Losses (4)	Qualified Late-Year Loss Deferral — Capital (5)	Qualified Late-Year Loss Deferral — Ordinary (6)
PIMCO Corporate & Income Opportunity Fund	$24,543	$0	$119,380	$(10,520)	$(221,288)	$0	$0
PIMCO Corporate & Income Strategy Fund	14,760	0	53,142	(4,832)	(80,651)	0	0
PIMCO High Income Fund	0	0	23,889	(13,727)	(663,292)	0	0
PIMCO Income Strategy Fund	4,449	0	27,397	(2,656)	(182,321)	0	0
PIMCO Income Strategy Fund II	12,919	0	67,218	(5,129)	(468,842)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain or loss on certain forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts, market discount and premium amortization, paydown adjustments, convertible preferred securities and Lehman securities.

82	PIMCO CLOSED-END FUNDS

July 31, 2016

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(5)	Capital losses realized during the period November 1, 2015 through July 31, 2016 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2015 through July 31, 2016 and Ordinary losses realized during the period January 1, 2016 through July 31, 2016, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

As of July 31, 2016, the Funds had accumulated capital losses expiring in the following years (amounts in thousands†):

	Expiration of Accumulated Capital Losses
	7/31/2017	7/31/2018	7/31/2019
PIMCO Corporate & Income Opportunity Fund	$0	$0	$0
PIMCO Corporate & Income Strategy Fund	0	0	0
PIMCO High Income Fund	488,807	0	0
PIMCO Income Strategy Fund	21,867	106,315	0
PIMCO Income Strategy Fund II	67,542	277,492	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of July 31, 2016, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Corporate & Income Opportunity Fund	$221,288	$0
PIMCO Corporate & Income Strategy Fund	80,651	0
PIMCO High Income Fund	174,485	0
PIMCO Income Strategy Fund	54,139	0
PIMCO Income Strategy Fund II	123,808	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of July 31, 2016, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (7)
PIMCO Corporate & Income Opportunity Fund	$1,283,624	$57,194	$(69,572)	$(12,378)
PIMCO Corporate & Income Strategy Fund	709,393	24,843	(46,470)	(21,627)
PIMCO High Income Fund	1,115,439	67,663	(98,477)	(30,814)
PIMCO Income Strategy Fund	340,226	13,469	(23,938)	(10,469)
PIMCO Income Strategy Fund II	718,063	32,464	(55,547)	(23,083)

(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, market discount and premium amortization, convertible preferred securities, paydown adjustments and Lehman securities for federal income tax purposes.

ANNUAL REPORT	JULY 31, 2016	83

Notes to Financial Statements (Cont.)

July 31, 2016

For the fiscal year ended July 31, 2016 and each Fund’s respective previous fiscal year ends, the Funds made the following tax basis distributions (amounts in thousands†):

	Year Ended July 31, 2016			Period from December 1, 2014 to July 31, 2015			Year Ended November 30, 2014
	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)
PIMCO Corporate & Income Opportunity Fund	$114,208	$0	$0	$119,345	$0	$0	$109,212	$127,651	$0

	Year Ended July 31, 2016			Period from November 1, 2014 to July 31, 2015			Year Ended October 31, 2014
	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)
PIMCO Corporate & Income Strategy Fund	$53,284	$0	$0	$52,804	$0	$0	$51,814	$36,417	$0

	Year Ended July 31, 2016			Period from April 1, 2015 to July 31, 2015			Year Ended March 31, 2015
	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)
PIMCO High Income Fund	$150,015	$0	$9,562	$41,802	$0	$19,452	$182,636	$0	$0

	Year Ended July 31, 2016			Year Ended July 31, 2015
	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)
PIMCO Income Strategy Fund	$28,121	$0	$0	$31,650	$0	$0
PIMCO Income Strategy Fund II	62,313	0	0	67,376	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On August 1, 2016, the following distributions were declared to common shareholders payable September 1, 2016 to shareholders of record on August 11, 2016:

PIMCO Corporate & Income Opportunity Fund	$0.13000 per common share
PIMCO Corporate & Income Strategy Fund	$0.11250 per common share
PIMCO High Income Fund	$0.10346 per common share
PIMCO Income Strategy Fund	$0.09000 per common share
PIMCO Income Strategy Fund II	$0.08000 per common share

On September 1, 2016, the following distributions were declared to common shareholders payable October 3, 2016 to shareholders of record on September 12, 2016:

PIMCO Corporate & Income Opportunity Fund	$0.13000 per common share
PIMCO Corporate & Income Strategy Fund	$0.11250 per common share
PIMCO High Income Fund	$0.10346 per common share
PIMCO Income Strategy Fund	$0.09000 per common share
PIMCO Income Strategy Fund II	$0.08000 per common share

There were no other subsequent events identified that require recognition or disclosure.

84	PIMCO CLOSED-END FUNDS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, and PIMCO Income Strategy Fund II

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II (hereafter referred to as the “Funds”) at July 31, 2016, the results of each of their operations, the changes in each of their net assets, and the financial highlights of the Funds for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

September 23, 2016

ANNUAL REPORT	JULY 31, 2016	85

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GST	Goldman Sachs International	NAB	National Australia Bank Ltd.
BCY	Barclays Capital, Inc.	HUS	HSBC Bank USA N.A.	RBC	Royal Bank of Canada
BOA	Bank of America N.A.	JML	JPMorgan Securities PLC	RDR	RBC Capital Markets
BOS	Banc of America Securities LLC	JPM	JPMorgan Chase Bank N.A.	SAL	Citigroup Global Markets, Inc.
BPS	BNP Paribas S.A.	JPS	JPMorgan Securities, Inc.	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	MBC	HSBC Bank PLC	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	MEI	Merrill Lynch International	TOR	Toronto Dominion Bank
DEU	Deutsche Bank Securities, Inc.	MSB	Morgan Stanley Bank N.A.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	UBS	UBS Securities LLC
GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MXN	Mexican Peso
BRL	Brazilian Real	JPY	Japanese Yen	USD (or $)	United States Dollar
EUR	Euro

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.HY	Credit Derivatives Index - High Yield	CDX.IG	Credit Derivatives Index - Investment Grade

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:
ABS	Asset-Backed Security	BBSW	Bank Bill Swap Reference Rate	CLO	Collateralized Loan Obligation
ALT	Alternate Loan Trust	CBO	Collateralized Bond Obligation	LIBOR	London Interbank Offered Rate
BABs	Build America Bonds	CDI	Brazil Interbank Deposit Rate	PIK	Payment-in-Kind
BBR	Bank Bill Rate	CDO	Collateralized Debt Obligation

86	PIMCO CLOSED-END FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the "Code") and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds' fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund's dividend distribution that qualifies under tax law. The percentage of the following Funds' fiscal 2016 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the percentage of ordinary dividends paid during the calendar year designated as "qualified dividend income", as defined in the Act, subject to reduced tax rates in 2016 is set forth for each Fund in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended July 31, 2016 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended July 31, 2016 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Corporate & Income Opportunity Fund	0.00%	2.26%	$62,181	$0
PIMCO Corporate & Income Strategy Fund	0.00%	3.22%	35,859	0
PIMCO High Income Fund	0.00%	0.73%	71,775	0
PIMCO Income Strategy Fund	0.00%	3.43%	14,539	0
PIMCO Income Strategy Fund II	0.00%	3.31%	31,473	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2017, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2016.

ANNUAL REPORT	JULY 31, 2016	87

Shareholder Meeting Results

(Unaudited)

Annual Shareholder Meeting Results

PIMCO Corporate & Income Opportunity Fund and PIMCO Corporate & Income Strategy Fund held their annual meetings of shareholders on April 29, 2016. Shareholders voted as indicated below:

PIMCO Corporate & Income Opportunity Fund	Affirmative	Withheld Authority
Re-election of Hans W. Kertess — Class I to serve until the annual meeting held during the 2018-2019 fiscal year	60,870,664	2,369,151
Re-election of William B. Ogden, IV — Class I to serve until the annual Meeting held during the 2018-2019 fiscal year	60,842,399	2,397,416
Re-election of Alan Rappaport* — Class I to serve until the annual Meeting held during the 2018-2019 fiscal year	4,274	35

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Bradford K. Gallagher, James A. Jacobson, Craig A. Dawson and John C. Maney continued to serve as Trustees of the Fund.

*	Preferred Shares Trustee

PIMCO Corporate & Income Strategy Fund	Affirmative	Withheld Authority
Re-election of Deborah A. DeCotis — Class II to serve until the annual Meeting for the 2018-2019 fiscal year	32,574,343	1,195,760
Re-election of James A. Jacobson* — Class II to serve until the annual Meeting held during the 2018-2019 fiscal year	1,839	32

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Hans W. Kertess, Bradford K. Gallagher, Alan Rappaport, William B. Ogden, IV, Craig A. Dawson and John C. Maney continued to serve as Trustees of the Fund.

*	Preferred Shares Trustee

PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO High Income Fund held their annual meetings of shareholders on June 30, 2016. Shareholders voted as indicated below.

PIMCO Income Strategy Fund	Affirmative	Withheld Authority
Re-election of Craig A. Dawson† — Class III to serve until the annual Meeting held during the 2018-2019 fiscal year	22,177,896	551,387
Re-election of John C. Maney† — Class III to serve until the annual Meeting held during the 2018-2019 fiscal year	22,179,762	549,521
Re-election of Bradford K. Gallagher — Class III to serve until the annual Meeting held during the 2018-2019 fiscal year	22,156,490	572,793

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Hans W. Kertess, James A. Jacobson, William B. Ogden, IV and Alan Rappaport continued to serve as Trustees of the Fund.

†	Interested Trustee

PIMCO High Income Fund	Affirmative	Withheld Authority
Re-election of Hans W. Kertess — Class I to serve until the annual Meeting held during the 2018-2019 fiscal year	103,879,389	4,609,922
Re-election of William B. Ogden, IV — Class I to serve until the annual Meeting held during the 2018-2019 fiscal year	103,941,144	4,548,167
Re-election of Alan Rappaport* — Class I to serve until the annual Meeting held during the 2018-2019 fiscal year	2,307	61

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Bradford K. Gallagher, James A. Jacobson, John C. Maney and Craig A. Dawson continued to serve as Trustees of the Fund.

*	Preferred Shares Trustee

PIMCO Income Strategy Fund II	Affirmative	Withheld Authority
Re-election of Deborah A. DeCotis — Class II to serve until the annual Meeting held during the 2018-2019 fiscal year	50,931,767	1,622,684
Re-election of Bradford K. Gallagher* — Class II to serve until the annual Meeting held during the 2018-2019 fiscal year	3,502	31

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Hans W. Kertess, James A. Jacobson, William B. Ogden, IV, Alan Rappaport, Craig A. Dawson and John C. Maney continued to serve as Trustees of the Fund.

*	Preferred Shares Trustee

88	PIMCO CLOSED-END FUNDS

Investment Strategy Updates

(Unaudited)

Effective October 6, 2015, each Fund adopted the following non-fundamental investment policy:

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options should generally be treated as illiquid. However, the staff of the SEC has also taken the position that the determination of whether a particular instrument is liquid should be made under guidelines and standards established by a fund’s board of trustees/directors. The SEC staff has provided examples of factors that may be taken into account in determining whether a particular instrument should be treated as liquid. Pursuant to policies adopted by the Fund’s Board of Trustees, purchased OTC options and the assets used as cover for OTC options written by a Fund may be treated as liquid under certain circumstances, such as when PIMCO has the contractual right to terminate or close out the OTC option on behalf of a Fund within seven days. These policies are not fundamental policies of the Funds and may be changed or modified by the Board of Trustees without the approval of shareholders, provided that any such change or modification will be consistent with applicable positions of the SEC staff.

ANNUAL REPORT	JULY 31, 2016	89

Dividend Reinvestment Plan

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation  Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of a Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (844) 33PIMCO (844-337-4626), by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to each Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan  For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from each Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common shares of each Fund (“NAV”) is equal to or less than the market price per common shares plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date.

The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with each Fund’s then current policies.

Fees and expenses  No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although each Fund reserves the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees  In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your

90	PIMCO CLOSED-END FUNDS

Dividend Reinvestment Plan (Cont.)

(Unaudited)

name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences  Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Funds and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (844) 33-PIMCO (844-337-4626); website: www.amstock.com.

ANNUAL REPORT	JULY 31, 2016	91

Management of the Funds

The chart below identifies Trustees and Officers of the Funds. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

Trustees

Name And Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee/Director During the Past 5 Years

Independent Trustees

Hans W. Kertess 1939	Chairman of the Board, Trustee	Trustee of PHK, PTY and PFL since 2003, Trustee of PCN since 2002 and Trustee of PFN since 2004, expected to stand for re-election at the annual meeting of shareholders held during the 2016- 2017 fiscal year for PFL and PFN, the 2017-2018 fiscal year for PCN and the 2018-2019 fiscal year for PTY and PHK.	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	89	None

Deborah A. DeCotis 1952	Trustee	Trustee of each Fund since 2011, expected to stand for re-election at the annual meeting of shareholders held during the 2017-2018 fiscal year for PHK, PTY and PFL and the 2018-2019 fiscal year for PFN and PCN.	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); and Member, Council on Foreign Relations (since 2013). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	89	None

Bradford K. Gallagher 1944	Trustee	Trustee of each Fund since 2010, expected to stand for re-election at the annual meeting of shareholders for the 2016-2017 fiscal year for PHK, PTY and PCN and the 2018-2019 fiscal year for PFL and PFN.	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Chairman and Trustee, The Common Fund (2005-2014); Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); Chairman and Trustee, Atlantic Maritime Heritage Foundation (2007-2012); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (1995-2001).	89	Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010); and Trustee of Nicholas- Applegate Institutional Funds (2007-2010).

James A. Jacobson 1945	Trustee	Trustee of PCN, PTY and PHK since 2009, Trustee of PFL since 2012 and Trustee of PFN since 2013, expected to stand for re-election at the annual meeting of shareholders held during the 2016-2017 fiscal year for PHK, PTY and PFN, the 2017-2018 fiscal year for PFL and the 2018-2019 fiscal year for PCN.	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014). Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange (2003-2008).	89	Trustee, Alpine Mutual Funds Complex consisting of 18 funds.

William B. Ogden, IV 1945	Trustee	Trustee of each Fund since 2006, expected to stand for re-election at the annual meeting of shareholders for the 2016-2017 fiscal year for PFL, the 2017-2018 fiscal year for PCN and PFN and the 2018-2019 fiscal year for PHK and PTY.	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	89	None

Alan Rappaport 1953	Trustee	Trustee of each Fund (except PFL and PFN) since 2010 of PFN since 2012 and of PFL since 2014, expected to stand for re-election at the annual meeting of shareholders held during the 2017-2018 fiscal year for PCN, PFN and PFL and the 2018-2019 fiscal year for PHK and PTY.	Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (since 2009); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); Director, Victory Capital Holdings, Inc., an asset management firm (since 2013); and Member of Board of Overseers, NYU Langone Medical Center (since 2015). Formerly, Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); Vice Chairman, US Trust (formerly Chairman and President of Private Bank of Bank of America, the predecessor entity of US Trust) (2001-2008).	89	None

92	PIMCO CLOSED-END FUNDS

Management of the Funds (Cont.)

(Unaudited)

Name And Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee/ Director During the Past 5 Years

Interested Trustees

Craig A. Dawson** 1968	Trustee	Trustee of each Fund since 2014, expected to stand for re-election at the annual meeting of shareholders held during the 2016-2017 fiscal year for PHK and PCN, the 2017-2018 fiscal year for PTY and PFN and the 2018-2019 fiscal year for PFL.	Managing Director and Head of PIMCO Europe, Middle East and Africa (since 2016). Director of a number of PIMCO’s European investment vehicles and affiliates (since 2008). Formerly, Head of Strategic Business Management, PIMCO (2014-2016), Head of PIMCO’s Munich office and Head of European product management for PIMCO.	25	None

John C. Maney*** 1959	Trustee	Trustee of each Fund since 2006, expected to stand for re-election at the annual meeting of shareholders held during the 2016-2017 fiscal year for PCN and PFN, the 2017-2018 fiscal year for PHK and PTY and the 2018-2019 fiscal year for PFL.	Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006). Formerly, Member of the Management Board of Allianz Global Investors Fund Management LLC (2007-2014) and Managing Director of Allianz Global Investors Fund Management LLC (2011-2014).	25	None

* The “Fund Complex” includes all portfolios overseen by the Board that are advised by the Manager or have an investment adviser that is an affiliated person of the Manager.

** Mr. Dawson is an “interested person” of the Funds, as defined in Section 2(a)(19) of the Act, due to his affiliation with PIMCO and its affiliates. Mr. Dawson’s address is 650 Newport Center Drive, Newport Beach, CA 92660.

*** Mr. Maney is an “interested person” of the Funds, as defined in Section 2(a)(19) of the Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates. Mr. Maney’s address is 650 Newport Center Drive, Newport Beach, CA 92660.

ANNUAL REPORT	JULY 31, 2016	93

Management of the Funds (Cont.)

(Unaudited)

Officers

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow[1] 1970	President	Since 2014	Managing Director, PIMCO. President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Youse Guia[1] 1972	Chief Compliance Officer	Since 2014	Senior Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds. Formerly, Head of Compliance, Allianz Global Investors U.S. Holdings LLC and Chief Compliance Officer of the Allianz Funds, Allianz Multi-Strategy Trust, Allianz Global Investors Sponsored Closed-End Funds, Premier Multi-Series VIT and The Korea Fund, Inc.

Joshua D. Ratner 1976	Vice President, Secretary and Chief Legal Officer	Since 2014	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President, Secretary and Chief Legal Officer, PIMCO-Managed Funds. Vice President—Senior Counsel, Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ryan G. Leshaw[1] 1980	Assistant Secretary	Since 2014	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil[1] 1969	Vice President	Since 2015	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Eric D. Johnson 1970	Vice President	Since 2014	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

William G. Galipeau[1] 1974	Treasurer	Since 2014	Executive Vice President, PIMCO. Treasurer, PIMCO-Managed Funds. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Erik C. Brown[1] 1967	Assistant Treasurer	Since 2015	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Jason J. Nagler 1982	Assistant Treasurer	Since 2015	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Head of Mutual Fund Reporting, GMO, and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

Trent W. Walker[1] 1974	Assistant Treasurer	Since 2014	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

(1)	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.

94	PIMCO CLOSED-END FUNDS

Approval of Investment Management Agreement

(Unaudited)

At an in-person meeting held on June 7, 2016 (the “Approval Meeting”), the Board of Trustees or Directors (for purposes of this disclosure, all Board members are hereinafter referred to as “Trustees”) of the Funds (the “Board”), including the Trustees who are not interested persons (as that term is defined in the Act) of the Funds or PIMCO (the “Independent Trustees”), formally considered and unanimously approved the continuation of the Investment Management Agreement between each Fund and PIMCO (the “Agreement”) for an additional one-year period commencing on September 5, 2016. Prior to the Approval Meeting, the Contracts Review Committee of the Board of each Fund (together, the “Committee”) held an in-person meeting on June 7, 2016 (the “Committee Meeting”) and formally considered and recommended to the Board the continuation of the Agreement for each Fund. Prior to the Approval Meeting, on May 4, 2016, the Chair of the Committee participated in a conference call with members of management and PIMCO personnel and counsel to the Independent Trustees (“Independent Counsel”) to discuss the process for the Board’s review of the Agreement and to consider certain information relating to the Funds, including, among other information, information relating to PIMCO’s profitability with respect to the Agreement, comparative fees and expenses and Fund performance. On April 29, 2016, PIMCO provided materials to the Committee for its consideration of the Agreement in response to a request from Independent Counsel (the “Manager Request Letter”), as well as other materials and information PIMCO believed was useful in evaluating the continuation of the Agreement.

On May 23, 2016, the Committee held a meeting via conference call (collectively with the May 4, 2016 conference call, Committee Meeting and the Approval Meeting, the “Contract Renewal Meetings”), at which the members of the Committee, all of whom are Independent Trustees, considered the materials and information provided by PIMCO bearing on the continuation of the Agreement. The Committee also received and reviewed a memorandum from counsel to the Funds regarding the Trustees’ responsibilities in evaluating the Agreement, which they discussed with Independent Counsel.

At the Committee Meeting and Approval Meeting, PIMCO presented certain additional supplemental information to the Independent Trustees regarding the Funds. Following the presentation at the Committee Meeting, the Independent Trustees met separately in executive session with Independent Counsel to review and discuss all relevant information, including, but not limited to, information provided in response to the Manager Request Letter and information presented and discussed at the prior Contract Renewal Meetings.

In connection with their deliberations regarding the proposed continuation of the Agreement for each Fund, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Trustees also considered the nature, quality and extent of the various investment management, administrative and other services performed by PIMCO under the Agreement.

It was noted that, in connection with their Contract Renewal Meetings, the Trustees relied upon materials provided by PIMCO which included, among other items: (i) information provided by Broadridge Financial Solutions, Inc./Lipper Inc. (“Lipper”), an independent third party, on the total return investment performance (based on net asset value and common share market price) of the Funds for various time periods, the investment performance of a group of funds with investment classifications/objectives comparable to those of the Funds identified by Lipper (the “Lipper performance universe”) and, with respect to each Fund, the performance of an applicable benchmark index, if any, (ii) information provided by Lipper on each Fund’s management fees and other expenses under the Agreement and the management fees and other expenses of a smaller sample of comparable funds identified by Lipper (the “Lipper expense group”) as well as of a larger sample of comparable funds identified by Lipper (the “Lipper expense universe”), (iii) information regarding the market value performance of each Fund’s common shares and related share price premium and/or discount information, (iv) information regarding the investment performance and fees for other funds and accounts managed by PIMCO, if any, with similar investment strategies to those of the Funds, (v) the estimated profitability to PIMCO with respect to the Funds for the one-year period ended December 31, 2015, (vi) descriptions of various functions performed by PIMCO for the Funds, such as portfolio management, compliance monitoring and portfolio trading practices, (vii) information regarding PIMCO’s compliance policies applicable to the Funds, (viii) information regarding the Funds’ use of leverage, (ix) a comparison of each Fund’s annualized total expense ratio as a percentage of average net assets attributable to common shareholders (excluding interest expenses) under the unified fee arrangements (the “Unified Fee Arrangements”) for the three most recent fiscal periods, as disclosed in each Fund’s annual report, (x) summaries assigning a quadrant placement to each Fund based on an average of certain measures of performance and fees/expenses versus Lipper peer group medians (the “Fund Scoring Summaries”), (xi) fact cards for each Fund that included summary information regarding each Fund, (xiii) information regarding the yields of the Funds, (xiv) information regarding the risk-adjusted returns of the Funds, and (xv) information regarding the overall organization of PIMCO, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative, compliance and other services to the Funds.

ANNUAL REPORT	JULY 31, 2016	95

Approval of Investment Management Agreement (Cont.)

The Trustees’ conclusions as to the continuation of the Agreement were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Trustees also took into account that the Funds’ current fee and expense arrangements were closely reviewed in 2014 in connection with the proposed transition from Allianz Global Investors Fund Management LLC (“AGIFM”) to PIMCO as the Funds’ investment manager, and that the Agreement had been approved by the shareholders of each Fund at special shareholder meetings in 2014.

As part of their review, the Trustees examined PIMCO’s abilities to provide high-quality investment management and other services to the Funds. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Funds; the ability of PIMCO to attract and retain capable personnel; and the capabilities of the senior management and staff of PIMCO. In addition, the Trustees reviewed the quality of PIMCO’s services with respect to regulatory compliance and compliance with the investment policies of the Funds; the nature and quality of the supervisory and administrative services PIMCO is responsible for providing to the Funds; and conditions that might affect PIMCO’s ability to provide high-quality services to the Funds in the future under the Agreement, including PIMCO’s financial condition and operational stability. Based on the foregoing, the Trustees concluded that PIMCO’s investment process, research capabilities and philosophy were well suited to the Funds given their investment objectives and policies, and that PIMCO would be able to continue to meet any reasonably foreseeable obligations under the Agreement.

In assessing the reasonableness of each Fund’s fees under the Agreement, the Trustees considered, among other information, the Fund’s management fee and its total expense ratio as a percentage of average net assets attributable to common shareholders and as a percentage of average managed assets (including assets attributable to common shares and leverage outstanding combined), and the management fee and total expense ratios of the Lipper expense group and Lipper expense universe for each Fund. In each case, the total expense ratio information was provided both inclusive and exclusive of interest and borrowing expenses. Fund-specific comparative fees/expenses reviewed by the Trustees are discussed below. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and were not independently verified by the Trustees.

The Trustees specifically took note of how each Fund compared to its Lipper peers as to performance, management fee expense and total expense ratio. The Trustees noted that, while the Funds are not currently charged a separate administration fee (recognizing that their management fees include a component for administrative services under the Unified Fee Arrangements), it was not clear in all cases whether the peer funds in the Lipper categories were separately charged such a fee by their investment managers, so that the total expense ratio, as opposed to any individual expense component, represented the most relevant comparison. The Trustees also considered that the total expense ratio seems to provide a more apt comparison than management fee expense because the Funds’ Unified Fee Arrangements cover Operating Expenses (defined below) that are typically paid for or incurred by peer funds directly in addition to their management fees as discussed below. It was noted that the total expense ratio comparisons reflect the effect of expense waivers/reimbursements, if any. The Trustees considered total expense ratio comparisons both including and excluding interest and borrowing expenses. The Trustees noted that only leveraged closed-end funds were considered for inclusion in the Lipper expense groups and Lipper expense universes presented for comparison with the Funds.

The Trustees noted that the contractual management fee rate for PHK and PFN under each Fund’s Unified Fee Arrangement was above the median contractual management fees of the other funds in each Fund’s Lipper expense group, calculated both on average net assets and on average managed assets However, in this regard, the Trustees took into account that each Fund’s Unified Fee Arrangement covers substantially all of the Fund’s other supervisory and administrative services required by the Fund that are typically paid for or incurred by closed-end funds directly in addition to a fund’s management fee (such fees and expenses, “Operating Expenses”) and therefore would tend to be higher than the contractual management fee rates of other funds in the Lipper peer groups, which generally do not have a unified fee structure and bear Operating Expenses directly and in addition to the management fee. The Trustees determined that a review of each Fund’s total expense ratio with the total expense ratios of peer funds would generally provide more meaningful comparisons than considering contractual management fee rates in isolation.

In this regard, the Trustees noted PIMCO’s view that the Unified Fee Arrangements have benefited and will continue to benefit common shareholders because they provide a management fee expense structure (including Operating Expenses) that is essentially fixed as a percentage of managed assets, making it more predictable under ordinary circumstances in comparison to fee and expense structures, such as the structure in place for the Funds prior to September 6, 2014, under which the Funds’ Operating Expenses (including certain third-party fees and expenses) can vary significantly over time. The

96	PIMCO CLOSED-END FUNDS

(Unaudited)

Trustees also considered that the Unified Fee Arrangements generally insulate the Funds and common shareholders from increases in applicable third-party and certain other expenses because PIMCO, rather than the Funds, would bear the risk of such increases (though the Trustees also noted that PIMCO would benefit from any reductions in such expenses).

The Trustees noted that each Fund’s annualized total expense ratio as a percentage of average net assets attributable to common shareholders (excluding interest expenses) under the Unified Fee Arrangements was generally similar or lower than the annualized total expense ratio (excluding interest expenses) under the fee arrangements with AGIFM prior to September 6, 2014.

Fund-specific comparative performance results for the Funds reviewed by the Trustees are discussed below. The comparative performance information was prepared and provided by Lipper and was not independently verified by the Trustees. Due to the passage of time, these performance results may differ from the performance results for more recent periods. With respect to all Funds, the Trustees reviewed, among other information, comparative information showing performance of the Funds against the Lipper performance universes for the one-year, three-year, five-year and ten-year periods (to the extent each such Fund had been in existence) ended December 31, 2015. The Trustees also reviewed the Fund Scoring Summaries prepared by PIMCO at the Independent Trustees’ request comparing each Fund’s fees/expenses and performance against those of its Lipper performance universe and Lipper expense universe by identifying a quadrant designation based on the average of six different measures of fees/expenses versus performance (one-year, three-year and five-year performance for the period ended December 31, 2015, in each case, versus a Fund’s management fees or total expense ratio). The Fund Scoring Summaries were based both on net assets and averaged managed assets and in each case both inclusive and exclusive of interest and borrowing expenses. In addition, the Trustees also reviewed fact cards for each Fund that included summary information regarding each Fund, including investment objective and strategy, portfolio managers, assets under management, outstanding leverage, net asset value and market performance comparisons, comparative fee and expense information, premium/discount information and information regarding PIMCO’s estimated profitability.

In addition, it was noted that the Trustees considered matters bearing on the Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.

Among other information, the Trustees took into account the following regarding particular Funds.

PTY

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, consisting of 26 funds for one-year performance, 22 funds for three-year performance, 20 funds for five-year performance and 16 funds for ten-year performance, the Trustees noted that the Fund had first quintile performance for the one-year, three-year, five-year and ten-year periods ended December 31, 2015.

The Trustees noted that the Lipper expense group for the Fund consisted of a total of eight funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $327.4 million to $1.907 billion, and that two of the funds in the group were larger in asset size than the Fund. The Trustees noted that the Lipper expense universe for the Fund consisted of a total of 26 funds, including the Fund. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average managed assets and average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense group and Lipper expense universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average managed assets and average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper expense group and Lipper expense universe.

PCN

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, consisting of 26 funds for one-year performance, 22 funds for three-year performance, 20 funds for five-year performance and 16 funds for ten-year performance, the Trustees noted that the Fund had first quintile performance for the one-year period, second quintile performance for the three-year and five-year period and first quintile performance for the ten-year period ended December 31, 2015.

The Trustees noted that the Lipper expense group for the Fund consisted of a total of 12 funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $217.2 million to $746.4 million, and that three of the funds in the group were larger in asset size than the Fund. The Trustees noted that the Lipper expense universe for the Fund consisted of a total of 26 funds, including the Fund. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average managed assets and average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense group and Lipper expense universe. The Trustees noted that the Fund’s total

ANNUAL REPORT	JULY 31, 2016	97

Approval of Investment Management Agreement (Cont.)

expense ratio (excluding interest and borrowing expenses) calculated on average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper expense group and Lipper expense universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average managed assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper expense universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average managed assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper expense group.

PHK

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, consisting of 26 funds for one-year performance, 22 funds for three-year performance, 20 funds for five-year performance, and 16 funds for ten-year performance, the Trustees noted that the Fund had first quintile performance for the one-year, three-year, five-year and ten-year periods ended December 31, 2015.

The Trustees noted that the Lipper expense group for the Fund consisted of a total of seven funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $352.1 million to $1.907 billion, and that one of the funds in the group was larger in asset size than the Fund. The Trustees noted that the Lipper expense universe for the Fund consisted of a total of 26 funds, including the Fund. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average managed assets was at the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense group. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense group and Lipper expense universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average managed assets was at the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper expense group. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average managed assets was below the median total expense ratio (including interest and borrowing expenses) of the Funds in its Lipper expense universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average managed assets was below the median total expense ratio (excluding interest and borrowing expenses) of the Funds in its Lipper expense universe.

PFL

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, consisting of 26 funds for one-year performance, 22 funds for three-year performance, 20 funds for five-year performance and 16 funds for ten-year performance, the Trustees noted that the Fund had third quintile performance for the one-year, three-year period and five-year period and fourth quintile performance for the ten-year period ended December 31, 2015.

The Trustees noted that the Lipper expense group for the Fund consisted of a total of 12 funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $156.9 million to $519.8 million, and that four of the funds in the group were larger in asset size than the Fund. The Trustees noted that the Lipper expense universe for the Fund consisted of a total of 26 funds, including the Fund. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average managed assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense group. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense group and Lipper expense universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average managed assets and average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper expense group. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average managed assets and average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper expense universe. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average managed assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense universe.

PFN

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, consisting of 26 funds for one-year performance, 22 funds for three-year performance, 20 funds for five-year performance and 16 funds for ten-year performance, the Trustees noted that the Fund had second quintile performance for the one-year, three-year and five-year periods and fifth quintile performance for the ten-year period ended December 31, 2015.

98	PIMCO CLOSED-END FUNDS

(Unaudited)

The Trustees noted that the Lipper expense group for the Fund consisted of a total of eight funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $327.4 million to $1.907 billion, and that three of the funds in the group were larger in asset size than the Fund. The Trustees noted that the Lipper expense universe for the Fund consisted of a total of 26 funds, including the Fund. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated both on average managed assets and average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense group and Lipper expense universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper expense group and Lipper expense universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average managed assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper expense group and Lipper expense universe.

In addition to their review of Fund performance based on net asset value, the Trustees also considered the market value performance of each Fund’s common shares and related share price premium and/or discount information based on the materials provided by Lipper and PIMCO.

The Trustees also considered the management fees charged by PIMCO to other funds and accounts with similar strategies to those of the Funds, including any similar open-end funds. The Trustees noted that the management fees paid by the Funds are generally higher than the fees paid by any open-end funds offered for comparison, but were advised by PIMCO that there are additional portfolio management challenges in managing closed-end funds such as the Funds, such as those associated with less liquid holdings, the use of leverage, issues relating to trading on a national exchange and attempting to meet a regular dividend.

The Trustees also took into account that the Funds have Preferred Shares outstanding and use leverage, such as by the use of reverse repurchase agreements, which increases the amount of management fees payable by the Funds under the Agreement (because each Fund’s fees are calculated either based on net assets including assets attributable to preferred shares outstanding or based on total managed assets, including assets attributable to preferred shares and certain other forms of leverage outstanding). In this regard, the Trustees took into account that PIMCO has a financial incentive for the Funds to continue to use leverage, which may create a conflict of interest between PIMCO, on one hand, and the Funds’ common shareholders, on the other. The Trustees further noted that this incentive may be greater under the Unified Fee Arrangements because the contractual management fee rates under the Unified Fee Agreements are higher for each Fund than the Fund’s management fee would otherwise be if it did not cover the Fund’s Operating Expenses — i.e., in comparison to their non-unified management fee rates in place prior to September 6, 2014. Therefore, the total fees paid by each Fund to PIMCO under the Unified Fee Arrangements will vary more with increases and decreases in applicable leverage incurred by a Fund than under its prior non-unified fee arrangement, all things being equal. The Trustees considered information provided by PIMCO and related presentations as to why each Fund’s use of leverage continues to be appropriate and in the best interests of the respective Fund under current market conditions. The Trustees also considered PIMCO’s representation that it will use leverage for the Funds solely as it determines to be in the best interests of the Funds from an investment perspective and without regard to the level of compensation PIMCO receives.

The Trustees also considered estimated profitability analyses provided by PIMCO, which included, among other information, (i) the estimated profitability to PIMCO with respect to each Fund for the one-year period ended December 31, 2015, (ii) information comparing the estimated profitability to PIMCO with respect to all of the closed-end funds advised by PIMCO, including the Funds, for the one-year period ended December 31, 2015 for serving as the Funds’ investment manager to the profitability to PIMCO with respect to all of the closed-end funds advised by PIMCO, including the Funds, for the one-year period ended December 31, 2014 for serving as the sub-adviser from January 1, 2014 through the close of business on September 5, 2014, and for serving as the Funds’ investment manager from September 6, 2014 through December 31, 2014; (iii) PIMCO’s estimated pre- and post-distribution operating margin for each Fund, as well as PIMCO’s estimated pre- and post-distribution operating margin for all of the closed-end funds advised by PIMCO, including the Funds; and (iv) an overview of PIMCO’s estimated profitability with respect to all of the closed-end funds advised by PIMCO, including the Funds, compared to PIMCO’s profitability with respect to its other clients, including PIMCO-advised separate accounts, open-end funds and hedge funds and private equity funds. The Trustees also took into account explanations from PIMCO regarding how certain corporate and shared expenses were allocated among the Funds and other funds and accounts managed by PIMCO for purposes of developing profitability estimates. Based on the profitability analyses provided by PIMCO, the Trustees determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.

The Trustees also took into account the entrepreneurial and business risk PIMCO has undertaken as investment manager and sponsor of the Funds.

ANNUAL REPORT	JULY 31, 2016	99

Approval of Investment Management Agreement (Cont.)

(Unaudited)

The Trustees also took into account that the Funds do not currently have any breakpoints in their management fees and, as closed-end investment companies, the Funds did not at the time of the review intend to raise additional assets, so the assets of the Funds were expected to grow (if at all) principally through the investment performance of each Fund and/or the increased use of leverage. The Trustees also considered that the Unified Fee Arrangements provide inherent economies of scale because a Fund maintains competitive fixed unified fees even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ Unified Fee Arrangements, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the Unified Fee Arrangements protect shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure. The Trustees noted that PIMCO has made extensive investments in these areas.

Additionally, the Trustees considered so-called “fall-out benefits” to PIMCO, such as reputational value derived from serving as investment manager to the Funds and research, statistical and quotation services PIMCO may receive from broker-dealers executing the Funds’ portfolio transactions on an agency basis.

After reviewing these and other factors described herein, the Trustees concluded, with respect to each Fund, within the context of their overall conclusions regarding the Agreement and based on the information provided and related representations made by management, that they were satisfied with PIMCO’s responses and efforts relating to the investment performance of the Funds. The Trustees also concluded that the fees payable under the Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by PIMCO. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreement was in the interests of each Fund and its shareholders, and should be approved.

100	PIMCO CLOSED-END FUNDS

Privacy Policy1

(Unaudited)

The Funds2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment adviser or sub-adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Adviser or its affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

ANNUAL REPORT	JULY 31, 2016	101

Privacy Policy1 (Cont.)

(Unaudited)

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of May 13, 2015.

2 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

102	PIMCO CLOSED-END FUNDS

General Information

Investment Manager

Pacific Investment Management Company LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II.

CEF3011AR_073116

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial & accounting officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial & accounting officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a) The Board of Trustees has determined that James A. Jacobson, who serves on the Board’s Audit Oversight Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Jacobson is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a) Fiscal Year Ended	Audit Fees
July 31, 2016	$ 45,910
July 31, 2015	$ 38,896
(b) Fiscal Year Ended	Audit-Related Fees
July 31, 2016	$ 16,480
July 31, 2015	$ 16,480
(c) Fiscal Year Ended	Tax Fees
July 31, 2016	$ 17,250
July 31, 2015	$ 30,720
(d) Fiscal Year Ended	All Other Fees(1)
July 31, 2016	$ —
July 31, 2015	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. The amounts under “Tax Fees” shown above have been updated from amounts shown in prior filings of this report, as applicable, due to changes in how certain fees are categorized for these purposes.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1)There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)	Not applicable.

g)

	Aggregate Non-Audit Fees Billed to Entity*
Entity	July 31, 2016	July 31, 2015
PIMCO High Income Fund	$33,730	$47,200
Pacific Investment Management Company LLC (“PIMCO”)	7,767,308	9,815,893

Total	$7,801,038	$9,863,093

*The amounts have been updated from amounts shown in prior filings of this report, as applicable, due to changes in how certain fees are categorized for these purposes.

h)	The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

Deborah A. DeCotis;

Bradford K. Gallagher;

James A. Jacobson;

Hans W. Kertess;

William B. Ogden, IV; and

Alan Rappaport.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of accounts.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities, PIMCO’s fixed income credit research group (the

“Credit Research Group”) is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Credit Research Group researches the financial implications of the proxy proposal and makes voting recommendations specific for each account that holds the related fixed income security. PIMCO considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Credit Research Group. In the event that the Credit Research Group does not provide a recommendation with respect to a proposal, PIMCO may determine to vote the proposal directly.

PIMCO may determine not to vote a proxy for an equity or fixed income security if: (1) the effect on the applicable account’s economic interests or the value of the portfolio holding is insignificant in relation to the account’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service or the Credit Research Group, as applicable, does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting Service, or the Credit Research Group, as applicable, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Conflicts Committee and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account’s best interests if the conflict exists between client accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of September 27, 2016, the following individuals have primary responsibility for the day-to-day implementation of the PIMCO High Income Fund (the “Fund”):

Alfred T. Murata

Mr. Murata has been a portfolio manager of the Fund since September 2014. Mr. Murata is a managing director in the Newport Beach office and a portfolio manager on the mortgage credit team. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies.

Mohit Mittal

Mr. Mittal has been a portfolio manager of the Fund since September 2014. Mr. Mittal is a managing director and portfolio manager in the Newport Beach office. He manages investment grade credit, total return and unconstrained bond portfolios and is a member of the Americas Portfolio Committee. Previously, he was a specialist on PIMCO’s interest rates and derivatives desk.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the Portfolio Managers as of July 31, 2016, including accounts managed by a team, committee, or other group that includes a Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	#	AUM($million)	#	AUM($million)	#	AUM($million)
Alfred T. Murata	11	$72,008.80	8	$9,824.12	9	$1,441.55
Mohit Mittal	8	$7,225.10	12	8,501.59*	123	$55,849.88**

* Of these Other Pooled Investment Vehicles, 2 account(s) totaling $1,444.11 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

**Of these Other Accounts, 5 account(s) totaling $1,199.24 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index as the Fund or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies of the Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Fund, as well as regulatory or other limitations applicable to the Fund, may affect the courses of action available to PIMCO-advised accounts (including certain funds) that invest in the Fund in a manner that is detrimental to such investing accounts.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Fund and other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it.

Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Fund. Moreover, the Fund or other accounts managed by PIMCO may invest in a transaction in which one or more other funds or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such funds or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between the Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and certain pooled investment vehicles on a fair and equitable basis over time.

(a)(3)

As of July 31, 2016 the following explains the compensation structure of the individuals who have primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers.

•	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic and meritocracy.

•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation.

•	PIMCO’s “Discern and Differentiate” discipline is exercised where individual performance rating is used for guidance as it relates to total compensation levels.

The Total Compensation Plan consists of three components:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus – Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process. Award amounts are determined at the discretion of the Compensation Committee (and/or certain senior portfolio managers, as appropriate) and will also consider firm performance.

Deferred Compensation – M Options and/or Long-Term Incentive Plan (LTIP) is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

•

The M Unit program provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.

•

The LTIP provides deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to PIMCO’s success.

•	Participation in M Unit program and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of criteria may be considered when specifically determining the total compensation for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager. They are also evaluated against some of the non-exclusive list of qualitative criteria listed above.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities of the Fund the Portfolio Managers beneficially owned as of July 31, 2016:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Owned as of July 31, 2016
Alfred T. Murata	None
Mohit Mittal	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)	The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Exhibit 99.CODE— Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO High Income Fund

By:	/s/ PETER G. STRELOW
Peter G. Strelow
President (Principal Executive Officer)

Date:	September 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ PETER G. STRELOW
Peter G. Strelow
President (Principal Executive Officer)

Date:	September 27, 2016

By:	/s/ WILLIAM G. GALIPEAU
William G. Galipeau
Treasurer (Principal Financial & Accounting Officer)

Date:	September 27, 2016